GMO TRUST
STATEMENT OF ADDITIONAL INFORMATION
June 30, 2010
as revised August 2, 2010

U.S. Equity Funds

U.S. Core Equity Fund
Class III: GMUEX
Class IV: GMRTX
Class V: —
Class VI: GMCQX

Tobacco-Free Core Fund
Class III: GMTCX

Quality Fund
Class III: GQETX
Class IV: GQEFX
Class V: GQLFX
Class VI: GQLOX

U.S. Intrinsic Value Fund
Class III: GMVUX

U.S. Growth Fund
Class III: GMGWX

U.S. Small/Mid Cap Value Fund
Class III: GMSUX

U.S. Small/Mid Cap Growth Fund
Class III: GMSPX

Real Estate Fund
Class III: GMORX

Tax-Managed U.S. Equities Fund
Class III: GTMUX

International Equity Funds

International Core Equity Fund
Class III: GMIEX
Class IV: GMIRX
Class VI: GCEFX

International Intrinsic Value Fund
Class II: GMICX
Class III: GMOIX
Class IV: GMCFX

International Growth Equity Fund
Class III: GMIGX
Class IV: GMGFX

International Equity Funds (continued)

Developed World Stock Fund
Class III: GDWTX
Class IV: GDWFX

Currency Hedged International Equity Fund
Class III: GMOCX

Foreign Fund
Class II: GMFRX
Class III: GMOFX
Class IV: GMFFX

Foreign Small Companies Fund
Class III: GMFSX
Class IV: GFSFX

International Small Companies Fund
Class III: GMISX

Emerging Markets Fund
Class II: GMEMX
Class III: GMOEX
Class IV: GMEFX
Class V: GEMVX
Class VI: GEMMX

Emerging Countries Fund
Class III: GMCEX

Emerging Domestic Opportunities Fund
Class II: —
Class III: —
Class IV: —
Class V: —
Class VI: —

Taiwan Fund
Class III: GMOTX

Tax-Managed International
Equities Fund
Class III: GTMIX

Flexible Equities Fund
Class III: GFEFX
Class VI: GFFEX

Fixed Income Funds

Domestic Bond Fund
Class III: GMDBX
Class VI: GDBSX

Core Plus Bond Fund
Class III: GUGAX
Class IV: GPBFX

International Bond Fund
Class III: GMIBX

Strategic Fixed Income Fund
Class III: GFITX
Class VI: GMFIX

Currency Hedged International Bond Fund
Class III: GMHBX

Global Bond Fund
Class III: GMGBX

Emerging Country Debt Fund
Class III: GMCDX
Class IV: GMDFX

Short-Duration Investment Fund
Class III: GMSIX

Short-Duration Collateral Fund
Ticker: GMOSX

Short-Duration Collateral Share Fund
Class III: GMDCX
Class VI: —

Inflation Indexed Plus Bond Fund
Class III: GMITX
Class VI: GMIPX

U.S. Treasury Fund
Ticker: GUSTX

Asset Allocation Bond Fund
Class III: GMOBX
Class VI: GABFX

Fixed Income Funds (continued)

Asset Allocation International Bond Fund
Class III: —
Class VI: —

World Opportunity Overlay Share Fund
Class III: —
Class VI: —

Asset Allocation Funds

U.S. Equity Allocation Fund
Class III: GUSAX

International Equity Allocation Fund
Class III: GIEAX

International Opportunities Equity Allocation Fund
Class III: GIOTX

Global Equity Allocation Fund
Class III: GMGEX

World Opportunities Equity Allocation Fund
Class III: GWOAX

Global Balanced Asset Allocation Fund
Class III: GMWAX

Strategic Opportunities Allocation Fund
Class III: GBATX

Benchmark-Free Allocation Fund
Class III: GBMFX

Alpha Only Fund
Class III: GGHEX
Class IV: GAPOX

This Statement of Additional Information is not a prospectus. It relates to the GMO Trust Prospectus for each series of GMO Trust (the “Trust”) set forth above (other than Emerging Domestic Opportunities Fund) dated June 30, 2010, as amended and revised from time to time thereafter (the “MultiFund Prospectus”), and the GMO Trust Prospectus for Emerging Domestic Opportunities Fund dated August 2, 2010, as amended from time to time thereafter (the “Emerging Domestic Opportunities Fund Prospectus” and, together with the MultiFund Prospectus, each a “Prospectus,” and collectively, the “Prospectuses”), and should be read in conjunction therewith. Information from the Prospectuses relating to the series of GMO Trust set forth above (each a “Fund,” and collectively, the “Funds,” and together with other series of the Trust not offered in the Prospectuses, each a “GMO Fund,” and collectively, the “GMO Funds”) and the annual report to shareholders of each Fund is (or, in the case of each of Emerging Domestic Opportunities Fund, Asset Allocation International Bond Fund, and World Opportunity Overlay Share Fund, will be when available), incorporated by reference into this Statement of Additional Information. The Prospectus and the annual report to shareholders of each Fund may be obtained (in the case of each of Emerging Domestic Opportunities Fund, Asset Allocation International Bond Fund, and World Opportunity Overlay Share Fund, when available) free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling the Trust collect at 1-617-346-7646.

-i-

INVESTMENT OBJECTIVES AND POLICIES
The investment objective and principal strategies of, and risks of investing in, each Fund are described in each Fund’s Prospectus. Unless otherwise indicated in the Prospectuses or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.
FUND INVESTMENTS
The charts on the following pages indicate the types of investments that each Fund is generally permitted (but not required) to make. A Fund may, however, make other types of investments, provided the investments are consistent with the Fund’s investment objective and policies and the Fund’s investment restrictions do not expressly prohibit it from so doing.
Investors should note that, when used in this Statement of Additional Information, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For instance, a Fund may invest indirectly or make indirect investments by investing in another investment company or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset. Accordingly, the following charts indicate the types of investments that a Fund is directly or indirectly permitted to make.

	U.S. Core	Tobacco-Free		U.S. Intrinsic	U.S.	U.S. Small/Mid	U.S. Small/Mid		Tax-Managed U.S.
U.S. Equity Funds	Equity Fund	Core Fund	Quality Fund	Value Fund	Growth Fund	Cap Value Fund	Cap Growth Fund	Real Estate Fund	Equities Fund
U.S. Equity Securities[1]	X	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers[2]			X
Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X	X	X	X	X
Foreign Investments—Emerging Countries[2]			X
Securities Lending	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X	X	X	X
Non-Standard Warrants (LEPOs and P-Notes)
Options and Futures	X	X	X	X	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X	X	X	X	X
Foreign Currency Transactions			X
Repurchase Agreements	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Municipal Securities[4]
Cash and Other High Quality Investments	X	X	X	X	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X	X	X	X
Real Estate Investment Trusts and other Real Estate-Related Investments	X	X	X	X	X	X	X	X	X
Asset-Backed and Related Securities
Adjustable Rate Securities
Below Investment Grade Securities
Brady Bonds
Euro Bonds
Zero Coupon Securities
Indexed Securities
Structured Notes
Firm Commitments and When-Issued Securities
Loans, Loan Participations, and Assignments
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X	X	X	X	X	X	X	X
Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund5)
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies—Shares of Other GMO Trust Funds	X	X	X	X	X	X	X	X	X

Emerging
	International	International	International	Developed	Currency Hedged			International			Domestic		Tax-Managed
	Core	Intrinsic	Growth	World	International		Foreign Small	Small	Emerging	Emerging	Opportunities	Taiwan	International	Flexible
International Equity Funds	Equity Fund	Value Fund	Equity Fund	Stock Fund	Equity Fund	Foreign Fund	Companies Fund	Companies Fund	Markets Fund	Countries Fund	Fund	Fund	Equities Fund	Equities Fund
U.S. Equity Securities[1]	X	X	X	X	X			X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers[2]	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Investments—Emerging Countries[2]	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Securities Lending	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Non-Standard Warrants (LEPOs and P-Notes)	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Options and Futures	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X			X	X	X	X	X	X	X
Debt and Other Fixed Income Securities	X	X	X	X	X			X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[3]	X	X	X	X	X			X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[3]	X	X	X	X	X			X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Municipal Securities[4]					X									X
Cash and Other High Quality Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Real Estate Investment Trusts and other Real Estate-Related Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Asset-Backed and Related Securities
Adjustable Rate Securities
Below Investment Grade Securities					X				X	X	X	X		X
Brady Bonds
Euro Bonds
Zero Coupon Securities
Indexed Securities					X				X	X	X	X		X
Structured Notes	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Firm Commitments and When-Issued Securities					X	X	X		X	X	X	X		X
Loans, Loan Participations, and Assignments
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund5)
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies—Shares of Other GMO Trust Funds	X	X	X	X	X	X	X	X	X	X	X	X	X	X

					Currency						Inflation			Asset	World
				Strategic	Hedged		Emerging			Short-Duration	Indexed	U.S.	Asset	Allocation	Opportunity
	Domestic	Core Plus	International	Fixed	International	Global	Country	Short-Duration	Short-Duration	Collateral	Plus	Treasury	Allocation	International	Overlay
Fixed Income Funds	Bond Fund	Bond Fund	Bond Fund	Income Fund	Bond Fund	Bond Fund	Debt Fund	Investment Fund	Collateral Fund	Share Fund	Bond Fund	Fund	Bond Fund	Bond Fund	Share Fund
U.S. Equity Securities[1]	X	X	X	X	X	X	X	X	X	X	X		X	X	X
Foreign Investments—Foreign Issuers[2]	X	X	X	X	X	X	X	X	X	X	X		X	X	X
Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X	X	X	X	X	X	X		X	X	X
Foreign Investments—Emerging Countries[2]	X		X	X	X	X	X	X	X	X	X		X	X	X
Securities Lending	X	X	X	X	X	X	X	X	X	X	X		X	X	X
Depositary Receipts	X	X	X	X	X	X	X				X		X	X
Convertible Securities	X	X	X	X	X	X	X	X	X	X	X		X	X	X
Preferred Stocks	X	X	X	X	X	X	X				X		X	X
Warrants and Rights	X	X	X	X	X	X	X	X	X	X	X		X	X	X
Non-Standard Warrants (LEPOs and P-Notes)
Options and Futures	X	X	X	X	X	X	X	X	X	X	X		X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X	X	X	X	X	X	X		X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X	X	X		X	X	X
Repurchase Agreements	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X	X	X		X	X	X
Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Municipal Securities[4]	X	X	X	X	X	X	X	X		X	X		X	X
Cash and Other High Quality Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X	X	X	X	X	X	X6	X	X	X
Real Estate Investment Trusts and other Real Estate-Related Investments
Asset-Backed and Related Securities	X	X	X	X	X	X	X	X	X	X	X		X	X	X
Adjustable Rate Securities	X	X	X	X	X	X	X	X	X	X	X		X	X	X
Below Investment Grade Securities	X	X	X	X	X	X	X	X	X	X	X		X	X	X
Brady Bonds		X	X	X	X	X	X				X		X	X
Euro Bonds		X	X	X	X	X	X				X		X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X	X	X		X	X	X
Indexed Securities	X	X	X	X	X	X	X	X	X	X	X		X	X	X
Structured Notes	X	X	X	X	X	X	X	X	X	X	X		X	X	X
Firm Commitments and When-Issued Securities	X	X	X	X	X	X	X	X	X	X	X		X	X
Loans, Loan Participations, and Assignments	X	X	X	X	X	X	X				X		X	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund5)
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X	X	X	X	X	X	X7	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies—Shares of Other GMO Trust Funds	X	X	X	X	X	X	X	X		X	X		X	X	X

			International		World
			Opportunities		Opportunities	Global Balanced	Strategic
	U.S. Equity	International Equity	Equity	Global Equity	Equity	Asset	Opportunities	Benchmark-Free	Alpha
Asset Allocation Funds	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Allocation Fund	Only Fund
U.S. Equity Securities[1]	X	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers[2]	X	X	X	X	X	X	X	X	X
Foreign Investments—Foreign Issuers (Traded on U.S. Exchanges)[2]	X	X	X	X	X	X	X	X	X
Foreign Investments—Emerging Countries[2]	X	X	X	X	X	X	X	X	X
Securities Lending	X	X	X	X	X	X	X	X	X
Depositary Receipts	X	X	X	X	X	X	X	X	X
Convertible Securities	X	X	X	X	X	X	X	X	X
Preferred Stocks	X	X	X	X	X	X	X	X	X
Warrants and Rights	X	X	X	X	X	X	X	X	X
Non-Standard Warrants (LEPOs and P-Notes)									X
Options and Futures	X	X	X	X	X	X	X	X	X
Swap Contracts and Other Two-Party Contracts	X	X	X	X	X	X	X	X	X
Foreign Currency Transactions	X	X	X	X	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Long and Medium Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Short-Term Corporate & Government Bonds[3]	X	X	X	X	X	X	X	X	X
Debt and Other Fixed Income Securities—Municipal Securities[4]	X	X	X	X	X	X	X	X	X
Cash and Other High Quality Investments	X	X	X	X	X	X	X	X	X
U.S. Government Securities and Foreign Government Securities	X	X	X	X	X	X	X	X	X
Real Estate Investment Trusts and other Real Estate-Related Investments	X	X	X	X	X	X	X	X	X
Asset-Backed and Related Securities	X	X	X	X	X	X	X	X	X
Adjustable Rate Securities	X	X	X	X	X	X	X	X	X
Below Investment Grade Securities	X	X	X	X	X	X	X	X	X
Brady Bonds		X	X	X	X	X	X	X	X
Euro Bonds		X	X	X	X	X	X	X	X
Zero Coupon Securities	X	X	X	X	X	X	X	X	X
Indexed Securities	X	X	X	X	X	X	X	X	X
Structured Notes		X	X	X	X	X	X	X	X
Firm Commitments and When-Issued Securities	X	X	X	X	X	X	X	X	X
Loans, Loan Participations, and Assignments	X	X	X	X	X	X	X	X	X
Reverse Repurchase Agreements and Dollar Roll Agreements	X	X	X	X	X	X	X	X	X
Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund5)		X	X	X	X	X	X	X
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies or Other Pooled Investments	X	X	X	X	X	X	X	X	X
Investments in Other Investment Companies—Shares of Other GMO Trust Funds	X	X	X	X	X	X	X	X	X

Footnotes to Fund Investments Charts

[1]	For more information, see, among other sections, “Description of Principal Risks—Market Risk—Equity Securities” in each Prospectus.

[2]	For more information, see, among other sections, “Description of Principal Risks—Foreign Investment Risk” in each Prospectus and “Descriptions and Risks of Fund Investments—Risks of Foreign Investments” herein.

[3]	For more information, see, among other sections, “Descriptions and Risks of Fund Investments—U.S. Government Securities and Foreign Government Securities” herein.

[4]	For more information, see, among other sections, “Descriptions and Risks of Fund Investments—Municipal Securities” herein.

[5]	A series of the Trust offered through a separate private placement memorandum.

[6]	U.S. Treasury Fund is not generally permitted to invest in Foreign Government Securities.

[7]	U.S. Treasury Fund is not generally permitted to invest in Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities
(Note: Some of the footnotes to the above charts refer investors to various risks described in the “Description of Principal Risks” section of the Prospectuses for more information relating to a particular type of investment listed in the charts. The presence of such a risk cross reference for a particular Fund investment is not intended to indicate that such risk is a principal risk of that Fund, and instead is intended to provide more information regarding the risks associated with the particular investment. Please refer to the “Fund Summary” and “Description of Principal Risks” sections of a Fund’s Prospectus for a list of the Fund’s principal risks.)
DESCRIPTIONS AND RISKS OF FUND INVESTMENTS
The following is a description of investment practices in which the Funds may engage and the risks associated with their use. The Asset Allocation Funds (as well as other Funds that invest in other GMO Funds or other investment companies (“underlying Funds”), as noted in the Prospectuses or in “Fund Investments” in this Statement of Additional Information) are indirectly exposed to the investment practices of the underlying Funds in which they invest, and are therefore subject to all risks associated with the practices of the underlying Funds. UNLESS OTHERWISE NOTED HEREIN, THE INVESTMENT PRACTICES AND ASSOCIATED RISKS DETAILED BELOW ALSO INCLUDE THOSE TO WHICH A FUND INDIRECTLY MAY BE EXPOSED THROUGH ITS INVESTMENT IN THE UNDERLYING FUNDS. ANY REFERENCES TO INVESTMENTS MADE BY A FUND INCLUDE THOSE THAT MAY BE MADE BOTH DIRECTLY BY THE FUND AND INDIRECTLY BY THE FUND (E.G., THROUGH ITS INVESTMENTS IN THE UNDERLYING FUNDS OR THROUGH ITS INVESTMENTS IN DERIVATIVES OR SYNTHETIC INSTRUMENTS).
Not all Funds may engage in all practices described below. Please refer to each Fund’s “Fund Summary” in the Fund’s Prospectus and “Fund Investments” in this Statement of Additional Information for additional information regarding the practices in which a particular Fund may engage.
Portfolio Turnover
Based on Grantham, Mayo, Van Otterloo & Co. LLC’s (“GMO” or the “Manager”) assessment of market conditions, the Manager may trade each Fund’s investments more frequently at some times than at others, resulting in a higher portfolio turnover rate. Increased portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and which may adversely affect the Fund’s performance. It also may give rise to additional taxable income for its shareholders, including through the realization of capital gains or other types of income that are taxable to Fund shareholders when distributed by a Fund to them, unless those shareholders are themselves exempt from taxation or otherwise investing in the Fund through a tax-advantaged account. If portfolio turnover results in the recognition of short-term capital gains, those gains typically are taxed to shareholders at ordinary income tax rates. The after-tax impact of portfolio turnover is not considered when making investment decisions for a Fund, except for Tax-Managed U.S. Equities Fund and Tax-Managed International Equities Fund (collectively, the “Tax-Managed Funds”). See “Distributions and Taxes” in each Prospectus and “Distributions” and “Taxes” in this Statement of Additional Information for more information.
Other than Asset Allocation International Bond Fund, World Opportunity Overlay Share Fund, and Emerging Domestic Opportunities Fund, which will commence operations on or following August 2, 2010, the historical portfolio turnover rate for each Fund is shown under the heading “Financial Highlights” in the MultiFund Prospectus. Changes in portfolio turnover rates for U.S. Growth Fund and U.S. Small/Mid Cap Value Fund were generally the result of active trading strategies employed by such Funds’ portfolio managers in response to market conditions, and not reflective of a material change in investment strategy.
Diversified and Non-Diversified Portfolios
As set forth in “Investment Restrictions” below, Funds that are “diversified” funds are required to satisfy the diversified fund requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). At least 75% of the value of a diversified fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities that for the purposes of this calculation are limited in respect of any one issuer to not greater than 5% of the value of the fund’s total assets and not more than 10% of the outstanding voting securities of any single issuer.
As stated in the Prospectuses, Funds that are “non-diversified” funds under the 1940 Act are not required to satisfy the requirements for diversified funds. A non-diversified Fund is permitted (but is not required) to invest a higher percentage of its assets in the securities of fewer issuers. That concentration could increase the risk of loss to a Fund resulting from a decline in the market value of particular portfolio securities. Investment in a non-diversified fund may entail greater risks than investment in a diversified fund.
All Funds, whether diversified or non-diversified, must meet diversification standards to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). See “Taxes” below for a description of these diversification standards.
Risks of Foreign Investments
General. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. A Fund may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities, or otherwise on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Funds that invest in foreign securities also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations also apply to investments in securities of foreign issuers and securities principally traded outside the United States.
Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. While the Funds make reasonable efforts to stay informed of foreign reporting requirements relating to the Funds’ foreign portfolio securities (e.g., through the Funds’ brokerage contacts, publications of the Investment Company Institute, which is the national association of U.S. investment companies, the Funds’ custodial network, and, to the extent deemed appropriate by the Funds under the circumstances, local counsel in the relevant foreign country), no assurance can be given that the Funds will satisfy applicable foreign reporting requirements at all times.
Emerging Countries. The risks described above apply to an even greater extent to investments in emerging countries. Taiwan is considered by the Manager to be an emerging country. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries, and disclosure and regulatory standards in many respects are less stringent. In addition, the securities markets of emerging countries are typically subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations is limited, and any such enforcement may be arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.
Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries’ economies and securities markets.
Economies of emerging countries generally are heavily dependent on international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies of emerging countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition.
Custodial services are often more expensive and other investment-related costs higher in emerging countries than in developed countries, which could reduce a Fund’s income from investments in securities or debt instruments of emerging country issuers.
Emerging countries are more likely than developed countries to experience political uncertainty and instability, including the risk of war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that affect U.S. investments in these countries. No assurance can be given that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments (or, in the case of fixed-income securities, interest) in emerging countries.
Special Risks of Investing in Asian Securities. In addition to the risks of foreign investments and emerging countries investments described above, investments in Asia are subject to other risks. The economies of Asian countries are at varying levels of development. Markets of countries whose economies are in the early stages of development typically exhibit a high concentration of market capitalization and have less trading volume, lower liquidity, and more volatility that more developed markets. Some Asian countries depend heavily on foreign trade. The economies of some Asian countries are not diversified and are based on only a few commodities or industries.
Investments in Asia also are susceptible to social, political, legal, and operational risks. Some countries have authoritarian or relatively unstable governments. Some governments in the region provide less supervision and regulation of their financial markets and in some countries less financial information is available than is typical of more developed markets. Some Asian countries restrict direct foreign investment in securities markets, and investments in securities traded on those markets may be made, if at all, only indirectly (e.g., through Depositary Receipts, as defined below under “Depositary Receipts,” derivatives, etc.). For example, Taiwan permits foreign investment only through authorized qualified foreign institutional investors (“QFII”). For Taiwan Fund, the Manager is registered with the Securities and Futures Commission of Taiwan as a QFII and is therefore authorized to invest directly in the Taiwanese securities market, subject to certain limitations including a maximum investment amount. Taiwan Fund is listed as a sub-account under the Manager’s QFII license and is authorized to invest directly in the Taiwanese securities market. Taiwan Fund’s ability to continue to invest directly in Taiwan is subject to the risk that the Manager’s QFII license or the Fund’s sub-account under the Manager’s QFII license may be terminated or suspended by the Securities and Futures Commission. In addition, the maximum investment amount permitted under the Manager’s QFII license applies to investments by the Manager, Taiwan Fund, and any other entities listed as sub-accounts under the Manager’s license. Investments by the Manager and any other sub-accounts may limit the amount which Taiwan Fund can invest, and the activities of the other entities listed as sub-accounts could cause the termination or suspension of the Manager’s QFII license.
Asian countries periodically experience increases in market volatility and declines in foreign currency exchange rates. Currency fluctuations affect the value of securities because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar. Fluctuations in currency exchange rates can also affect a country’s or company’s ability to service its debt.
Investment in particular Asian countries is subject to unique risks, yet the political and economic prospects of one country or group of countries can affect other countries in the region. For example, the economies of some Asian countries are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis, or a decline in currency valuation in one Asian country may spread to other Asian countries. The risks of investing in Asian countries are particularly pronounced for Taiwan Fund, which invests primarily in Taiwan. Such risks may also be particularly pronounced for Flexible Equities Fund, which, as of the date of this Statement of Additional Information, had invested substantially all of its assets in equity investments tied economically to Japan.
Special Risks of Investing in Russian Securities. Certain of the Funds may invest directly in the securities of Russian issuers. Certain other Funds may have indirect exposure to Russian securities through their investment in one or more of the GMO Funds with direct investments in Russia. Investment in those securities presents many of the same risks as investing in the securities of emerging country issuers, as described in the preceding sections. The social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, however, may be particularly pronounced relative to investments in more developed countries. Russia’s system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.
A risk of particular note with respect to direct investment in Russian securities results from the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. A Fund will endeavor to ensure that its interest is appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration.
Also, although a Russian public enterprise having a certain minimum number of shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, in recent years, so-called “financial-industrial groups” have emerged that seek to deter outside investors from interfering in the management of the companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Manager. Further, this also could cause a delay in the sale of Russian securities held by a Fund if a particular purchaser is deemed unsuitable, exposing the Fund to potential loss on the investment.
Securities Lending
A Fund may make secured loans of its portfolio securities amounting to not more than one-third of its total assets (one-quarter in the case of International Intrinsic Value Fund and Currency Hedged International Equity Fund). For these purposes, total assets include the proceeds of such loans. Securities loans are made to broker-dealers that the Manager believes to be of relatively high credit standing pursuant to agreements requiring that the loans be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities (marked to market daily). If a loan is collateralized by U.S. government or other securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in one or more money market funds (in which case the Fund will bear its pro rata share of such money market fund’s fees and expenses), or directly in interest-bearing, short-term securities, and typically pays a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. As with other extensions of credit, the Fund bears the risk of delay in the recovery of loaned securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline.
Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund has the right to call loans at any time on reasonable notice and will do so if both (i) the Manager receives adequate notice of a proposal upon which shareholders are being asked to vote, and (ii) the Manager believes that the benefits to the Fund of voting on such proposal outweigh the benefits to the Fund of having the security remain out on loan. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of the Fund’s return on its securities lending. The Funds may also pay various fees in connection with securities loans, including shipping fees and custodian fees.
See “Taxes” below for a discussion regarding the eligibility of substitute payments received by a Fund under a securities loan for certain types of tax preferred treatment (e.g., for the corporate-

dividends-received deduction, or as “qualified dividend income” for taxable years beginning before January 1, 2011).
Depositary Receipts
Many of the Funds invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs) (collectively, “Depositary Receipts”). Depositary Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world.
Convertible Securities
A convertible security is a security (a bond or preferred stock) that may be converted at a stated price within a specified period into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but are usually subordinated to senior debt obligations of the issuer. Convertible securities provide holders, through their conversion feature, an opportunity to participate in increases in the market price of their underlying securities. The price of a convertible security is influenced by the market price of the underlying security, and tends to increase as the market price rises and decrease as the market price declines. The Manager regards convertible securities as a form of equity security.
Preferred Stocks
Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock, and thus represent an ownership interest in the issuer. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectuses or this Statement of Additional Information regarding equity or fixed income securities.
Warrants and Rights
A Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of options on securities, as described in “Options and Futures” below. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.
Non-Standard Warrants. From time to time, certain Funds may use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”) and participatory notes (“P-Notes”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, LEPOs and P-Notes entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the LEPO or P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks—Derivatives Risk” and “—Credit and Counterparty Risk” in the Prospectuses and “Uses of Derivatives” below. Additionally, while LEPOs or P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO or P-Note will be willing to repurchase such instrument when the Fund wishes to sell it.
Options and Futures
Many of the Funds use options and futures for various purposes, including for investment purposes and as a means to hedge other investments. (See “Uses of Derivatives” below for more information regarding the various derivatives strategies those Funds may employ using options and futures.) The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of options, futures, and options on futures, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect a Fund’s performance.
Options on Securities and Indices. Many of the Funds may purchase and sell put and call options on equity, fixed income, or other securities or indices in standardized exchange-traded contracts. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price. Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.
Purchasing Options on Securities and Indices. Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.
Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.
In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.
Writing Options on Securities and Indices. Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing call or put options on securities or indices. The premium a Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit. The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.
A Fund may write a call option on a security or other instrument held by the Fund (commonly known as “writing a covered call option”). In such case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, a Fund may write a call option on securities in which it may invest but that are not currently held by the Fund. During periods of declining securities prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund’s income with minimal capital risk. However, when securities prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Calls written on securities that the Fund does not own are riskier than calls written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Calls written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.
A Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.
OTC Options. A Fund may also invest in over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date.
In addition, a holder of an option may terminate its obligation prior to the option’s expiration by effecting an offsetting closing transaction. In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. A Fund realizes a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option. If a Fund desires to sell a security on which it has written a call option, it will effect a closing purchase prior to or concurrently with the sale of the security. There can be no assurance, however, that a closing purchase or sale can be effected when a Fund desires to do so.
An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.
No guarantee exists that a Fund will be able to effect a closing purchase or a closing sale with respect to a specific option at any particular time.
Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The value of options written by a Fund will be affected by many factors, including changes in the value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.
The Funds’ ability to use options as part of their investment programs depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, a Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. If a Fund writes a call option and does not hold the underlying security or instrument, the amount of the Fund’s potential loss is theoretically unlimited.
An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange (“Exchange”), which provides a secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest in some options; (ii) restrictions by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions on particular classes or series of options or underlying securities; (iv) unusual or unforeseen interruptions in normal operations on an Exchange; (v) inability to handle current trading volume; or (vi) discontinuance of options trading (or trading in a particular class or series of options) (although outstanding options on an Exchange that were issued by the Options Clearing Corporation should continue to be exercisable in accordance with their terms). In addition, the hours of trading for options on an Exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.
The Exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, the Manager, and other clients of the Manager may constitute such a group. These limits could restrict a Fund’s ability to purchase or sell options on a particular security.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty; however, the exposure to counterparty risk may differ. See “Swap Contracts and Other Two-Party Contracts—Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below for a discussion of counterparty risk and other risks associated with investing in OTC options.
Each Fund’s ability to engage in options transactions may be limited by tax considerations.
Currency Options. Certain Funds may purchase and sell options on currencies. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. Funds that are permitted to invest in securities denominated in foreign currencies may purchase or sell options on currencies. (See “Foreign Currency Transactions” below for more information on those Funds’ use of currency options.)
Futures. To the extent consistent with applicable law, a Fund permitted to invest in futures contracts may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and (to the extent a Fund is permitted to invest in commodities and commodity-related derivatives (as defined in “Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund)” below)) commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.”
Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of such futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.
The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For futures contracts which are cash settled, a Fund may designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of such contract. Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.
Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities or other underlying instrument, in most cases, futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.
In the United States, futures contracts are traded only on commodity exchanges or boards of trade — known as “contract markets” — approved by the Commodity Futures Trading Commission (“CFTC”), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. Certain Funds may also purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets. (See “Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges” below.)
Index Futures. A Fund’s purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC. A Fund may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.
Interest Rate Futures. Some Funds may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.

Inflation Linked Futures. Inflation Indexed Plus Bond Fund, Asset Allocation Bond Fund, and Asset Allocation International Bond Fund may engage in transactions involving inflation linked futures, including Consumer Price Index (“CPI”) futures, which are exchange-traded futures contracts that represent the inflation on a notional value of $1,000,000 for a period of three months, as implied by the CPI. Inflation linked futures may be used by the Fund to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds) thereby creating “synthetic” inflation indexed bonds. The Fund also may combine inflation linked futures with U.S. Treasury futures contracts to create “synthetic” inflation indexed bonds issued by the U.S. Treasury. See “Indexed Securities—Inflation Indexed Bonds” below for a discussion of inflation indexed bonds.
Currency Futures. Funds that are permitted to invest in securities denominated in foreign currencies may buy and sell futures contracts on currencies. (See “Foreign Currency Transactions” below for a description of those Funds’ use of currency futures.)
Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American style option) or on the expiration date (in the case of European style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.
Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. In addition, a Fund may purchase and sell interest rate options on U.S. Treasury or Eurodollar futures to take a long or short position on interest rate fluctuations. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. (See “Foreign Currency Transactions” below for a description of some Funds’ use of options on currency futures.)
A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.
Commodity Futures and Options on Commodity Futures. The Asset Allocation Funds (except U.S. Equity Allocation Fund and Alpha Only Fund), through their investments in GMO Alternative Asset Opportunity Fund (another series of the Trust offered through a separate private placement memorandum), may have exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures. A futures contract on a commodity is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures. While commodity futures on individual commodities are physically settled, the Manager intends to close out those futures contracts before the settlement date without the making or taking of delivery.
Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the case of Index Futures and futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be hedged, the Fund may realize a loss on the futures contract at the same time the Fund is realizing a loss on the portfolio position intended to be hedged. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of transactions in futures and related options for hedging also depends on the direction and extent of exchange rate, interest rate and asset price movements within a given time frame. For example, to the extent equity prices remain stable during the period in which a futures contract or option is held by a Fund investing in equity securities (or such prices move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction, which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.
All participants in the futures market are subject to margin deposit and maintenance requirements. Instead of meeting margin calls, investors may close futures contracts through offsetting transactions, which could distort normal correlations. The margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, allowing for more speculators who may cause temporary price distortions. Trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.
A Fund may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.
The Funds’ ability to engage in the futures and options on futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments at all or that their use will be effective. In addition, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short (and long) positions in Index Futures or futures on commodities indices may be closed out only by purchasing (or selling) a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.
As discussed above, a Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. The Fund’s net asset value will generally fluctuate with the value of the security or other instrument underlying a futures contract as if it were already in the Fund’s portfolio. Futures transactions can have the effect of investment leverage. Furthermore, if a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.
Each Fund’s ability to engage in futures and options on futures transactions may be limited by tax considerations.

Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.
Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change correspondingly.
Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when the Manager reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.
Additional Economic Factors. The value of the commodities underlying commodity futures contracts may be subject to additional economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.
See also “Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund)” below for more discussion of the special risks of investing in commodity futures, options on commodity futures, and related types of derivatives.
Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the currencies in which trading is done on foreign exchanges and other currencies, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Risks of Foreign Investments” above).
Swap Contracts and Other Two-Party Contracts
Many of the Funds use swap contracts (or “swaps”) and other two-party contracts for the same or similar purposes as options and futures. (See “Uses of Derivatives” below for more information regarding the various derivatives strategies those Funds may employ using swap contracts and other two-party contracts.)
Swap Contracts. The Funds may directly or indirectly use various different types of swaps, such as swaps on securities and securities indices, total return swaps, interest rate swaps, currency swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, and other types of available swap agreements, depending on a Fund’s investment objective and policies. Swap contracts are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate, or index, multiplied in each case by a specified amount (“notional amount”), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the parties’ obligations are netted, with only the net amount paid by one party to the other.
Swap contracts are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap contracts may be entered into for hedging or non-hedging purposes and therefore may increase or decrease a Fund’s exposure to the underlying instrument, rate, asset or index. Swaps can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if the Manager determines it is consistent with the Fund’s investment objective and policies.
A Fund may enter into swaps on securities or securities indices. For example, the parties to a swap contract may agree to exchange returns calculated on a notional amount of a security, basket of securities, or securities index (e.g., S&P 500 Index). Additionally, a Fund may use total return swaps, which typically involve commitments to pay amounts computed in the same manner as interest in exchange for a market-linked return, both based on notional amounts. A Fund may use such swaps to gain investment exposure to the underlying security or securities where direct ownership is either not legally possible or is economically unattractive. To the extent the total return of the security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.
In addition, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value. A Fund may also enter into swaps to modify its exposure to particular currencies using currency swaps. For instance, a Fund may enter into a currency swap between the U.S. dollar and the Japanese Yen in order to increase or decrease its exposure to each such currency.
A Fund may use inflation swaps, which involve commitments to pay a regular stream of inflation indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on a notional amount. The nominal interest payments may be based on either a fixed interest rate or variable interest rate, such as LIBOR. Inflation swaps may be used to hedge the inflation risk in nominal bonds (i.e., non-inflation indexed bonds), thereby creating synthetic inflation indexed bonds, or combined with U.S. Treasury futures contracts to create synthetic inflation indexed bonds issued by the U.S. Treasury. See “Indexed Securities — Inflation Indexed Bonds” below.
In addition, a Fund may directly or indirectly use credit default swaps to take an active long or short position with respect to the likelihood of default by a corporate (including asset-backed security) or sovereign issuer of fixed income securities. In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties on their obligations. For example, in purchasing a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty, such as a U.S. or foreign issuer or basket of such issuers, upon issuer default (or similar events) at their par (or other agreed-upon) value. A Fund, as the purchaser in a credit default swap, bears the risk that the investment might expire worthless. It also would be subject to counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event) (see “Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts” below). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.
A Fund also may use credit default swaps for investment purposes by selling a credit default swap, in which case the Fund will receive a premium from its counterparty in return for the Fund’s taking on the obligation to pay the par (or other agreed-upon) value to the counterparty upon issuer default (or similar events). As the seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. If no event of default (or similar event) occurs, the Fund would keep the premium received from the counterparty and would have no payment obligations. For credit default swap agreements on asset-backed securities, an event of default may be triggered by various events, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, an event of default may be triggered by such events as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium or restructuring.
A Fund may use variance swap agreements, which involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount paid by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would receive a payment when the realized price variance of the underlying asset is greater than the strike price and would make a payment when that variance is less than the strike price. A payer of the realized price variance would make a payment when the realized price variance of the underlying asset is greater than the strike price and would receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
While no Fund directly uses commodity swaps, the Asset Allocation Funds (except U.S. Equity Allocation Fund and Alpha Only Fund), through their investments in GMO Alternative Asset Opportunity Fund (another series of the Trust offered through a separate private placement memorandum), may have indirect exposure to commodity swaps on one or more broad-based commodities indices (e.g., the Dow Jones-UBS Commodity Index), as well as commodity swaps on individual commodities or baskets of commodities. See “Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund)” below for more discussion of that Fund’s use of commodity swap contracts and other related types of derivatives.
Contracts for Differences. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. A Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. A Fund will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long position will outperform the basket constituting the short position. If the short basket outperforms the long basket, the Fund will realize a loss — even in circumstances when the securities in both the long and short baskets appreciate in value. In addition, GMO Alternative Asset Opportunity Fund may use contracts for differences that are based on the relative performance of two different groups or baskets of commodities. Often, one or both baskets is a commodities index. Contracts for differences on commodities operate in a similar manner to contracts for differences on securities described above.

Interest Rate Caps, Floors, and Collars. The Funds may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, will be subject to similar risks. See “Options and Futures—Risk Factors in Options Transactions” and “—Risk Factors in Futures and Futures Options Transactions” above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls outside the range of two specified interest rates.
Swaptions. An option on a swap agreement, also called a “swaption,” is an OTC option that gives the buyer the right, but not the obligation, to enter into a swap on a specified future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index (such as a call option on a bond). A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index (such as a put option on a bond). Swaptions also include options that allow one of the counterparties to terminate or extend an existing swap.
Risk Factors in Swap Contracts, OTC Options, and Other Two-Party Contracts. A Fund may only close out a swap, contract for differences, cap, floor, collar, or OTC option (including swaption) with its particular counterparty, and may only transfer a position with the consent of that counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will be able to enforce its rights. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under an OTC derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The credit rating of a counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital.
Each Fund’s ability to enter into these transactions may be affected by tax considerations.
Additional Risk Factors in OTC Derivatives Transactions. Among other trading agreements, certain Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with select counterparties that generally govern over-the-counter derivative transactions entered into by such Funds. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions.

Termination events may include the decline in the net assets of a Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations.
Additional Regulatory Limitations on the Use of Futures and Related Options, Interest Rate Floors, Caps and Collars, Certain Types of Swap Contracts and Related Instruments. Each Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.
Foreign Currency Transactions
Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the currency exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political and economic developments in the U.S. or abroad. Currencies in which a Fund’s assets are denominated may be devalued against other currencies, resulting in a loss to the Fund.
Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. Those Funds may use such currency instruments for hedging, investment, and/or currency risk management. Currency risk management may include taking overweighted or underweighted currency positions relative to both the securities portfolio of a Fund and the Fund’s performance benchmark or index. Those Funds also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency-denominated security that approximates desired risk and return characteristics when the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.
Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce a Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate because of independent factors not related to currency fluctuations. If a forward foreign currency contract is used for hedging, an imperfect correlation between movements in the price of the forward foreign currency contract and the price of the currency or other investment being hedged creates risk.
A Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. (See “Options and Futures—Futures” above for more information on futures contracts and options on futures contracts).
A Fund also may purchase or sell options on currencies. These give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using options. (See “Options and Futures—Currency Options” above for more information on currency options).
Repurchase Agreements
A Fund may (in the case of U.S. Treasury Fund, as a principal investment strategy) enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which the Fund acquires a security (usually an obligation of the government in the jurisdiction where the transaction is initiated or in whose currency the agreement is denominated or, in the case of U.S. Treasury Fund, usually a security backed by the full faith and credit of the U.S. government, such as a U.S. Treasury bill, bond or note) for a relatively short period (usually less than a week) for cash and subject to the commitment of the seller to repurchase the security for an agreed-upon price on a specified date. The repurchase price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements afford a Fund the opportunity to earn a return on temporarily available cash without market risk, although the Fund does run the risk of a seller’s defaulting on its obligation to pay the repurchase price when it is required to do so. Such a default may subject the Fund to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security while the Fund seeks to enforce its rights, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) the inability to enforce its rights and the expenses involved in attempted enforcement. Entering into repurchase agreements entails certain risks, which include the risk that the counterparty to the repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks—Credit and Counterparty Risk” in the Prospectuses.

Debt and Other Fixed Income Securities Generally
Debt and other fixed income securities include fixed and floating rate securities of any maturity. Fixed rate securities pay a specified rate of interest or dividends. Floating rate securities pay a rate that is adjusted periodically by reference to a specified index or market rate. Fixed and floating rate securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private issuers, and generally are referred to in this Statement of Additional Information as “fixed income securities.” Indexed bonds are a type of fixed income security whose principal value and/or interest rate is adjusted periodically according to a specified instrument, index, or other statistic (e.g., another security, inflation index, currency, or commodity). See “Adjustable Rate Securities” and “Indexed Securities” below.
Holders of fixed income securities are exposed to both market and credit risk. Market risk (or “interest rate risk”) relates to changes in a security’s value as a result of changes in interest rates. In general, the values of fixed income securities increase when interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of an issuer to make payments of principal and interest. Obligations of issuers are subject to bankruptcy, insolvency and other laws that affect the rights and remedies of creditors. Fixed income securities denominated in foreign currencies also are subject to the risk of a decline in the value of the denominating currency.
Because interest rates vary, the future income of a Fund that invests in fixed income securities cannot be predicted with certainty. The future income of a Fund that invests in indexed securities also will be affected by changes in those securities’ indices over time (e.g., changes in inflation rates, currency rates, or commodity prices).
Cash and Other High Quality Investments
Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Funds’ investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the United States Government and its agencies, bankers’ acceptances, commercial paper, and bank certificates of deposit.
U.S. Government Securities and Foreign Government Securities
U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage

Association (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of a Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.
Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.
As with other fixed income securities, U.S. government securities and foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of U.S. government securities or foreign government securities may fall during times of rising interest rates. Yields on U.S. government securities and foreign government securities tend to be lower than those of corporate securities of comparable maturities. Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless the Manager waives or reduces its management fees.
In addition to investing directly in U.S. government securities and foreign government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. A Fund may also invest in Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are interests in separately traded interest and principal component parts of U.S. Treasury obligations that represent future interest payments, principal payments, or both, are direct obligations of the U.S. government, and are transferable through the federal reserve book-entry system. Certificates of accrual and similar instruments may be more volatile than other government securities.
Municipal Securities
Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate. The two principal classifications of municipal obligations are “notes” and “bonds.”
Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. They are generally payable from specific revenues expected to be received at a future date or are issued in anticipation of long-term financing to be obtained in the market to provide for the repayment of the note.
Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds, the proceeds of which are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes, include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest.
Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.
Securities purchased for a Fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations that have a specified maturity date but also are payable before maturity after notice by the holder. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds).
See “Taxes” below for a discussion of the tax treatment of municipal obligations at the Fund and shareholder level.
Real Estate Investment Trusts and other Real Estate-Related Investments
Certain Funds may invest in pooled real estate investment vehicles (so-called “real estate investment trusts” or “REITs”) and other real estate-related investments such as securities of companies principally engaged in the real estate industry. In addition to REITs, companies in the real estate industry and real estate-related investments may include, for example, entities that either own properties or make construction or mortgage loans, real estate developers, and companies with substantial real estate holdings. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate. Factors affecting real estate values include the supply of real property in particular markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional market conditions. The value of real-estate related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends.

REITs are pooled investment vehicles that invest in real estate or real estate-related companies. The Funds may invest in different types of REITs, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. In general, the value of a REIT’s shares changes in light of factors affecting the real estate industry. REITs are also subject to the risk of fluctuations in income from underlying real estate assets, poor performance by the REIT’s manager and inability to manage cash flows generated by the REIT’s assets, defaults by borrowers, self-liquidation, adverse changes in the tax laws, and, with regard to U.S. REITs (as defined in “Taxes” below), the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the 1940 Act. See “Taxes” below for a discussion of special tax considerations relating to a Fund’s investment in U.S. REITs.
Asset-Backed and Related Securities
An asset-backed security is a fixed income security that predominantly derives its creditworthiness from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit- card receivables), collateralized mortgage obligations, and collateralized debt obligations, each of which is described in more detail below.
Mortgage-Backed Securities. Mortgage-backed securities are asset-backed securities backed by pools of residential and commercial mortgages, which may include sub-prime mortgages. Mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government, such as Freddie Mac, Fannie Mae, and FHLBs), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. Interest and principal payments (including prepayments) on the mortgage loans underlying mortgage-backed securities pass through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage loan prepays the remaining principal before the loan’s scheduled maturity date. Unscheduled prepayments of the underlying mortgage loans may result in early payment of the applicable mortgage-backed securities held by a Fund. The Fund may be unable to invest prepayments in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than traditional fixed income securities. Many factors affect the rate of mortgage loan prepayments, including changes in interest rates, general economic conditions, the location of the property underlying the mortgage, the age of the mortgage loan, and social and demographic conditions.
Mortgage-backed securities are subject to varying degrees of credit risk, depending on whether they are issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government) or by non-governmental issuers. Securities issued by private organizations may not be readily marketable, and since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, mortgage-backed securities have been subject to greater liquidity risk. In addition, mortgage-

backed securities are subject to the risk of loss of principal if the obligors of the underlying obligations default in their payment obligations, and to certain other risks described in “Other Asset-Backed Securities” below. The risk of defaults associated with mortgage-backed securities is generally higher in the case of mortgage-backed investments that include sub-prime mortgages.
Mortgage-backed securities may include Adjustable Rate Securities as such term is defined in “Adjustable Rate Securities” below.
Other Asset-Backed Securities. Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit-card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-backed securities described immediately above. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk. The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above.
Payment of interest on asset-backed securities and repayment of principal largely depends on the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (i.e., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default in payment of the obligations and the defaulted obligations exceed the securities’ credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.
The value of an asset-backed security may be affected by the factors described above and other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. The value of asset-backed securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. In addition, the insolvency of entities that generate receivables or that utilize the underlying assets may result in a decline in the value of the underlying assets as well as costs and delays.
Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit-card receivables are unsecured. In addition, a Fund may invest in securities backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans, many of which may be unsecured (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations” ) (see “Collateralized Debt Obligations” (“CDOs”) below). Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.
In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit-card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit-cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit-card.
Collateralized Mortgage Obligations (“CMOs”); Strips and Residuals. A CMO is a debt obligation backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer of a CMO generally pays interest and prepaid principal on a monthly basis. These payments are secured by the underlying portfolio, which typically includes mortgage pass-through securities guaranteed by Freddie Mac, Fannie Mae, or the Government National Mortgage Association (“Ginnie Mae”) and their income streams, and which also may include whole mortgage loans and private mortgage bonds.
CMOs are issued in multiple classes, often referred to as “tranches.” Each class has a different maturity and is entitled to a different schedule for payments of principal and interest, including pre-payments.
In a typical CMO transaction, the issuer of the CMO bonds uses proceeds from the CMO offering to buy mortgages or mortgage pass-through certificates (the “Collateral”). The issuer then pledges the Collateral to a third party trustee as security for the CMOs. The issuer uses principal and interest payments from the Collateral to pay principal on the CMOs, paying the tranche with the earliest maturity first. Thus, the issuer pays no principal on a tranche until all other tranches with earlier maturities are paid in full. The early retirement of a particular class or series has the same effect as the prepayment of mortgage loans underlying a mortgage-backed pass-through security.
CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or other asset-backed securities.
The Funds also may invest in CMO residuals, which are issued by agencies or instrumentalities of the U.S. government or by private lenders of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, and investment banks. A CMO residual represents excess cash flow generated by the Collateral after the issuer of the CMO makes all required principal and interest payments and after the issuer’s management fees and administrative expenses have been paid. Thus, CMO residuals have value only to the extent income from the Collateral exceeds the amount necessary to satisfy the issuer’s debt obligations on all other outstanding CMOs. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characterization of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses, and the pre-payment experience on the mortgage assets.
CMOs also include certificates representing undivided interests in payments of interest-only or principal-only (“IO/PO Strips”) on the underlying mortgages.
IO/PO Strips and CMO residuals tend to be more volatile than other types of securities. If the underlying securities are prepaid, holders of IO/PO Strips and CMO residuals may lose a substantial portion or the entire value of their investment. In addition, if a CMO pays interest at an adjustable rate, the cash flows on the related CMO residual will be extremely sensitive to rate adjustments.
Collateralized Debt Obligations (“CDOs”). A Fund may invest in CDOs, which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are asset-backed securities. A CBO is a trust or other special purpose vehicle backed by a pool of fixed income securities. A CLO is an obligation of a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured and unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade, or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portions are the residual, equity, and subordinate tranches, which bear some or all of the risk of default by the bonds or loans in the trust, and therefore protects the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection provided by the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CBO or CLO securities.
The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which a Fund invests. Typically, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, a Fund may characterize its investments in CDOs as illiquid, unless an active dealer market for a particular CDO allows the CDO to be purchased and sold in Rule 144A transactions. CDOs are subject to the typical risks associated with debt instruments discussed elsewhere in this Statement of Additional Information and the Prospectuses (e.g., interest rate risk and default risk). Additional risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments, (ii) a decline in the quality of the collateral, and (iii) the possibility that a Fund may invest in a subordinate tranche of a CDO. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected. An investment in a CDO also is subject to the risk that the issuer and the investors may interpret the terms of the instrument differently, giving rise to disputes.
Adjustable Rate Securities
Adjustable rate securities are securities with interest rates that reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Adjustable rate securities include U.S. government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, changes in market interest rates or changes in the issuer’s creditworthiness may still affect their value. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the rate adjustments, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.
Below Investment Grade Securities
Some Funds may invest some or all of their assets in securities or instruments rated below investment grade (that is, rated below Baa3/P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB-/A-2 by Standard & Poor’s (“S&P”) for a particular security/commercial paper, or securities unrated by Moody’s or S&P that are determined by the Manager to be of comparable quality to securities so rated) at the time of purchase, including securities in the lowest rating categories and comparable unrated securities (“Below Investment Grade Securities”) (commonly referred to as “junk bonds”). In addition, some Funds may hold securities that are downgraded to below-investment-grade status after the time of purchase by the Funds. Compared to higher quality fixed income securities, Below Investment Grade Securities offer the potential for higher investment returns but subject holders to greater credit and market risk. The ability of an issuer of Below Investment Grade Securities to meet principal and interest payments is considered speculative. A Fund’s investments in Below Investment Grade Securities are more dependent on the Manager’s own credit analysis than its investments in higher quality bonds. The market for Below Investment Grade Securities may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in Below Investment Grade Securities. In addition, the market may be less liquid for Below Investment Grade Securities than for other types of securities. Reduced liquidity can affect the values of Below Investment Grade Securities, make their valuation and sale more difficult, and result in greater volatility. Because Below Investment Grade Securities are difficult to value, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried by a Fund. Some Below Investment Grade Securities in which a Fund invests may be in poor standing or in default.
Securities in the lowest investment-grade category (BBB or Baa) also have some speculative characteristics. See “Appendix B—Commercial Paper and Corporate Debt Ratings” for more information concerning commercial paper and corporate debt ratings.
Brady Bonds
Brady Bonds are securities created through the restructuring of commercial bank loans to public and private entities under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines, and other emerging countries.
Brady Bonds may be collateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in OTC secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.
The valuation of a Brady Bond typically depends on an evaluation of: (i) any collateralized repayments of principal at final maturity; (ii) any collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayments of principal at maturity (the uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and the history of prior defaults by the issuers of Brady Bonds, investments in Brady Bonds may be viewed as speculative.
Euro Bonds
Euro bonds are securities denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Euro bonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms in numerous countries. While Euro bonds often pay principal and interest in Eurodollars (i.e., U.S. dollars held in banks outside of the United States), some Euro bonds may pay principal and interest in other currencies. Euro bonds are subject to the same risks as other fixed income securities. See “Debt and Other Fixed Income Securities Generally” above.

Zero Coupon Securities
A Fund investing in “zero coupon” fixed income securities accrues interest income at a fixed rate based on initial purchase price and length to maturity, but the securities do not pay interest in cash on a current basis. The Fund is required to distribute the accrued income to its shareholders, even though the Fund is not receiving the income in cash on a current basis. Thus, a Fund may have to sell other investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so). The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO/PO Strips and STRIPS.
Indexed Securities
Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, group of instruments, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.
The performance of indexed securities depends on the performance of the security, security index, inflation index, currency, or other instrument to which they are indexed. Interest rate changes in the U.S. and abroad also may influence performance. Indexed securities also are subject to the credit risks of the issuer, and their values are adversely affected by declines in the issuer’s creditworthiness.
A Fund’s investments in certain indexed securities, including inflation indexed bonds, may generate taxable income in excess of the interest they pay to the Fund, which may cause the Fund to sell investments to obtain cash to make income distributions to shareholders (including at a time when it may not be advantageous to do so). See “Distributions and Taxes” in the Prospectuses and “Distributions” and “Taxes” in this Statement of Additional Information.
Currency-Indexed Securities. Currency-indexed securities have maturity values or interest rates determined by reference to the values of one or more foreign currencies. Currency-indexed securities also may have maturity values or interest rates that depend on the values of a number of different foreign currencies relative to each other.
Inverse Floating Obligations. Indexed securities in which a Fund may invest include so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically decline as the index or reference rates, typically short-term interest rates, increase and increase as index or reference rates decline. An inverse floating obligation may have the effect of investment leverage to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index or reference rate of interest. Generally, leverage will result in greater price volatility.

Inflation Indexed Bonds. Some Funds, in particular Inflation Indexed Plus Bond Fund, Asset Allocation Bond Fund, and Asset Allocation International Bond Fund, invest in inflation indexed bonds. Such Funds may also invest in futures contracts on inflation indexed bonds. See “Options and Futures—Inflation Linked Futures” above for a discussion of inflation linked futures. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.
Inflation indexed securities issued by the U.S. Treasury (or “TIPS”) have maturities of approximately five, ten or twenty years (thirty year TIPS are no longer offered), although it is possible that securities with other maturities will be issued in the future. U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation indexed bonds will be adjusted downward and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value.
Although inflation indexed bonds protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. In addition, inflation indexed bonds do not protect holders from increases in interest rates due to reasons other than inflation (such as changes in currency exchange rates).

The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect changes in a comparable inflation index calculated by the foreign government. No assurance can be given that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, no assurance can be given that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States.
Coupon payments received by a Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond constitutes taxable ordinary income to investors in the Fund, even though principal is not paid until maturity.
Structured Notes
Similar to indexed securities, structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in the value of a specific asset, reference rate, or index (the “reference”) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the reference. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured notes may be indexed positively or negatively, so that appreciation of the reference may produce an increase or decrease in the interest rate or value of the principal at maturity. In addition, changes in the interest rate or the value of the principal at maturity may be fixed at a specified multiple of the change in the value of the reference, making the value of the note particularly volatile.
Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.
Firm Commitments and When-Issued Securities
Some Funds may enter into firm commitments and similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. For example, a Fund that invests in fixed-income securities may enter into a firm commitment agreement if the Manager anticipates a decline in interest rates and believes it is able to obtain a more advantageous future yield by committing currently to purchase securities to be issued later. When a Fund purchases securities on a when-issued or delayed-delivery basis, it is required to maintain cash, U.S. government securities, or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund’s when-issued or delayed-delivery commitments. A Fund generally does not earn income on the securities it has committed to purchase until after delivery. A Fund may take delivery of the securities or, if deemed advisable as a matter of investment strategy, may sell the securities before the settlement date. When payment is due on when-issued or delayed-delivery securities, the Fund makes payment from then-available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than what the Fund paid for them).
Loans, Loan Participations, and Assignments
Some Funds may invest in direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans, promissory notes, and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Investments in direct debt instruments are subject to a Fund’s policies regarding the quality of debt investments generally.
Purchasers of loans and other forms of direct indebtedness, including promissory notes, depend primarily on the borrower for payment of principal and interest, and adverse changes in the creditworthiness of the borrower may affect its ability to pay principal and interest. Direct debt instruments may not be rated by a nationally recognized rating agency. In the event of non-payment of interest or principal, loans that are secured offer a Fund more protection than comparable unsecured loans. However, no assurance can be given that the collateral for a secured loan can be liquidated or that the proceeds will satisfy the borrower’s obligation. Investment in the indebtedness of borrowers with low creditworthiness involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Investments in sovereign debt similarly involve the risk that the governmental entities responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due.
When investing in a loan participation, a Fund typically purchases a portion of a lender’s or participant’s interest in a loan but has no direct contractual relationship with the borrower. The Fund must rely on the seller of the participation interest not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of principal, interest, or other payments due under the loan. This may subject the Fund to greater delays, expenses, and risks than if the Fund could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Fund may be treated as a creditor of the seller of the participation interest (rather than of the borrower), thus exposing the Fund to the credit risk of the seller in addition to the credit risk of the borrower. A participation agreement also may limit the rights of the Fund to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.
Investments in loans through direct assignment of a lender’s interests may involve additional risks to a Fund. For example, if a secured loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower.
Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. A Fund is required to maintain liquid assets to cover the Fund’s potential obligations under standby financing commitments.
Reverse Repurchase Agreements and Dollar Roll Agreements
The Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.
Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.
A Fund that enters into reverse repurchase agreements and dollar roll agreements maintains cash, U.S. government securities, or other liquid assets equal in value to its obligations under those agreements. If the buyer in a reverse repurchase agreement or dollar roll agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. Furthermore, in that situation a Fund may be unable to recover the securities it sold in connection with a reverse repurchase agreement and as a result would realize a loss equal to the difference between the value of the securities and the payment it received for them. This loss would be greater to the extent the buyer paid less than the value of the securities the Fund sold to it (e.g., a buyer may only be willing to pay $95 for a bond with a market value of $100). Additionally, reverse repurchase agreements entail the same risks as over-the-counter derivatives. These include the risk that the counterparty to the reverse repurchase agreement may not be able to fulfill its obligations, as discussed above, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. See “Description of Principal Risks—Derivatives Risk” and “—Credit and Counterparty Risk” in the Prospectuses and “Uses of Derivatives” below. Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund’s fundamental investment restriction on borrowings.

Commodity-Related Investments (through GMO Alternative Asset Opportunity Fund)
The Asset Allocation Funds (except for U.S. Equity Allocation Fund and Alpha Only Fund) may gain exposure to commodity markets by investing in GMO Alternative Asset Opportunity Fund, a series of the Trust, which is offered through a separate private placement memorandum. GMO Alternative Asset Opportunity Fund seeks indirect exposure to investment returns of commodities, including a range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and softs (e.g., cocoa, coffee, and sugar). GMO Alternative Asset Opportunity Fund obtains such exposure by investing in shares of a wholly owned subsidiary company, which, in turn, primarily invests in commodity-related derivatives (as defined below). GMO serves as the investment manager to the subsidiary but does not receive any additional management or other fees for such services.
Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.
Actions of and changes in governments, and political and economic instability, in commodity-producing and -exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation may also impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.
GMO Alternative Asset Opportunity Fund achieves indirect exposure to commodities through its wholly owned subsidiary, which, in turn, invests in derivatives whose values are based on the value of a commodity, commodity index, or other readily-measurable economic variables dependent upon changes in the value of commodities or the commodities markets (“commodity-related derivatives”). The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.
The Asset Allocation Funds should generally be entitled to treat all of the income that they realize from GMO Alternative Asset Opportunity Fund, including income from GMO Alternative Asset Opportunity Fund’s investment in its subsidiary, as qualifying income for purposes of qualifying as a regulated investment company under the Code. There is a risk, however, that the IRS could determine that some or all of the income derived from GMO Alternative Asset Opportunity Fund’s investment in its subsidiary should not be treated as qualifying income in the hands of the Asset Allocation Funds, which might adversely affect the Asset Allocation Funds’ ability to qualify as regulated investment companies. See “Taxes” below.
Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities
Each Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, “illiquid securities” are securities that the Fund may not sell or dispose of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.
A repurchase agreement maturing in more than seven days is considered illiquid, unless it can be terminated after a notice period of seven days or less.
The Manager also may deem certain securities to be illiquid as a result of the Manager’s receipt from time to time of material, non-public information about an issuer, which may limit the Manager’s ability to trade such securities for the account of any of its clients, including the Funds. In some instances, these trading restrictions could continue in effect for a substantial period of time.
Private Placements and Restricted Investments. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition, a Fund may not be able to initiate a transaction or liquidate a position in such investments at a desirable price. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.
While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the Securities Act of 1933, as amended (the “1933 Act”), unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an

“underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.
At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing a Fund’s net asset value. The judgment of the Manager normally plays a greater role in valuing these securities than in valuing publicly traded securities.
IPOs and Other Limited Opportunities. Certain Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.
Investments in Other Investment Companies or Other Pooled Investments
Subject to applicable regulatory requirements, a Fund may invest in shares of both open- and closed-end investment companies (including other GMO Funds, money market funds, and exchange-traded funds (“ETFs”)). Investing in another investment company exposes a Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company’s fees and expenses. Many of the Funds also may invest in private investment funds, vehicles, or structures.
ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be purchased from the UIT or investment company issuing the securities or in the secondary market (SPDRs are listed on the American Stock Exchange and iShares are listed on the New York Stock Exchange). The market price for ETF shares may be higher or lower than the ETF’s net asset value. The sale and redemption prices of ETF shares purchased from the issuer are based on the issuer’s net asset value.
Because ETFs are investment companies, investments in ETFs would, absent exemptive relief, be limited under applicable statutory limitations. Those limitations restrict a Fund’s investment in the shares of an ETF or other investment company to up to 5% of the Fund’s assets (which may represent no more than 3% of the securities of such ETF or other investment company) and limit aggregate investments in all ETFs and other investment companies to 10% of the Fund’s assets. Certain Funds, including Emerging Markets Fund, Emerging Countries Fund, and Emerging Domestic Opportunities Fund, may invest in one or more ETFs beyond the statutory limitations pursuant to an agreement with the ETF, provided that the Fund complies with the terms and conditions of the agreement and the conditions of the ETF’s exemptive order.
Currency Hedged International Equity Fund, Alpha Only Fund and some non-asset allocation Funds may invest without limitation in other GMO Funds. These investments are not made in reliance on the fund of funds exemption provided in Section 12(d)(1)(G) of the 1940 Act, but instead are made in reliance on a Securities and Exchange Commission (“SEC”) exemptive order obtained by the Manager and the Trust permitting Funds of the Trust to operate as funds of funds. As described in each Prospectus, shareholders of the investing Funds do not bear directly any of the operating fees and expenses of these underlying Funds, but bear indirectly a proportionate share of their operating fees and expenses (absent reimbursement of those expenses).
Short Sales
A Fund may seek to hedge investments or realize additional gains through short sales. A Fund may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities identical to those sold short. If a Fund makes a short sale against the box, the Fund will not immediately deliver the securities sold and will not immediately receive the proceeds from the sale. However, the Fund is required to hold securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. Once the Fund closes out its short position by delivering the securities sold short, it will receive the proceeds of the sale. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.
In addition, certain Funds, in particular Alpha Only Fund and Flexible Equities Fund, are permitted to make short sales of securities it does not own (i.e., short sales that are not against the box), in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security (e.g., shares of an ETF) to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales that are not against the box.
A Fund will incur a loss as a result of a short sale if the price of the security or index increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay in connection with a short sale. Short sales that are not against the box involve a form of investment leverage, and the amount of a Fund’s loss on such a short sale is theoretically unlimited. Under adverse market conditions, a Fund may have difficulty purchasing securities to meet its short sale delivery obligations, and may have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when it would be unfavorable to do so. In addition, a Fund may have difficulty purchasing securities to meet its delivery obligations in the case of less liquid securities sold short by the Fund such as certain emerging market securities or securities of companies with smaller market capitalizations.
Tax-Sensitive Strategies
When making investment decisions for the Tax-Managed Funds, the Manager considers the after-tax impact of portfolio transactions. As described in the MultiFund Prospectus, in doing so, the Manager may employ a variety of tax management techniques, such as seeking to minimize sales of securities that result in capital gains, preferring the sale of securities producing long-term capital gains to those producing short-term capital gains, and selling securities to realize capital losses that can be offset against realized capital gains. A Tax-Managed Fund’s ability to utilize excess net capital losses from prior taxable years to reduce distributable net realized capital gains in subsequent taxable years may be limited by reason of direct or indirect changes in actual or constructive ownership of the Fund. Please see “Taxes” in this Statement of Additional Information for more information. In addition, the tax management techniques employed by the Manager may change over time depending upon a variety of factors, including current market conditions and the amount of embedded gains and losses in a Fund’s portfolio. No assurance can be given that the Manager will be successful in employing any or all of these strategies.
In addition, for redemptions initiated by the shareholder, in lieu of redeeming its shares in cash, a Fund may pay the redemption price in whole or in part with appreciated securities, so as to avoid having to distribute the capital appreciation in those securities to its remaining shareholders. The effect on the redeeming shareholder is the same for U.S. federal income tax purposes as a redemption in cash. Redeeming shareholders receiving securities will pay tax on any capital gains realized on the Fund shares redeemed and may incur additional gains or losses during the period between the date of redemption and the date they sell the securities. They also may incur brokerage charges on the sale of those securities.
Tobacco-Free Strategies
As described in the MultiFund Prospectus, the Tobacco-Free Core Fund must invest at least 80% of its assets, and expects to invest substantially all of its assets, in investments in tobacco-free companies. Due to this investment policy, the Fund is subject to the additional investment risk that tobacco-producing issuers will outperform non-tobacco-producing issuers and, consequently, that the Fund will underperform relative to the U.S. Core Equity Fund.

USES OF DERIVATIVES
Introduction and Overview
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities, and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
This overview outlines various ways in which the U.S. Equity, International Equity Funds and Alpha Only Fund, and Fixed Income Funds (other than U.S. Treasury Fund) may use different types of exchange-traded and OTC derivatives in implementing their investment programs. It is intended to supplement the information included in a Fund’s Prospectus, including the risks associated with derivatives described under “Description of Principal Risks” in the Prospectus, and the information provided in the “Fund Investments” and “Descriptions and Risks of Fund Investments” sections of this Statement of Additional Information. This overview, however, is not intended to be exhaustive and a Fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or the Fund’s Prospectus.
In addition, a Fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivatives transaction at any time or from time to time, or that any such transactions will be successful.
Note: Unless otherwise noted below in this section, the uses of derivatives discussed herein with respect to a particular Fund only refer to the Fund’s direct use of such derivatives. As indicated in the Prospectuses and in the “Fund Investments” section of this Statement of Additional Information, certain Funds may invest in other Funds of the Trust, which, in turn, may use types of derivatives and/or employ derivatives strategies that differ from those described in this Statement of Additional Information or the Prospectuses.
Function of Derivatives in the Funds. The types of derivatives used and derivatives strategies employed by a Fund and the extent a Fund uses derivatives varies from Fund to Fund depending on the Fund’s specific investment objective and strategies. In addition, specific market conditions may influence the Manager’s choice of derivatives and derivatives strategies for a particular Fund, in some cases to a significant extent.

Use of Derivatives by the U.S. Equity Funds
Types of Derivatives That May Be Used by the U.S. Equity Funds
•	Options, futures contracts, and related options on securities indices

•	Long swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of equity securities

•	Short swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of equity securities

•	Contracts for differences, i.e., swaps on an index, a single equity security, or a basket of equity securities that contain both long and short equity components

•	Warrants and rights

•	Reverse repurchase agreements
Uses of Derivatives by the U.S. Equity Funds
The Funds may use derivatives to effect transactions intended as substitutes for securities lending.
The Funds may use derivatives as a substitute for direct investment in securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Funds also may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero).
In addition, the Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In addition, Quality Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The U.S. Equity Funds may have temporary net long exposures in excess of their net assets as a result of rebalancing the Funds’ portfolios in anticipation of cash flows (redemptions, subscriptions, payments of fees, etc.).

Use of Derivatives by the International Equity Funds and Alpha Only Fund
Note: Currency Hedged International Equity Fund and Alpha Only Fund may use the derivatives and engage in the derivatives strategies described below directly and/or indirectly through their investment in other Funds of the Trust.
Types of Derivatives That May Be Used by the International Equity Funds and Alpha Only Fund
•	Options, futures contracts, and related options on securities or baskets or indices of securities

•	Long swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of equity securities

•	Short swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of equity securities

•	Contracts for differences, i.e., swaps on an index, a single equity security, or a basket of equity securities that contain both long and short equity components

•	Structured notes

•	Non-Standard Warrants (including LEPOs and P-Notes)

•	Reverse repurchase agreements
Foreign Currency Derivative Transactions That May Be Employed by the International Equity Funds and Alpha Only Fund
•	Buying and selling spot currencies

•	Forward foreign currency contracts

•	Currency futures contracts and related options (both cash and physically settled)

•	Options on currencies

•	Currency swap contracts
Uses of Derivatives by the International Equity Funds and Alpha Only Fund
The Funds may use derivatives to effect transactions intended as substitutes for securities lending.
The Funds may use derivatives as a substitute for direct investment in securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust their currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by their portfolio investments.
The International Equity Funds may have temporary net long exposures in excess of their net assets as a result of rebalancing the Funds’ portfolios in anticipation of cash flows (redemptions, subscriptions, payments of fees, etc.). A Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.
Use of Derivatives by the Fixed Income Funds
Note: The Fixed Income Funds (other than U.S. Treasury Fund) may use the derivatives and engage in the derivatives strategies described below directly and/or indirectly through their investment in other GMO Funds (some of which are not offered through the Prospectuses).
Types of Derivatives That May Be Used by the Fixed Income Funds
•	Futures contracts and related options on bonds as well as baskets or indices of securities

•	Options on bonds and other securities

•	Swap contracts, including interest rate swaps, swaps on an index, a single fixed income security, or a basket of fixed income securities, credit default swaps, inflation swaps (Inflation Indexed Plus Bond Fund and Asset Allocation Bond Fund only), and contracts for differences

•	Swaptions

•	Structured notes

•	Reverse repurchase agreements
Foreign Currency Derivative Transactions That May Be Employed by the Fixed Income Funds
•	Buying and selling spot currencies

•	Forward foreign currency contracts

•	Currency futures contracts and related options (both cash and physically settled)

•	Options on currencies

•	Currency swap contracts

Uses of Derivatives by the Fixed Income Funds
The Funds may use derivatives to effect transactions intended as substitutes for securities lending.
The Funds may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Funds may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). For example, a Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. A Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
Each of the Fixed Income Funds is not limited in the extent to which it uses derivatives or in the absolute face value of its derivative positions. As a result, the Fund may be leveraged in terms of aggregate exposure of its assets, and its net long exposure may exceed 100% of its net assets.

INVESTMENT RESTRICTIONS
Fundamental Restrictions:
The following are Fundamental Investment Restrictions of the Funds, which may not be changed without shareholder approval:
(1) Each Fund may not borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund’s custodian earmarks and maintains cash and/or high-grade debt securities equal in value to its obligations in respect of these transactions.
Under current pronouncements of the SEC staff, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund maintains liquid assets equal in value to its obligations in respect of these transactions.
(2) With respect to each Fund (except for Quality Fund, Developed World Stock Fund, Benchmark-Free Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, Short-Duration Collateral Share Fund, Strategic Fixed Income Fund, International Opportunities Equity Allocation Fund, Inflation Indexed Plus Bond Fund, U.S. Treasury Fund, Asset Allocation Bond Fund, Asset Allocation International Bond Fund, World Opportunity Overlay Share Fund, Flexible Equities Fund, and Emerging Domestic Opportunities Fund), the Fund may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)
(3) With respect to each Fund (except for Quality Fund, International Core Equity Fund, International Growth Equity Fund, Developed World Stock Fund, Benchmark-Free Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, Short-Duration Collateral Share Fund, Strategic Fixed Income Fund, International Opportunities Equity Allocation Fund, Inflation Indexed Plus Bond Fund, Alpha Only Fund, U.S. Treasury Fund, Asset Allocation Bond Fund, Asset Allocation International Bond Fund, World Opportunity Overlay Share Fund, Flexible Equities Fund, and Emerging Domestic Opportunities Fund), the Fund may not make short sales of securities or maintain a short position for the Fund’s account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.
(4) Each Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.
(5) Each Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.
(6) Each Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of a Fund’s total assets in the case of each Fund (except International Intrinsic Value Fund, Currency Hedged International Equity Fund, Flexible Equities Fund, Taiwan Fund, and Short-Duration Collateral Fund), with respect to not more than 25% of total assets in the case of each of International Intrinsic Value Fund and Currency Hedged International Equity Fund, and with respect to 100% of total assets in the case of each of Flexible Equities Fund, Taiwan Fund, and Short-Duration Collateral Fund.
(7) Each Fund may not concentrate more than 25% of the value of its total assets in any one industry, except that Real Estate Fund will invest more than 25% of its assets in real estate-related securities.
For purposes of this Fundamental Restriction (7), an industry shall not be considered to include the U.S. government or its agencies or instrumentalities.
(8)(a) With respect to each Fund (except Developed World Stock Fund, Benchmark-Free Allocation Fund, Global Balanced Asset Allocation Fund, Global Equity Allocation Fund, International Equity Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, U.S. Equity Allocation Fund, Short-Duration Collateral Share Fund, Strategic Fixed Income Fund, International Opportunities Equity Allocation Fund, Inflation Indexed Plus Bond Fund, Asset Allocation Bond Fund, Asset Allocation International Bond Fund, and Emerging Domestic Opportunities Fund), the Fund may not purchase or sell commodities or commodity contracts, except that the Funds (other than the Short-Duration Investment Fund) may purchase and sell financial futures contracts and options thereon.
(b) With respect to each of Developed World Stock Fund, Short-Duration Collateral Share Fund, Strategic Fixed Income Fund, Inflation Indexed Plus Bond Fund, Asset Allocation Bond Fund, Asset Allocation International Bond Fund, and Emerging Domestic Opportunities Fund, the Fund may not purchase commodities, except that the Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts).

(c) With respect to each of Benchmark-Free Allocation Fund, Global Balanced Asset Allocation Fund, Global Equity Allocation Fund, International Equity Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, U.S. Equity Allocation Fund, and International Opportunities Equity Allocation Fund, the Fund may not purchase commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon and may invest in other registered open-end investment companies that purchase or sell commodities, commodity contracts or any type of commodity-related derivative instrument (including without limitation all types of commodity-related swaps, futures contracts, forward contracts, and option contracts).
(9) Each Fund may not issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC.
The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements, and standby commitment agreements fall within the functional meaning of the term “evidence of indebtedness,” the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such obligations or maintains liquid assets equal in value to its obligations with respect to these transactions. Similarly, so long as such assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.
(10) With respect to the Tobacco-Free Core Fund only, the Fund may not invest in (i) securities which at the time of such investment are not readily marketable, (ii) securities the disposition of which is restricted under federal securities laws, and (iii) repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund’s total assets (taken at current value) would then be invested in securities described in (i), (ii) and (iii) above.
(11) With respect to each of U.S. Core Equity Fund, Tobacco-Free Core Fund, U.S. Small/Mid Cap Value Fund, International Core Equity Fund, International Intrinsic Value Fund, International Growth Equity Fund, Foreign Small Companies Fund, International Small Companies Fund, International Equity Allocation Fund, Global Balanced Asset Allocation Fund, Global Equity Allocation Fund, Benchmark-Free Allocation Fund, Strategic Opportunities Equity Allocation Fund, World Opportunities Equity Allocation Fund, and International Opportunities Equity Allocation Fund, the Fund may not cause less than 75% of the value of the Fund’s total assets to be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of any single issuer.

Note Regarding World Opportunity Overlay Share Fund: As described in the MultiFund Prospectus, World Opportunity Overlay Share Fund (“WOOSF”) invests substantially all of its assets in GMO World Opportunity Overlay Fund (“Overlay Fund”), which is a separate series of the Trust offered through a separate private placement memorandum. Overlay Fund maintains the same Fundamental Investment Restrictions as those set forth above with respect to WOOSF.
Non-Fundamental Restrictions:
The following are Non-Fundamental Investment Restrictions of the Funds, which may be changed by the Trustees without shareholder approval:
(1) Each Fund may not buy or sell oil, gas, or other mineral leases, rights or royalty contracts, although it may purchase securities of issuers that deal in oil, gas, or other mineral leases, rights or royalty contracts, including securities of royalty trusts, and may purchase securities which are secured by, or otherwise hold or represent interests in, oil, gas, or other mineral leases, rights or royalty contracts.
(2) Each Fund may not make investments for the purpose of gaining control of a company’s management.
(3) Each Fund may not invest more than 15% of its net assets in illiquid securities.
(4) With respect to each Fund (except for Quality Fund, Developed World Stock Fund, Benchmark-Free Allocation Fund, Strategic Opportunities Allocation Fund, World Opportunities Equity Allocation Fund, Short-Duration Collateral Share Fund, Strategic Fixed Income Fund, International Opportunities Equity Allocation Fund, Inflation Indexed Plus Bond Fund, U.S. Treasury Fund, Asset Allocation Bond Fund, Asset Allocation International Bond Fund, World Opportunity Overlay Share Fund, Flexible Equities Fund, and Emerging Domestic Opportunities Fund), the Fund may not pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 33 1/3% of the Fund’s total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)
(5) With respect to each Fund which has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (each, a “Name Policy”), the Fund may not change its Name Policy as set forth under the Fund’s “Principal investment strategies” in the Fund’s Prospectus without providing the Fund’s shareholders with a notice meeting the requirement of Rule 35d-1(c) at least 60 days prior to such change.
For purposes of each Name Policy, each Fund considers the term “invest” to include both direct investing and indirect investing and the term “investments” to include both direct investments and indirect investments (for instance, a Fund may invest indirectly or make indirect investments by investing in another GMO Fund or in derivatives and synthetic instruments with economic characteristics similar to the underlying asset), and a Fund may achieve exposure to a particular investment, industry, country, or geographic region through direct investing or indirect investing and/or direct investments or indirect investments.
(6) With respect to Short-Duration Investment Fund only, the Fund may not invest more than 25% of the value of its total assets in obligations issued by banks.
(7) With respect to Emerging Markets Fund only, for so long as any investor in the Fund is an Undertaking for Collective Investment in Transferable Securities subject to the European Communities (Undertaking for Collective Investment in Transferable Securities) Regulations 2003, as amended (the “UCITS Regulations”), the Fund may not hold investments in collective investment undertakings (as such term is used in the UCITS Regulations) in excess of 10% of the Fund’s net assets.
Overlay Fund maintains the same Non-Fundamental Investment Restrictions as those set forth above with respect to WOOSF.
Except as indicated above in Fundamental Restriction (1) and Non-Fundamental Restriction (7), all percentage limitations on investments set forth herein and in a Fund’s Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
The phrase “shareholder approval,” as used in the Prospectuses and in this Statement of Additional Information, and the phrases “vote of a majority of the outstanding voting securities” and “the approval of shareholders,” as used herein with respect to a Fund, mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies and restrictions that are explicitly described as fundamental in the Prospectuses or this Statement of Additional Information, the investment policies and restrictions of each Fund may be changed by the Trust’s Trustees without the approval of shareholders of that Fund. Policies and restrictions of a Fund that are explicitly described as fundamental in the Fund’s Prospectus or this Statement of Additional Information cannot be changed without the approval of shareholders of that Fund.
In addition to the Name Policies referenced in Non-Fundamental Restriction (5) above, each of the following Funds has also agreed as follows:
1)	Tax-Managed U.S. Equities Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (1) investments tied economically to the U.S. and (2) equity investments.

2)	Foreign Small Companies Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to countries outside the United States and (ii) investments in “small companies.”

3)	Emerging Country Debt Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) investments tied economically to emerging countries and (ii) debt investments.

4)	Domestic Bond Fund: Under normal circumstances, the Fund will invest at least 80% of its assets in each of (i) bond investments and (ii) investments tied economically to the United States.
When used in connection with a Fund’s Name Policy, the Manager uses the terms “invest,” “investments,” and “assets,” as defined in each Prospectus, the term “tied economically” as defined in the MultiFund Prospectus, and the term “related” as defined in the Emerging Domestic Opportunities Fund Prospectus.
With respect to each International Equity Fund that has the term “international,” “global,” or “world” included in the Fund’s name, the Fund typically will invest in investments that are tied economically to a number of countries throughout the world.
With respect to each Fixed Income Fund that has the term “international” or “global” included in the Fund’s name, the Fund typically will have exposure to a number of countries throughout the world, including exposure to the interest rate and currency markets of those countries through the use of futures contracts, swap contracts, currency forwards, and other types of derivatives.
With respect to each Asset Allocation Fund that has the term “international,” “global,” or “world” included in the Fund’s name, the Fund typically will invest, through its investments in the underlying Funds, in investments that are tied economically to a number of countries throughout the world.
DETERMINATION OF NET ASSET VALUE
The net asset value or “NAV” of a Fund or each class of shares of a Fund, as applicable, is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. Boston time. The NAV per share of a class of shares of a Fund is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of outstanding shares of that class. For Short-Duration Collateral Share Fund and World Opportunity Overlay Share Fund, NAV is calculated based on the NAV of Short-Duration Collateral Fund (“SDCF”) and World Opportunity Overlay Fund (“Overlay Fund”), respectively, and for purposes of this section the “Funds” include SDCF and Overlay Fund. NAV is not determined on any days when the NYSE is closed for business. NAV for the Fixed Income Funds is not determined (and accordingly transactions in shares of the Fixed Income Funds are not processed) on days when the U.S. bond markets are closed.
A Fund also may elect not to determine NAV on days during which no share is tendered for redemption and no order to purchase or sell a share is received by that Fund. Taiwan Fund will not determine NAV on any days when the NYSE or the Taiwan Stock Exchange (“TSE”) is closed for trading. As a result, from time to time, Taiwan Fund may not determine NAV for several consecutive weekdays (e.g., during the Chinese Lunar New Year), during which time investors will have no ability to redeem their shares in Taiwan Fund. Please refer to “Determination of Net Asset Value” in each Prospectus for additional information.
The Manager evaluates pricing sources on an ongoing basis and may change a pricing source at any time. The Manager normally does not evaluate the prices supplied by pricing sources on a day-to-day basis. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices often are available for many securities held by a Fund, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. In addition, to the extent a Fund holds portfolio securities listed on foreign exchanges that trade on days on which the NYSE or the U.S. bond markets are closed, the net asset value of those Funds’ shares may change significantly on days when shares cannot be redeemed.
DISTRIBUTIONS
Each Prospectus describes the distribution policies of each Fund under the heading “Distributions and Taxes.” Each Fund generally maintains a policy to pay its shareholders, as dividends, substantially all net investment income, if any, and all net realized capital gains, if any, after offsetting any available capital loss carryovers. Each Fund generally maintains a policy to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of ordinary income and capital gain net income. Each Fund, from time to time and at the Fund’s discretion, also may make unscheduled distributions of net investment income, short-term capital gains, and/or long-term capital gains prior to large redemptions by shareholders from the Fund or as otherwise deemed appropriate by the Fund. From time to time, distributions by a Fund could constitute, for U.S. federal income tax purposes, a return of capital to shareholders (see discussion in “Taxes” below).
TAXES
Tax Status and Taxation of Each Fund
Each Fund is treated as a separate taxable entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (previously defined above as the “Code”). In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:
(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (as defined below); and
(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.
In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined generally as a partnership (i) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from passive income sources defined in Section 7704(d) of the Code, and (iii) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Further, for the purposes of the diversification test in paragraph (b) above: (i) the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership, and (ii) identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.
If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).
As described above, each Fund intends generally to distribute at least annually to its shareholders substantially all of its net investment income (including any net tax-exempt interest income) and all of its net realized capital gains (including both net short-term and long-term capital gains). Any net taxable investment income or net short-term capital gains (as reduced by any net long-term capital losses) retained by a Fund will be subject to tax at the Fund level at regular corporate rates. Although each Fund intends generally to distribute all of its net capital gain (i.e., the excess of any net long-term capital gains over net short-term capital losses) each year, each Fund reserves the right to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at the Fund level at regular corporate rates on the amount retained. In that case, a Fund is permitted to designate the retained amount as undistributed capital gains in a timely notice to its shareholders, who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund properly makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain for purposes of Capital Gain Dividends, as defined below, a Fund generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. In addition, in determining its taxable income, a Fund generally is permitted to elect to treat all or part of any net capital loss, any net long-term capital loss, or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.
If a Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 within that year, plus any such retained amounts from the prior year, such Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of the excise tax amount is deemed by the Fund to be de minimis). Where a Fund has a taxable year that begins in one calendar year and ends in the next calendar year, the Fund will be required to make this excise tax distribution during its taxable year. There is a risk that a Fund could recognize income prior to making this excise tax distribution and could recognize losses after making this distribution. As a result, all or a portion of a Fund’s excise tax distribution could constitute a return of capital (see discussion below).
Realized capital losses in excess of realized capital gains (“Net Capital Losses”) are not permitted to be deducted against net investment income. A Fund may carry Net Capital Losses forward for eight years. However, a Fund will not be able to use any Net Capital Losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such Net Capital Loss arose. All Net Capital Losses carried forward are treated as short-term and will offset short-term capital gain before offsetting long-term capital gain in the year in which they are used. See each Fund’s most recent annual shareholder report, as available, for more information concerning the Fund’s Net Capital Losses available to be carried forward (if any) as of the end of its most recently ended fiscal year.
However, a Fund’s ability to use Net Capital Losses may be limited following the occurrence of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the shares of the Fund (each, an “ownership change”). The Code may similarly limit a Fund’s ability to use any of its other capital losses, or ordinary losses, that have accrued but have not been recognized (i.e., “built-in” losses) at the time of an ownership change to the extent they are realized within the five-year period following the ownership change.
Special Considerations for WOOSF. WOOSF seeks to achieve its investment objective by investing substantially all of its assets in Overlay Fund, which is a partnership for U.S. federal income tax purposes. A number of special tax considerations exist for WOOSF as a result of this investment strategy. Because Overlay Fund is not a RIC, and thus is not required to make distributions to its shareholders each year, WOOSF’s tax liability relating to Overlay Fund could exceed amounts distributed by Overlay Fund to WOOSF in a particular year. This could adversely affect WOOSF’s ability to meet its RIC distribution requirements for that year and to avoid any Fund-level tax. As explained more fully below, this situation can be exacerbated by certain Overlay Fund investments (e.g., investments in debt obligations with original issue discount) that can give rise to timing differences between income recognition for tax purposes and the actual receipt of cash by Overlay Fund. See “Loss of RIC Status” below for a discussion of other special considerations related to WOOSF’s ability to meet the RIC qualification tests described above.
The nature and character of WOOSF’s income, gains, losses, deductions, and other tax items will largely depend on the activities, investments, and holdings of Overlay Fund, and WOOSF will generally be allocated its share of Overlay Fund’s income, gains, losses, and other tax items. Consequently, references herein to WOOSF’s (as “a Fund’s” or “the Fund’s”) income, gains, losses, and other tax items, as well as its activities, investments, and holdings, generally include the tax items, activities, investments, and holdings realized, recognized, conducted, or held, as applicable, either by the Fund directly or through Overlay Fund.
Transactions in Fund Shares
The sale, exchange, or redemption of Fund shares may give rise to a taxable gain or loss, generally equal to the difference between the amount realized by a shareholder on the disposition of the shares (that is, gross proceeds) and the shareholder’s adjusted basis in those shares. Shareholders are responsible for keeping track of their own basis in Fund shares, including any events requiring adjustments to their basis (e.g., due to receipt of a Return of Capital Distribution (as defined below)).
In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year and as short-term capital gain if the shares have been held for not more than one year. However, depending on a shareholder’s percentage ownership in a Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable under the rules applicable to dividends and distributions described below, rather than capital gain income received in exchange for Fund shares.
Any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less generally will be treated as long-term capital loss to the extent of any Capital Gain Dividends, as defined below, received or deemed received by a shareholder with respect to those shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rules if other shares of the same Fund are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
Taxation of Fund Distributions
Fund distributions are taxable to shareholders under the rules described below whether received in cash or reinvested in additional Fund shares.
Dividends and distributions on each Fund’s shares are generally subject to U.S. federal income tax as described below to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid for its shares. Such distributions may reduce the net asset value of the Fund’s shares below the shareholder’s cost basis in those shares. Such realized income and gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.
For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gains (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly designated by a Fund as capital gain dividends (“Capital Gain Dividends”) generally are taxable to shareholders as long-term capital gains. Long-term capital gain rates applicable to most individuals have been temporarily reduced to 15% (with a 0% rate applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend, eliminate or change this reduction to or for tax years beginning on or after January 1, 2011. Distributions attributable to net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) generally are taxable to shareholders as ordinary income. Distributions from capital gains are generally made after applying any available Net Capital Losses that have been carried forward.
For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. It is currently unclear whether Congress will extend, eliminate or change this provision to or for tax years beginning on or after January 1, 2011. The Fixed Income Funds do not expect a significant portion of Fund distributions (if any) to be derived from qualified dividend income.
In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (A) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (B) treated as a “passive foreign investment company” (as defined below).
In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the above-described holding period and other requirements are met at both the shareholder and Fund level, qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend, change or eliminate this provision to or for tax years beginning on or after January 1, 2011. If the aggregate qualified dividend income received by a Fund during any taxable year is 95% or more of its “gross income,” then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.
If a Fund receives dividends from an underlying Fund, including an ETF, that is treated as a RIC for U.S. federal income tax purposes (“Underlying RIC”), and the Underlying RIC designates such dividends as qualified dividend income, then the Fund is permitted, in turn, to designate a portion of its distributions as qualified dividend income, provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.
For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to holding period and other requirements imposed by the Code) to a Fund’s dividends paid from investment income to the extent derived from dividends received from U.S. corporations. The Fixed Income Funds and International Equity Funds generally do not expect that a significant portion of their distributions will be eligible for the corporate dividends-received deduction. If a Fund receives dividends from an Underlying RIC that qualifies as a RIC, and the Underlying RIC designates such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying RIC.
A portion of the original issue discount (“OID”) accrued on certain high yield discount obligations may not be deductible to the issuer as interest and will instead be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID. See “Tax Implications of Certain Investments” below for more discussion of OID.
To the extent that a Fund makes a distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement treated for U.S. federal income tax purposes as a loan, such distribution will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
A Fund may make a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year (a “Return of Capital Distribution”), in which case the excess distribution will be treated as a return of capital to the extent of each shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable to the extent such an amount does not exceed a shareholder’s tax basis, but it reduces the shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by such shareholder of the shares.
A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. Early each calendar year, the Trust will provide U.S. federal tax information, including information about the character and amount of dividends and distributions paid during the preceding year, to taxable investors and others requesting such information.
Backup Withholding
Each Fund (or in the case of shares held through an intermediary, the intermediary) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund (or the intermediary) with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.
Distributions to Foreign Investors
In general, a Fund’s dividend distributions (other than Capital Gain Dividends, as described more fully below) are subject to a U.S. withholding tax of 30% when paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”). In addition, subject to certain exceptions, a Fund is generally not required and currently does not expect to withhold on the amount of a non-dividend distribution (i.e., a Return of Capital Distribution) paid to its foreign shareholders; a Fund, however, may determine to withhold on any such distribution in its discretion to the extent permissible under applicable law. To the extent withholding is made, persons who are resident in a country, such as the United Kingdom, that has an income tax treaty with the United States may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty.
However, for taxable years of a RIC beginning before January 1, 2010, a RIC was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (A) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (B) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (C) that was within certain foreign countries that had inadequate information exchange with the United States, or (D) to the extent the dividend was attributable to interest paid by a person that was a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly designated by the Fund (“interest-related dividends”), and (ii) with respect to distributions (other than (A) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of “U.S. real property interests” (“USRPIs”) as described below) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly designated by the Fund (“short-term capital gain dividends”). For such taxable years, a RIC was permitted to make designations of interest-related and/or short-term capital gain dividends with respect to all, some, or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. It is currently unclear whether Congress will extend the exemption from withholding for interest-related dividends and short-term capital gain dividends for dividends with respect to taxable years of a Fund beginning on or after January 1, 2010 and what the terms of any such extension would be.
If such extension is enacted, if a Fund invests in Underlying RICs that pay such short-term capital gain or interest-related dividends to their shareholders, such distributions will retain their character as not subject to withholding if properly designated when paid by the Fund to its shareholders.
In the case of shares held through an intermediary, the intermediary could determine to withhold even if a Fund were to make a designation with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
Under U.S. federal tax law, a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of a Fund or to the Capital Gain Dividend received (as described below).
Also, foreign shareholders with respect to whom income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents, or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.
Special withholding and other rules apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special withholding and other rules apply to the redemption of shares in a Fund that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs—USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC—the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other assets. A Fund that holds (directly or indirectly) significant interests in real estate investment trusts (as defined in Section 856 of the Code) qualifying for the special tax treatment under Subchapter M of the Code (“U.S. REITs”) may be a USRPHC. The special rules discussed in the next paragraph will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled U.S. REITs or RICs and not-greater-than-5% interests in publicly traded classes of stock in U.S. REITs or RICs.
In the case of a Fund that is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described immediately above), any dividend distributions by the Fund and certain distributions made by the Fund in redemption of its shares that are attributable to (i) gains realized on the disposition of USRPIs by the Fund and (ii) distributions received by the Fund from a lower-tier RIC or U.S. REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders. However, absent the enactment of further legislation, on and after January 1, 2010, this “look-through” treatment for distributions by the Fund to foreign shareholders applies only to such distributions that, in turn, are attributable to distributions received by a Fund from a lower-tier U.S. REIT and required to be treated as USRPI gain in the Fund’s hands. If a foreign shareholder holds (or has held in the prior year) more than a 5% interest in any class of a Fund, such distributions generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders generally will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund generally will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% in any class of the Fund at any time during the prior year), the USRPI distribution generally will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend (in the event that certain pending legislation is enacted, as described above) or a Capital Gain Dividend), and the Fund generally must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. It is currently unclear whether Congress will extend the “look-through” provisions described above for distributions made on or after January 1, 2010, and what the terms of any such extension would be.
Foreign shareholders of a Fund may also be subject to “wash-sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.
In addition, a Fund that is a USRPHC or former USRPHC must typically withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder typically must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the sale. A similar withholding obligation may apply to Return of Capital Distributions by a Fund that is a USRPHC or former USRPHC to a greater-than-5% foreign shareholder, even if all or a portion of such distribution would be treated as a return of capital to the foreign shareholder. Prior to January 1, 2010, such withholding on these redemptions and distributions generally was not required if the Fund was a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in Underlying RICs that were domestically controlled USRPHCs. It is currently unclear whether Congress will extend these exemptions from withholding for redemptions or distributions made on or after January 1, 2010 and what the terms of any such extension would be. Unless such legislation is enacted, beginning on January 1, 2010, such withholding is required, without regard to whether the Fund or any Underlying RIC in which it invests is domestically controlled.
Foreign shareholders should consult their tax advisors (and if holding shares through an intermediary, their intermediary) concerning the application of these rules to their investment in a Fund.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, for example, furnishing an IRS Form W-8BEN). Foreign shareholders in a Fund should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, in this regard.
Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Also, additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.
A foreign shareholder may be subject to state and local taxes and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.
See also “Withholding on Fund Payments to Shareholders Under ‘Foreign Account Tax Compliance’ Provisions” below for information regarding the potential application of an additional withholding regime.
Foreign Taxes
A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes on dividends, interest, or capital gains which will decrease a Fund’s yield. A Fund may otherwise be subject to foreign taxation on repatriation proceeds generated from those securities or to other transaction-based foreign taxes on those securities, which can also decrease the Fund’s yield. Such foreign withholding taxes and other taxes may be reduced or eliminated under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of foreign shareholders in a Fund, however, such reduced foreign withholding and other tax rates may not be available for investments in certain jurisdictions.
If, at the end of a Fund’s taxable year, more than 50% of the value of the total assets of the Fund is represented by direct investments in stock or other securities of foreign corporations, the Fund may make an election that allows shareholders to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return in respect of foreign taxes paid by or withheld from the Fund on one or more of its foreign portfolio securities. Only foreign taxes that meet certain qualifications are eligible for this pass-through treatment. If a Fund is eligible for and makes such an election, its shareholders generally will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of these taxes is subject to limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund is eligible to make this election, it may determine not to do so in its sole discretion, in which case any such qualified foreign taxes paid by the Fund cannot be given this special “pass-through” treatment by the Fund or its shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction. To the extent a Fund is eligible for and makes this election, its shareholders whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents, or domestic corporations may receive substantially different tax treatment of distributions by the Fund, and may be disadvantaged as a result of the Fund making this election. Certain of the International Equity Funds are eligible for and expect to make this election.
Under current law, a Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by Underlying RICs. In general, a Fund may only elect to pass through to its shareholders foreign income taxes it pays provided that it directly holds more than 50% of its assets in foreign stock and other securities at the close of its taxable year. Foreign securities held indirectly through an Underlying RIC do not contribute to this 50% threshold.
Withholding taxes that are accrued on dividends in respect of (i) securities on loan pursuant to a securities lending transaction during the period that any such security was not directly held by a Fund or (ii) securities the Fund temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated as a loan for U.S. federal income tax purposes generally will not qualify as a foreign tax paid by the Fund, in which case, they could not be passed through to shareholders even if the Fund meets the other requirements described above.
Withholding on Fund Payments to Shareholders Under “Foreign Account Tax Compliance” Provisions
The Hiring Incentives to Restore Employment (“HIRE”) Act, enacted in March 2010, generally imposes a new reporting and 30% withholding tax regime with respect to certain U.S.-source income, including dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S. source interest or dividends (“Withholdable Payments”). Very generally, the new rules require the reporting to the IRS of the direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons, with the 30% withholding tax regime applying to Withholdable Payments after December 31, 2012 if there is a failure to provide this required information.
Very generally, once effective and subject to future guidance, any distribution by a Fund to a foreign shareholder, including a distribution in redemption of shares and a distribution of income or gains exempt from U.S. federal income tax withholding under the regular withholding rules described earlier (e.g., Capital Gain Dividends and, in the event that, as described above, certain pending legislation is enacted, short-term capital gain and interest-related dividends), will be a Withholdable Payment subject to the new 30% withholding requirements, unless a shareholder provides information, certifications, representations or waivers of foreign law, as a Fund requires, to comply with the new rules. In the case of certain foreign shareholders, it is possible that this information will include information regarding direct and indirect U.S. owners of the foreign shareholder. U.S. shareholders generally will not be subject to this 30% withholding requirement so long as they provide a Fund with certification of their U.S. status, as the Fund requires, to comply with the new rules. The failure of a shareholder to provide such information may result in other adverse consequences applying to the shareholder. A foreign shareholder that is treated as a “foreign financial institution” generally will be subject to withholding unless it enters into an agreement with the IRS.
In general, any U.S. or foreign person investing in a Fund through an intermediary that is treated as a “foreign financial institution” will have Withholdable Payments made to them that are attributable to their Fund distributions reduced by the 30% withholding rate if the person fails to provide the intermediary, or the intermediary fails to provide the Fund, with the certifications, waivers or other information the intermediary or Fund, as applicable, may need to comply with these new rules. U.S. and foreign persons investing in a Fund through foreign intermediaries should contact their intermediaries regarding the application of these rules to their accounts and their investment in a Fund.
No guidance on these new HIRE Act requirements has yet been issued. The scope of these requirements remains unclear and potentially subject to material changes resulting from any future guidance. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.
Foreign Bank and Financial Account Reporting
Shareholders in a Fund may be required to file annually with the IRS Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”), to report a shareholder’s “financial interest” in the Fund’s “foreign financial accounts” (if any). Shareholders should consult applicable IRS guidance, including the instructions to the FBAR, regarding any FBAR filing obligation that may arise from their investment in a Fund.
In addition to these requirements, the HIRE Act creates new foreign asset reporting requirements for certain persons. Effective for taxable years beginning after March 18, 2010 and subject to specified exceptions, individuals (and, if provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in the Fund’s “specified foreign financial assets” (if any).
Shareholders could be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders should consult their tax advisors to determine the applicability of these FBAR and other reporting requirements in light of their individual circumstances.
Tax Implications of Certain Investments
In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying securities or other assets, the Fund generally will recognize capital gain or loss equal to (i) the sum of the strike price and the option premium received by the Fund minus (ii) the Fund’s basis in the underlying securities or other assets. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying securities or other assets. If securities or other assets are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities or other assets purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related purchase, sale, or delivery of the underlying securities or other assets generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
Certain covered call writing activities and other option strategies of a Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring the deferral of losses and the termination of holding periods on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Call options on stocks that are not “deep in the money” may give rise to “qualified covered calls,” which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the corporate dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.
The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices, and debt securities) will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market,” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.
In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its other hedging, short sales, or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash-sale, and short-sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses, and cause adjustments in the holding periods of a Fund’s securities. The rules could therefore affect the amount, timing, and/or character of distributions to shareholders.

A Fund may make extensive use of various types of derivative financial instruments to the extent consistent with its investment policies and restrictions. The tax rules applicable to derivative financial instruments are in some cases uncertain under current law, including under Subchapter M of the Code. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, an adverse determination or future guidance by the IRS with respect to one or more of these rules (which determination or guidance could be retroactive) may adversely affect a Fund’s ability to meet one or more of the relevant requirements to maintain its qualification as a RIC, as well as to avoid a fund-level tax. See “Loss of RIC Status” below.
Certain investments made and investment practices engaged in by a Fund can produce a difference between its book income and its taxable income. These can include, but are not limited to, certain hedging activities, as well as investments in foreign currencies, foreign currency-denominated debt securities, Section 1256 contracts, passive foreign investment companies (as defined below), and debt obligations with discount or purchased at a premium. In addition, certain foreign currency transactions associated with the redemption of Fund shares (in the case of a Fund that permits redemptions of Fund shares in foreign currencies) may produce a difference between a Fund’s book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt interest income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt interest income (if any)), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.
Any investment by a Fund in U.S. REIT equity securities may result in the Fund’s receipt of cash in excess of the U.S. REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in U.S. REIT equity securities may also require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a U.S. REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a U.S. REIT or other pass-through entity) that is attributable to a residual interest in a real estate mortgage investment conduit (“REMIC”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides and the regulations are expected to provide that excess inclusion income of RICs, such as the Funds, will be allocated to shareholders of RICs in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in any such interests may not be suitable investments for charitable remainder trusts, as noted below.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.
Under current law, income of a Fund that would be treated as UBTI if earned directly by a tax-exempt entity generally will not be attributed and taxed as UBTI when distributed to tax-exempt shareholders (that is, the Fund “blocks” this income with respect to such shareholders). Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Funds.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in a Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, usually upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, acquisition discount (very generally, the excess of the stated redemption price over the purchase price). Generally, a Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The OID or acquisition discount accrues ratably in equal daily installments or, if the Fund so elects, at a constant (compound) interest rate. If the Fund elects the constant interest rate method, the character and timing of recognition of income by the Fund will differ from what they would have been under the default pro rata method.
Increases in the principal amount of an inflation indexed bond will be treated as OID includible in income (as ordinary income) over the term of the bond, even though payment of that amount is not received until a later time. Decreases in the principal amount of an inflation indexed bond will reduce the amount of interest from the debt instrument that would otherwise be includible in income by a Fund. In addition, if the negative inflation adjustment exceeds the income includible by a Fund with respect to the debt instrument (including any OID) for the taxable year, such excess will be an ordinary loss to the extent a Fund’s total interest inclusions on the debt instrument in prior taxable years exceed the total amount treated by the Fund as an ordinary loss on the debt instrument in prior taxable years. Any remaining excess may be carried forward to reduce taxable income from the instrument in subsequent years.
If a Fund holds the foregoing kinds of debt instruments, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than they would in the absence of such transactions.
Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation; when the Fund may cease to accrue interest, OID, or market discount; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
If a Fund invests in shares of Underlying RICs, its distributable income and gains will normally consist, in part, of distributions from Underlying RICs and gains and losses on the disposition of shares of Underlying RICs. To the extent that an Underlying RIC realizes net capital losses on its investments for a given taxable year, a Fund investing in that Underlying RIC will not be able to benefit from those losses until (i) the Underlying RIC realizes capital gains that can be reduced by those losses, or (ii) the Fund recognizes its share of those losses when it disposes of shares of the Underlying RIC. Moreover, even when a Fund does make such a disposition of Underlying RIC shares at a net capital loss, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. A Fund also will not be able to offset any capital losses realized from its dispositions of Underlying RIC shares against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying RIC).
In addition, in certain circumstances, the “wash-sale” rules under Section 1091 of the Code may apply to a Fund’s sales of Underlying RIC shares that have generated losses. A wash sale occurs if shares of an Underlying RIC are sold by the Fund at a loss and the Fund acquires additional shares of that same Underlying RIC 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of Underlying RIC shares (to the extent such sales are wash sales) for extended periods of time. In addition to the wash-sale rules, certain related-party transaction rules may cause any losses generated by the Fund on the sale of an Underlying RIC’s shares to be deferred (or, in some cases, permanently disallowed) if the Fund and the Underlying RIC are part of the same “controlled group” (as defined in Section 267(f) of the Code) at the time the loss is recognized. For instance, for these purposes, the Fund and an Underlying RIC will be part of the same controlled group if the Fund owns more than 50% of the total outstanding voting securities of the Underlying RIC.
As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying RICs, rather than investing in shares of the Underlying RICs. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying RICs.
Depending on a Fund’s percentage ownership in an Underlying RIC both before and after a redemption of Underlying RIC shares, the Fund’s redemption of shares of such Underlying RIC may cause the Fund to be treated as receiving a dividend taxable as ordinary income on the full amount of the redemption instead of being treated as realizing capital gain (or loss) on the redemption of the shares of the Underlying RIC. This generally would be the case where the Fund holds a significant interest in an Underlying RIC and redeems only a small portion of such interest. Dividend treatment of a redemption by a Fund would affect the amount and character of income required to be distributed by both the Fund and the Underlying RIC for the year in which the redemption occurred. It is possible that any such dividend would qualify as qualified dividend income taxable at long-term capital gain rates for taxable years beginning before January 1, 2011; otherwise, it would be taxable as ordinary income and could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders held shares of the Underlying RICs directly.
Special tax considerations apply if a Fund invests in investment companies treated as partnerships for U.S. federal income tax purposes. In particular, WOOSF invests substantially all of its assets in Overlay Fund, which is a partnership for U.S. federal income tax purposes. For U.S. federal income tax purposes, a Fund investing in such a partnership generally will be allocated its share of the income, gains, losses, deductions, credits, and other tax items of the partnership so as to reflect the Fund’s interests in the partnership. A partnership in which a Fund invests may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under Sections 704, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in the Fund, as a partner, receiving more or less items of income, gain, deduction, or loss (and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. A Fund will be required to include in its income its share of a partnership’s tax items, including gross income, gain, deduction, or loss, for any partnership taxable year ending within or with the Fund’s taxable year, regardless of whether or not the partnership distributes any cash to the Fund in such year.
In general, a Fund will not recognize its share of these tax items until the close of the partnership’s taxable year. However, absent the availability of an exception, a Fund will recognize its share of these tax items as they are recognized by the partnership for purposes of determining the Fund’s liability for the 4% excise tax (described above). Therefore, if a Fund and a partnership have different taxable years, the Fund may be obligated to make distributions in excess of the net income and gains recognized from that partnership and yet be unable to avoid the 4% excise tax because it is without sufficient earnings and profits at the end of its taxable year. In some cases, however, a Fund can take advantage of certain safe harbors which would allow it to include its share of a partnership’s income, gain, loss, and certain other tax items at the close of the partnership’s taxable year for both excise tax purposes and general

Subchapter M purposes, thus avoiding the potential complexities arising from different taxable years.
In general, cash distributions to a Fund by a partnership in which it invests (including in partial or complete redemption of its interest in the partnership) will represent a nontaxable return of capital to the Fund up to the amount of the Fund’s adjusted tax basis in its interest in the partnership, with any amounts exceeding such basis treated as capital gain. Any loss may be recognized by a Fund only if it redeems its entire interest in the partnership for money.
In addition, any transactions by a Fund in foreign currencies, foreign currency-denominated debt obligations, or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned and, as described earlier, can give rise to differences in the Fund’s book and taxable income. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.
A Fund’s investments in certain passive foreign investment companies (“PFICs”), as defined below, could subject the Fund to U.S. federal income tax (including interest charges) on distributions received from a PFIC or on proceeds received from the disposition of shares in a PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may make certain elections to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”) (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gain annually, regardless of whether it receives any distribution from the PFIC. Alternately, a Fund may make an election to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A Fund that indirectly invests in PFICs by virtue of the Fund’s investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. In addition, there is a risk that a Fund may not realize that a foreign corporation in which it invests is a PFIC for U.S. federal tax purposes and thus fail to timely make a QEF or mark-to-market election in respect of that corporation, in which event the Fund could be subject to the U.S. federal income taxes and interest charges described above.
A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce, or are held for the production of, passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, income from certain notional principal contracts, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.
Dividends paid by PFICs will not be eligible to be treated as qualified dividend income or for the dividends-received deduction.
A U.S. person, including a Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. From time to time, a Fund may be a U.S. Shareholder in a CFC. As a U.S. Shareholder, a Fund is required to include in gross income for U.S. federal income tax purposes all of a CFC’s “subpart F income,” whether or not such income is actually distributed by the CFC, provided that the foreign corporation has been a CFC for at least 30 uninterrupted days in its taxable year. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to an investing Fund and thus will not be available to offset income or capital gain generated from that Fund’s other investments. To the extent a Fund invests in a CFC and recognizes subpart F income in excess of actual cash distributions from the CFC, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.
From time to time, certain Funds may invest in municipal obligations. The interest on municipal obligations is generally exempt from U.S. federal income tax. However, the interest on municipal obligations may be subject to the federal alternative minimum tax both for individuals and corporations (e.g., in the case of interest earned on certain “private activity bonds”) and may be subject to state and local taxes. No Fund expects to invest 50% or more of its assets in municipal obligations on which the interest is exempt from U.S. federal income tax. As a result, no Fund expects to be eligible to pay “exempt-interest dividends” to its shareholders under the applicable tax rules. As a result, interest on municipal obligations is taxable to shareholders of a Fund when received as a distribution from the Fund. In addition, gains realized by a Fund on the sale or exchange of municipal obligations are taxable to shareholders of the Fund.
Loss of RIC Status
A Fund may experience particular difficulty qualifying as a RIC, for example, in the case of highly unusual market movements, or in the case of high redemption levels, and/or during the first year of its operations. Additionally, as a result of WOOSF’s strategy of investing substantially all of its assets in Overlay Fund, which is a partnership for U.S. federal income tax purposes, WOOSF’s ability to meet the RIC qualification tests described above in “Tax Status and Taxation of Each Fund” largely depends on (i) the composition of, and income and gains allocated to WOOSF, in respect of Overlay Fund’s underlying portfolio; (ii) WOOSF’s ability to treat investments of Overlay Fund as investments of WOOSF, and, to a lesser extent, (iii) the amount of distributions made by Overlay Fund to WOOSF each year. WOOSF has taken certain tax positions in respect of its investment in Overlay Fund that are uncertain under current law, and the IRS could adopt positions contrary to those taken by WOOSF. If such positions are sustained against WOOSF, WOOSF may be unable to meet one or more of the tests to maintain its qualification as a RIC.
If a Fund were to not qualify for taxation as a RIC for any taxable year, the Fund’s income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income (if any), generally would be taxable to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares. In addition, in order to re-qualify for taxation as a RIC that is accorded special tax treatment, a Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.
Tax Shelter Reporting Regulations
Under Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
State, Local, and Other Tax Matters
The foregoing discussion relates only to the U.S. federal income tax consequences of investing in the Funds for shareholders who are U.S. citizens, residents, or domestic corporations. The consequences under other tax laws may differ. This discussion has not addressed all aspects of taxation that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, financial institutions or broker-dealers, tax-exempt entities, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under the U.S. federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings, and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Shareholders should consult their tax advisors about the precise tax consequences of an investment in a Fund in light of their particular tax situation, including possible foreign, state, local, or other applicable tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans.
Additionally, most states permit mutual funds, such as the Funds, to “pass through” to their shareholders the state tax exemption on income earned from investments in certain direct U.S. Treasury obligations, as well as some limited types of U.S. government agency securities (such as Federal Farm Credit Bank and Federal Home Loan Bank securities), so long as a Fund meets all applicable state requirements. Therefore, shareholders in a Fund may be allowed to exclude from their state taxable income distributions made to them by the Fund to the extent attributable to interest the Fund earned on such investments. The availability of these exemptions varies by state. Investments in securities of certain U.S. government agencies, including securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, and repurchase agreements collateralized by U.S. government securities generally do not qualify for these exemptions. Moreover, these exemptions may not be available to corporate shareholders. All shareholders should consult their tax advisors regarding the applicability of these exemptions to their situation.
MANAGEMENT OF THE TRUST
The following tables present information regarding each Trustee and officer of the Trust as of the date of this Statement of Additional Information. Each Trustee’s and officer’s date of birth (“DOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

				Number of
				Portfolios in
	Position(s)			Fund	Other
Name and Date	Held	Length of	Principal Occupation(s)	Complex	Directorships
of Birth	with the Trust	Time Served	During Past 5 Years	Overseen	Held
INDEPENDENT TRUSTEES

Donald W. Glazer, Esq. DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004-March 2005); Trustee since December 2000.	Consultant—Law and Business[1]; Author of Legal Treatises.	63	None.

W. Nicholas Thorndike DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989-present).	63	Director of Courier Corporation (a book publisher and manufacturer).

Peter Tufano DOB: 04/22/1957	Trustee	Since December 2008.	Sylvan C. Coleman Professor of Financial Management, Harvard Business School (since 1989).	63	Trustee of State Street Navigator Securities Lending Trust (3 Portfolios).

Paul Braverman DOB: 01/25/1949	Trustee	Since March 2010.	Director of Courier Corporation (a book publisher and manufacturer) (January 2008-present); Chief Financial Officer, Wellington Management Company, LLP (an investment adviser) (March 1986-December 2007).	63	Director of Courier Corporation (a book publisher and manufacturer).

INTERESTED TRUSTEE AND OFFICER

Joseph B. Kittredge, Jr.[2] DOB: 08/22/1954	Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005-present); Partner, Ropes & Gray LLP (prior to October 2005).	63	None.

[1]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2008 and December 31, 2009, these entities paid $183,775 and $397,491, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[2]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

Information About Each Trustee’s Experience, Qualifications, Attributes, or Skills for Board Membership. As described in additional detail below under “Committees,” the Governance Committee, which is comprised solely of Independent Trustees, has responsibility for recommending to the Board of Trustees the nomination of candidates for election as Trustees, including identifying, and evaluating the skill sets and qualifications of, potential candidates. In recommending the election of the current board members as Trustees, the Governance Committee generally considered the educational, business and professional experience of each Trustee in determining his or her qualifications to serve as a Trustee of the Funds. The Governance Committee focuses on the complementary skills and experience of the Trustees as a group, as well as on those of any particular Trustee. With respect to Messrs. Glazer, Thorndike, Tufano and Braverman, the Governance Committee noted that these Trustees all had considerable experience in overseeing investment management activities and/or related operations and in serving on the boards of other companies. In addition, the Committee also considered, among other factors, the particular attributes described below with respect to the various individual Trustees:
Donald W. Glazer — Mr. Glazer’s experience serving as Chairman of the Board of Trustees and as a director of other companies, his professional training and his experience as a business lawyer, including as a partner at a leading law firm, and his business experience.
W. Nicholas Thorndike — Mr. Thorndike’s experience serving as Trustee of the Funds and in serving on the boards of other corporate and charitable organizations, and his experience in the management of a leading investment management firm.
Peter Tufano — Mr. Tufano’s experience serving as Trustee of the Funds and as a director of other companies, and his professional training and his experience in business and finance, including as a professor of financial management at a leading business school.
Paul Braverman — Mr. Braverman’s experience as a director, his professional training and his experience as a certified public accountant and lawyer and his experience in the management of a leading investment management firm.
Joseph B. Kittredge, Jr. — Mr. Kittredge’s experience serving as President of the Trust and General Counsel and a Member of GMO, his professional training and his experience as a lawyer representing mutual funds and investment management firms, including as a partner at a leading law firm, and his perspective on Board matters as a senior executive of GMO.
Information relating to the experience, qualifications, attributes and skills of the Trustees is required by the registration form adopted by the SEC, does not constitute holding out the Board or any Trustee as having any special expertise or experience, and does not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Other Officers

Position(s)
Name and Date of	Held	Length	Principal Occupation(s)
Birth	with the Trust	of Time Served	During Past 5 Years[1]
Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004-November 2006.	Head of Fund Administration (December 2006-present), Fund Administration Staff (June 2004-November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004-present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007-present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000-April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009-present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007-April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003-2007).

Michael E. Gillespie DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Chief Compliance Officer, GMO Trust (March 2005-present); Vice President of Compliance, Fidelity Investments (June 2004-February 2005).

Jason B. Harrison DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006); Attorney, Ropes & Gray LLP (September 2002-February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007-present); Attorney, Goodwin Procter LLP (September 2003-January 2007).

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

[1]	Each of Messrs. Burnett, Bohan and Pottle serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

Trustees’ Responsibilities. Under the provisions of the GMO Declaration of Trust, the Trustees manage the business of the Trust, an open-end management investment company. The Trustees have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust; amend and repeal By-Laws to the extent that such By-Laws do not reserve that right to the shareholders; fill vacancies in or remove members of the Board of Trustees (including any vacancies created by an increase in the number of Trustees); remove members of the Board of Trustees with or without cause; elect and remove such officers and appoint and terminate agents as they consider appropriate; appoint members of the Board of Trustees to one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Trustees, and terminate any such appointments; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees, and to any agent or employee of the Trust or to any such custodian or underwriter.
Board Leadership Structure and Risk Oversight. The Board of Trustees is responsible for the general oversight of the Funds’ affairs and for assuring that each Fund is managed in the best interests of its shareholders. The Board regularly reviews each Fund’s investment performance as well as the quality of services provided to the Fund and its shareholders by GMO and its affiliates, including shareholder servicing. At least annually, the Board reviews and evaluates the fees and operating expenses paid by each Fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by the Funds’ auditors, independent counsel to the Independent Trustees and other persons as appropriate, who are selected by and responsible to the Board. In addition, the Funds’ Chief Compliance Officer is independent of GMO, and reports directly to the Board.
Currently, all but one of the Trustees are Independent Trustees. The Independent Trustees must vote separately to approve all financial arrangements and other agreements with the Funds’ investment adviser, GMO, and other affiliated parties. The role of the Independent Trustees has been characterized as that of a “watchdog” charged with oversight of protecting shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. The Independent Trustees meet regularly as a group in executive session without representatives of GMO present. An Independent Board Member currently serves as Chairman of the Board of Trustees. Taking into account the number, diversity and complexity of the Funds overseen by the Board of Trustees and the aggregate amount of assets under management in the Funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and make recommendations to the Board as they deem appropriate. Each committee may utilize the resources of the Funds’ counsel and auditors as well as other persons. The committees meet from time to time, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the Governance Committee. The membership and chair of each committee other than the Risk Oversight Committee consists exclusively of Independent Trustees.
The Board of Trustees has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of each Fund’s affairs. While risk management is primarily the responsibility of the Fund’s investment adviser, GMO, the Board regularly receives reports, including reports from GMO and the Funds’ Chief Compliance Officer, regarding investment risks, compliance risks, and certain other risks applicable to the Funds. The Board’s committee structure allows separate committees, such as the Audit Committee, Pricing Committee, and Governance Committee, which are discussed in more detail below under “Committees,” to focus on different aspects of these risks within the scope of the committee’s authority and their potential impact on some or all of the Funds, and to discuss with the GMO the ways in which GMO monitors and controls such risks. The Board has also established a separate Risk Oversight Committee to oversee the management of risks applicable to the Funds, to the extent such risks are not overseen by a separate standing committee of the Board or by the Board itself.
The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the Committees is subject to substantial limitations.
Committees
The Board of Trustees has the authority to establish committees, which may exercise the power and authority of the Trustees to the extent the Board determines. The committees assist the Board of Trustees in performing its functions and duties under the 1940 Act and Massachusetts law.
The Board of Trustees currently has established four standing committees: the Audit Committee, the Pricing Committee, the Risk Oversight Committee, and the Governance Committee. During the fiscal year ended February 28, 2010, the Audit Committee held six meetings; the Pricing Committee held seven meetings; and the Governance Committee held four meetings. The Risk Oversight Committee was formed following the Trust’s fiscal year ended February 28, 2010 and therefore did not hold any meetings during the fiscal year ended February 28, 2010.
Audit Committee. The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices and internal controls over financial reporting; (ii) oversees the quality and objectivity of the Trust’s financial statements and the independent audit of those statements; (iii) appoints, determines the independence and compensation of, and oversees the work performed by the Trust’s independent auditors in preparing or issuing an audit report or related work; (iv) approves all audit and permissible non-audit services provided to the Trust, and certain other persons by the Trust’s independent auditors; and (v) acts as a liaison between the Trust’s independent auditors and the Board of Trustees. Mr. Tufano, Mr. Braverman, and Mr.

Thorndike are members of the Audit Committee, and Mr. Glazer is an alternate member of the Audit Committee. Mr. Tufano and Mr. Braverman each serve as Co-Chairman of the Audit Committee.
Pricing Committee. The Pricing Committee oversees the valuation of the securities and other assets held by the Funds, reviews and makes recommendations regarding the Trust’s Pricing Policies, and, to the extent required by the Trust’s Pricing Policies, determines the fair value of the securities or other assets held by the Funds. Mr. Glazer and Mr. Tufano are members of the Pricing Committee, and Mr. Thorndike and Mr. Braverman are alternate members of the Pricing Committee. Mr. Glazer is the Chairman of the Pricing Committee.
Risk Oversight Committee. The Risk Oversight Committee assists the Board in overseeing the management of risks applicable to the Funds to the extent those risks are not overseen by another standing committee of the Board or by the Board itself (e.g., financial reporting and audit-related operational or compliance risks, which are overseen by the Audit Committee, valuation-related operational or compliance risks, which are overseen by the Pricing Committee, or legal risks, which are overseen by the Board as a whole) including, without limitation, investment, operational and compliance risks. All of the Trustees are members of the Risk Oversight Committee, and Mr. Kittredge is the Chairman and Mr. Braverman is the Vice-Chairman of the Risk Oversight Committee.
Governance Committee. The Governance Committee oversees general Fund governance-related matters, including making recommendations to the Board of Trustees relating to governance of the Trust, reviewing possible conflicts of interest and independence issues involving Trustees, considering the skill sets and qualifications of prospective Trustees and to propose to the Board candidates to serve as Trustees, overseeing the determination that any person serving as legal counsel for the Independent Trustees qualifies as “independent legal counsel”, as that term is defined in the 1940 Act, and performing any other functions delegated to it by the Board of Trustees. Mr. Thorndike, Mr. Glazer, and Mr. Tufano are members of the Governance Committee. Mr. Thorndike is the Chairman of the Governance Committee.
As described above under “Information About Each Trustee’s Experience, Qualifications, Attributes or Skills for Board Membership”, the Governance Committee has responsibility for recommending to the Board of Trustees the nomination of candidates for election as Trustees, including identifying, and evaluating the skill sets and qualifications of, potential candidates. Prospective nominees may be recommended by the current Trustees, the Trust’s Officers, GMO, current shareholders or other sources that the Governance Committee deems appropriate. Candidates properly submitted by shareholders will be considered on the same basis as candidates recommended by other sources. The Governance Committee has full discretion to reject nominees who are recommended by shareholders.
The Governance Committee considers a variety of qualifications, skills and other attributes in evaluating potential candidates for nomination to the Board of Trustees. The attributes considered may include, but are not limited to: (i) relevant industry and related experience, including experience serving on other boards; (ii) skill sets, areas of expertise, abilities and judgment; and (iii) availability and commitment to attend meetings and to perform the responsibilities of a Trustee. In evaluating potential candidates, the Governance Committee also considers the overall composition of the Board of Trustees and assesses the needs of the Board and its committees.
Shareholders may recommend nominees to the Board of Trustees by writing the Board of Trustees, c/o GMO Trust Chief Compliance Officer, GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. A recommendation must (i) be in writing and signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.
Trustee Fund Ownership
The following table sets forth ranges of the current Trustees’ direct beneficial share ownership in the Funds offered in the MultiFund Prospectus and the aggregate dollar ranges of their direct beneficial share ownership in all GMO Funds (including GMO Funds not offered in the Prospectuses) as of December 31, 2009.

Aggregate Dollar Range of Shares
Directly Owned in all
	Dollar Range of	Funds of the Trust (whether
	Shares Directly Owned in	or not offered in the
Name/Funds Offered in the	Funds Offered in the	MultiFund Prospectus)
MultiFund Prospectus*	MultiFund Prospectus*	Overseen by Trustee*
Donald W. Glazer
Alpha Only Fund	Over $100,000
Benchmark-Free Allocation Fund	Over $100,000	Over $100,000
Emerging Markets Fund	Over $100,000
Quality Fund	$10,001-$50,000

W. Nicholas Thorndike	None	None

Peter Tufano	None	None

Paul Braverman	None	None

Joseph B. Kittredge, Jr.
Short-Duration Collateral Share Fund	$10,001-$50,000	$10,001-$50,000

*	Asset Allocation International Bond Fund, World Opportunity Overlay Share Fund, and Emerging Domestic Opportunities Fund will commence operations on or following August 2, 2010, and, therefore, have not yet offered any shares for sale as of this date.

The following table sets forth ranges of Mr. Glazer’s indirect beneficial share ownership in the Funds offered in the MultiFund Prospectus and the aggregate dollar range of his indirect beneficial share ownership in all GMO Funds (including GMO Funds not offered in the Prospectuses), as of December 31, 2009, by virtue of his direct ownership of shares of certain Funds (as disclosed in the table immediately above) that invest in other GMO Funds and of other private investment companies managed by the Manager that invest in GMO Funds.

Aggregate Dollar Range of Shares
	Dollar Range of	Indirectly Owned in all
	Shares Indirectly Owned	Funds of the Trust (whether
	in	or not offered in the
Name/Funds Offered in the	Funds Offered in the	MultiFund Prospectus)
MultiFund Prospectus*	MultiFund Prospectus*	Overseen by Trustee*
Donald W. Glazer
Alpha Only Fund	$10,001 — $50,000	Over $100,000
Emerging Country Debt Fund	$1 — $10,000
Emerging Markets Fund	$1 — $10,000
International Growth Equity Fund	Over $100,000
International Intrinsic Value Fund	Over $100,000
International Small Companies Fund	$10,001 — $50,000
Quality Fund	Over $100,000
Short-Duration Collateral Fund	$10,001 — $50,000
Strategic Fixed Income Fund	$10,001 — $50,000
U.S. Core Equity Fund	Over $100,000
U.S. Treasury Fund	$10,001 — $50,000

*	Asset Allocation International Bond Fund, World Opportunity Overlay Share Fund, and Emerging Domestic Opportunities Fund will commence operations on or following August 2, 2010, and, therefore, have not yet offered any shares for sale as of this date.
Trustee Ownership of Securities Issued by the Manager or Principal Underwriter
None.
Trustee Ownership of Related Companies
The following table sets forth information about securities owned by the Independent Trustees and their family members, as of December 31, 2009, in the Manager, Funds Distributor, LLC, the Funds’ principal underwriter, or entities directly or indirectly controlling, controlled by, or under common control with the Manager or Funds Distributor, LLC.

Name of
Name of Non-	Owner(s) and
Interested	Relationship		Title of	Value of	% of
Trustee	to Trustee	Company	Class	Securities [2]	Class
Donald W. Glazer	Self	GMO Multi-Strategy Fund (Offshore), a private investment company managed by the Manager.[1]	Limited partnership interest- Class A	$1,113,343.82	0.035%
W. Nicholas Thorndike	N/A	None	N/A	N/A	N/A
Peter Tufano	N/A	None	N/A	N/A	N/A
Paul Braverman	N/A	None	N/A	N/A	N/A

[1]	The Manager may be deemed to “control” this fund by virtue of its serving as investment manager of the fund and by virtue of its ownership of all the outstanding voting shares of the fund as of December 31, 2009.
2 Securities valued as of December 31, 2009.
Remuneration. The Trust has adopted a compensation policy for its Trustees. Each Trustee receives an annual retainer from the Trust for his services. In addition, each Chairman of the Trust’s standing committees and the Chairman of the Board of Trustees receive an annual fee. Each Trustee also is paid a fee for participating in in-person and telephone meetings of the Board of Trustees and its committees, and a fee for consideration of actions proposed to be taken by written consent. The Trust pays no additional compensation for travel time to meetings, attendance at director’s educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at seminars or conferences. The Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.
Other than as set forth in the following table, no Trustee of the Trust received any direct compensation from the Trust or any Fund offered in the Prospectuses during the fiscal year ended February 28, 2010:

	Name of Person, Position[1]
	Donald W.		W. Nicholas
	Glazer, Esq.,		Thorndike,		Peter Tufano,
	Trustee		Trustee		Trustee
Compensation from Each Fund Offered in the Prospectuses:
U.S. Core Equity Fund	$10,580		$8,079		$8,068
Tobacco-Free Core Fund	$110		$84		$84
Quality Fund	$64,250		$48,413		$48,347
U.S. Intrinsic Value Fund	$34		$26		$26
U.S. Growth Fund	$232		$180		$179
U.S. Small/Mid Cap Value Fund	$87		$67		$67
U.S. Small/Mid Cap Growth Fund	$26		$20		$20
Real Estate Fund	$65		$49		$49
Tax-Managed U.S. Equities Fund	$60		$45		$45
International Core Equity Fund	$19,338		$15,124		$15,099
International Intrinsic Value Fund	$23,678		$18,514		$18,484
International Growth Equity Fund	$11,863		$9,277		$9,262
Developed World Stock Fund	$1,635		$1,278		$1,276
Currency Hedged International Equity Fund	$133		$104		$104
Foreign Fund	$17,168		$13,448		$13,427
Foreign Small Companies Fund	$3,954		$3,635		$3,634
International Small Companies Fund	$3,674		$2,842		$2,839
Emerging Markets Fund	$45,211		$31,427		$36,376
Emerging Countries Fund	$778		$608		$607
Emerging Domestic Opportunities Fund	$240	[4]	$186	[4]	$187	[4]
Taiwan Fund	$601		$472		$471
Tax-Managed International Equities Fund	$2,526		$1,975		$1,972
Flexible Equities Fund	$2,292		$1,771		$1,769
Domestic Bond Fund	$7,129		$5,974		$6,138
Core Plus Bond Fund	$2,181		$1,786		$1,850
International Bond Fund	$1,502		$1,230		$1,274
Strategic Fixed Income Fund	$17,749		$14,825		$15,268
Currency Hedged International Bond Fund	$910		$746		$773
Global Bond Fund	$1,919		$1,572		$1,627
Emerging Country Debt Fund	$14,130		$11,577		$11,993
Short-Duration Investment Fund	$46		$38		$39
Short-Duration Collateral Fund	$24,741		$20,277		$20,947
Short-Duration Collateral Share Fund	$206		$169		$175
Inflation Indexed Plus Bond Fund	$2,804		$2,303		$2,381
U.S. Treasury Fund	$2,089	[2]	$1,676	[2]	$1,791	[2]
Asset Allocation Bond Fund	$3,656	[3]	$3,022	[3]	$3182	[3]
Asset Allocation International Bond Fund	$600	[4]	$425	[4]	$425	[4]
World Opportunity Overlay Share Fund	$900	[4]	$635	[4]	$635	[4]

	Name of Person, Position[1]
	Donald W.	W. Nicholas
	Glazer, Esq.,	Thorndike,	Peter Tufano,
	Trustee	Trustee	Trustee
U.S. Equity Allocation Fund	$501	$392	$391
International Equity Allocation Fund	$3,702	$2,884	$2,880
International Opportunities Equity Allocation Fund	$2,532	$1,980	$1,977
Global Equity Allocation Fund	$2,474	$1,929	$1,926
World Opportunities Equity Allocation Fund	$4,186	$3,274	$3,269
Global Balanced Asset Allocation Fund	$14,036	$10,983	$10,967
Strategic Opportunities Allocation Fund	$6,559	$5,128	$5,120
Benchmark-Free Allocation Fund	$7,916	$6,202	$6,193
Alpha Only Fund	$6,660	$5,215	$5,208
Pension or Retirement Benefits Accrued as Part of Fund Expenses:	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement:	N/A	N/A	N/A

Total Compensation from the Trust:	$343,582 [5]	$266,832 [5]	$273,970 [5]

[1]	Paul Braverman and Joseph B. Kittredge, Jr. were elected as Trustees effective March 2010 and did not receive any direct compensation from the Trust or any Fund offered in the Prospectuses during the fiscal year ended February 28, 2010.

[2]	Reflects actual direct compensation received from the Fund’s commencement of operations on March 17, 2009 through the fiscal year ended February 28, 2010.

[3]	Reflects actual direct compensation received from the Fund’s commencement of operations on March 18, 2009 through the fiscal year ended February 28, 2010.

[4]	Reflects an estimate of the direct compensation to be paid to each Trustee for the Fund’s initial fiscal year ending February 28, 2011. Actual direct compensation paid to the Trustees will vary depending on the net assets of the Fund throughout its initial fiscal year.

[5]	Reflects actual direct compensation received during the fiscal year ended February 28, 2010 from Funds of the Trust that had commenced operations on or before February 28, 2010, including GMO Funds that are not offered through the Prospectuses.
Other than as set forth in the following table, no officer of the Trust received aggregate compensation exceeding $60,000 from any Fund offered in the Prospectuses during the fiscal year ended February 28, 2010.

Name of Person, Position
Michael E. Gillespie,
Chief Compliance Officer
Compensation exceeding $60,000 received from any Fund offered in the Prospectuses:
Quality Fund	$95,510
Emerging Markets Fund	$71,010
Pension or Retirement Benefits Accrued as Part of Fund Expenses:	N/A
Estimated Annual Benefits Upon Retirement:	N/A
Mr. Kittredge does not receive any compensation from the Trust, but as a member of the Manager will benefit from management, shareholder servicing, administration, and any other fees paid to GMO and its affiliates by the Funds and various other GMO Funds not offered through the Prospectuses. The officers of the Trust do not receive any employee benefits such as pension or retirement benefits or health insurance from the Trust.
As of June 10, 2010, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund offered in the MultiFund Prospectus. Asset Allocation International Bond Fund, World Opportunity Overlay Share Fund, and Emerging Domestic Opportunities Fund will commence operations on or following August 2, 2010, and, therefore, have not yet offered any shares for sale as of this date.
Code of Ethics. The Trust and the Manager have each adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with specified conditions relating to their position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be purchased or held by the Funds are permitted, subject to compliance with the Code. Personal securities transactions must be reported quarterly and broker confirmations must be provided for review.
The non-interested Trustees of the Trust are subject to a separate Code of Ethics for the Independent Trustees pursuant to the requirements of the 1940 Act. Transactions by the Independent Trustees in securities, including securities that may be purchased or held by the Funds, are permitted, subject to compliance with the Code of Ethics. Pursuant to the Code of Ethics, an Independent Trustee ordinarily is not required to report his or her personal securities transactions or to identify his or her brokerage accounts to a Fund or its representatives, subject to certain limited exceptions specified in the Code of Ethics.
INVESTMENT ADVISORY AND OTHER SERVICES
Management Contracts
As disclosed in each Prospectus under the heading “Management of the Trust,” under separate Management Contracts (each, a “Management Contract”) between the Trust, on behalf of the Funds, and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager furnishes continuously an investment or asset allocation program, as applicable, for each Fund, and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises, and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services, and pays all salaries, fees, and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under “Portfolio Transactions — Brokerage and Research Services,” the Trust’s portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.
In addition, as disclosed in the Prospectuses, the Manager has contractually agreed to waive and/or reimburse (i) each Fund (other than Emerging Domestic Opportunities Fund) for specified

Fund expenses through at least June 30, 2011 and (ii) Emerging Domestic Opportunities Fund for specified Fund expenses through at least August 2, 2011.
Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.
Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not “interested persons” of the Manager) and by the relevant Fund’s sole initial shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract continues in effect for a period of two years from the date of its execution and continuously thereafter so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days’ notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days’ written notice by the Manager to the Trust.
For each Fund, the Management Fee is calculated based on a fixed percentage of the Fund’s average daily net assets. Pursuant to their Management Contracts, the Funds that commenced operations prior to the end of the most recent fiscal year have paid the following amounts as Management Fees to the Manager during the last three fiscal years:

	Gross	Reduction	Net
U.S. CORE EQUITY FUND

Year ended 2/28/10	$5,916,928	$522,979	$5,393,949
Year ended 2/28/09	8,713,227	657,777	8,055,450
Year ended 2/29/08	14,228,468	797,455	13,431,013

TOBACCO-FREE CORE FUND

Year ended 2/28/10	$65,815	$65,815	$0
Year ended 2/28/09	81,514	81,514	0
Year ended 2/29/08	569,374	129,843	439,531

QUALITY FUND

Year ended 2/28/10	$40,256,218	$2,309,811	$37,946,407
Year ended 2/28/09	29,784,343	1,475,298	28,309,045
Year ended 2/29/08	22,252,931	1,085,951	21,166,980

	Gross	Reduction	Net
U.S. INTRINSIC VALUE FUND

Year ended 2/28/10	$19,541	$19,541	$0
Year ended 2/28/09	63,735	63,735	0
Year ended 2/29/08	106,597	80,462	26,135

U.S. GROWTH FUND

Year ended 2/28/10	$129,936	$129,936	$0
Year ended 2/28/09	327,610	175,580	152,030
Year ended 2/29/08	839,865	184,081	655,784

U.S. SMALL/MID CAP VALUE FUND

Year ended 2/28/10	$46,584	$46,584	$0
Year ended 2/28/09	71,313	71,313	0
Year ended 2/29/08	158,341	95,627	62,714

U.S. SMALL/MID CAP GROWTH FUND

Year ended 2/28/10	$16,568	$16,568	$0
Year ended 2/28/09	20,454	20,454	0
Year ended 2/29/08	61,523	61,523	0

REAL ESTATE FUND

Year ended 2/28/10	$40,048	$40,048	$0
Year ended 2/28/09	56,747	56,747	0
Year ended 2/29/08	94,838	63,305	31,533

TAX-MANAGED U.S. EQUITIES FUND

Year ended 2/28/10	$37,649	$37,649	$0
Year ended 2/28/09	198,196	101,441	96,755
Year ended 2/29/08	366,235	134,700	231,535

INTERNATIONAL CORE EQUITY FUND

Year ended 2/28/10	$15,591,754	$2,074,060	$13,517,694
Year ended 2/28/09	17,737,003	2,276,350	15,460,653
Year ended 2/29/08	20,690,755	2,645,358	18,045,397

	Gross	Reduction	Net
INTERNATIONAL INTRINSIC VALUE FUND

Year ended 2/28/10	$25,304,308	$2,530,455	$22,773,853
Year ended 2/28/09	31,414,815	2,981,508	28,433,307
Year ended 2/29/08	44,567,395	3,737,235	40,830,160

INTERNATIONAL GROWTH EQUITY FUND

Year ended 2/28/10	$12,726,794	$1,500,183	$11,226,611
Year ended 2/28/09	15,090,970	1,671,830	13,419,140
Year ended 2/29/08	20,889,776	1,992,670	18,897,106

DEVELOPED WORLD STOCK FUND

Year ended 2/28/10	$1,558,927	$394,223	$1,164,704
Year ended 2/28/09	1,855,185	470,537	1,384,648
Year ended 2/29/08	2,420,497	540,514	1,879,983

CURRENCY HEDGED INTERNATIONAL EQUITY FUND

Year ended 2/28/10	$150,076	$150,076	$0
Year ended 2/28/09	136,868	136,868	0
Year ended 2/29/08	925,645	925,645	0

FOREIGN FUND

Year ended 2/28/10	$20,509,678	$1,836,978	$18,672,700
Year ended 2/28/09	37,348,751	3,187,460	34,161,291
Year ended 2/29/08	56,099,105	4,412,622	51,686,483

FOREIGN SMALL COMPANIES FUND

Year ended 2/28/10	$2,111,764	$400,611	$1,711,153
Year ended 2/28/09	5,028,384	798,420	4,229,964
Year ended 2/29/08	7,988,182	1,013,127	6,975,055

INTERNATIONAL SMALL COMPANIES FUND

Year ended 2/28/10	$5,613,055	$866,619	$4,746,436
Year ended 2/28/09	3,305,724	686,093	2,619,631
Year ended 2/29/08	4,738,960	1,008,265	3,730,695

	Gross	Reduction	Net
EMERGING MARKETS FUND

Year ended 2/28/10	$68,764,224	$2,371,724	$66,392,500
Year ended 2/28/09	77,280,205	597,813	76,682,392
Year ended 2/29/08	115,289,453	644,613	114,644,840

EMERGING COUNTRIES FUND

Year ended 2/28/10	$1,154,735	$439,346	$715,389
Year ended 2/28/09	1,702,677	399,673	1,303,004
Year ended 2/29/08	2,738,143	131,074	2,607,069

TAIWAN FUND

Year ended 2/28/10	$979,422	$0	$979,422
Year ended 2/28/09	1,285,293	N/A	1,285,293
Year ended 2/29/08	2,395,136	N/A	2,395,136

TAX-MANAGED INTERNATIONAL EQUITIES FUND

Year ended 2/28/10	$2,676,033	$499,462	$2,176,571
Year ended 2/28/09	4,048,795	834,130	3,214,665
Year ended 2/29/08	6,507,466	1,066,284	5,441,182

FLEXIBLE EQUITIES FUND

Year ended 2/28/10	$2,314,167	$478,960	$1,835,207
Commencement of Operations (12/12/08) Through 2/28/09	13,453,668	10,247,773	3,205,895

DOMESTIC BOND FUND

Year ended 2/28/10	$870,266	$655,477	$214,789
Year ended 2/28/09	1,187,642	269,141	918,501
Year ended 2/29/08	601,686	170,750	430,936

CORE PLUS BOND FUND

Year ended 2/28/10	$776,919	$252,612	$524,307
Year ended 2/28/09	1,769,661	530,585	1,239,076
Year ended 2/29/08	3,505,853	831,329	2,674,524

	Gross	Reduction	Net
INTERNATIONAL BOND FUND

Year ended 2/28/10	$525,955	$245,460	$280,495
Year ended 2/28/09	974,604	315,656	658,948
Year ended 2/29/08	1,281,046	349,382	931,664

STRATEGIC FIXED INCOME FUND

Year ended 2/28/10	$5,623,049	$689,160	$4,933,889
Year ended 2/28/09	9,947,921	990,126	8,957,795
Year ended 2/29/08	7,804,357	985,148	6,819,209

CURRENCY HEDGED INTERNATIONAL BOND FUND

Year ended 2/28/10	$324,720	$152,338	$172,382
Year ended 2/28/09	351,634	183,060	168,574
Year ended 2/29/08	549,560	184,398	365,162

GLOBAL BOND FUND

Year ended 2/28/10	$504,961	$90,268	$414,693
Year ended 2/28/09	591,744	72,314	519,430
Year ended 2/29/08	498,264	69,507	428,757

EMERGING COUNTRY DEBT FUND

Year ended 2/28/10	$7,078,307	$0	$7,078,307
Year ended 2/28/09	8,355,373	0	8,355,373
Year ended 2/29/08	10,299,188	0	10,299,188

SHORT-DURATION INVESTMENT FUND

Year ended 2/28/10	$3,286	$3,286	$0
Year ended 2/28/09	3,479	3,479	0
Year ended 2/29/08	7,407	7,407	0

SHORT-DURATION COLLATERAL FUND

Year ended 2/28/10	$0	$0	$0
Year ended 2/28/09	0	0	0
Year ended 2/29/08	0	0	0

	Gross	Reduction	Net
SHORT-DURATION COLLATERAL SHARE FUND

Year ended 2/28/10	$14,929	$14,929	$0
Year ended 2/28/09	13,329	13,329	0
Year ended 2/29/08	18,299	18,299	0

INFLATION INDEXED PLUS BOND FUND

Year ended 2/28/10	$998,649	$378,539	$620,110
Year ended 2/28/09	594,279	209,312	384,967
Year ended 2/29/08	7,029,418	1,462,542	5,566,876

U.S. TREASURY FUND

Commencement of Operations (3/17/09) Through 2/28/10	$314,070	$314,070	$0

ASSET ALLOCATION BOND FUND

Commencement of Operations (3/18/09) Through 2/28/10	$1,527,538	$248,713	$1,278,825

U.S. EQUITY ALLOCATION FUND

Year ended 2/28/10	$0	$0	$0
Year ended 2/28/09	0	0	0
Year ended 2/29/08	0	0	0

INTERNATIONAL EQUITY ALLOCATION FUND

Year ended 2/28/10	$0	$0	$0
Year ended 2/28/09	0	0	0
Year ended 2/29/08	0	0	0

INTERNATIONAL OPPORTUNITIES EQUITY ALLOCATION FUND

Year ended 2/28/10	$0	$0	$0
Year ended 2/28/09	0	0	0
Year ended 2/29/08	0	0	0

	Gross	Reduction	Net
GLOBAL EQUITY ALLOCATION FUND

Year ended 2/28/10	$0	$0	$0
Year ended 2/28/09	0	0	0
Year ended 2/29/08	0	0	0

WORLD OPPORTUNITIES EQUITY ALLOCATION FUND

Year ended 2/28/10	$0	$0	$0
Year ended 2/28/09	0	0	0
Year ended 2/29/08	0	0	0

GLOBAL BALANCED ASSET ALLOCATION FUND

Year ended 2/28/10	$0	$0	$0
Year ended 2/28/09	0	0	0
Year ended 2/29/08	0	0	0

STRATEGIC OPPORTUNITIES ALLOCATION FUND

Year ended 2/28/10	$0	$0	$0
Year ended 2/28/09	0	0	0
Year ended 2/29/08	0	0	0

BENCHMARK-FREE ALLOCATION FUND

Year ended 2/28/10	$0	$0	$0
Year ended 2/28/09	0	0	0
Year ended 2/29/08	0	0	0

ALPHA ONLY FUND

Year ended 2/28/10	$6,462,026	$5,065,614	$1,396,412
Year ended 2/28/09	13,453,668	10,247,773	3,205,895
Year ended 2/29/08	9,547,627	8,586,004	961,623
Asset Allocation International Bond Fund, World Opportunity Overlay Share Fund, and Emerging Domestic Opportunities Fund will commence operations on or following August 2, 2010, and, therefore, have not yet paid any Management Fees to the Manager as of this date.
In the event that the Manager ceases to be the manager of a Fund, the right of the Trust to use the identifying name “GMO” may be withdrawn.

Portfolio Management
Day-to-day management of each Fund, and in the case of Emerging Domestic Opportunities Fund, Flexible Equities Fund, Strategic Fixed Income Fund, Asset Allocation Bond Fund, and Asset Allocation International Bond Fund, overall investment management and strategic direction, is the responsibility of one of several divisions comprising investment professionals associated with the Manager. Each division’s members work collaboratively to manage a Fund’s portfolio, and no one person is primarily responsible for day-to-day management of any Fund.
The following table sets forth information about accounts overseen or managed by the senior members of the divisions as of February 28, 2010.

	Registered investment companies managed
	(including non-GMO mutual fund		Other pooled investment vehicles		Separate accounts managed
Senior Member	subadvisory relationships)		managed (world-wide)		(world-wide)
			Number of		Number of
	Number of accounts[1]	Total assets[1,2]	accounts	Total assets	accounts	Total assets
Amit Bhartia	0	$0	0	$0	0	$0
Thomas Cooper	16	$6,446,788,816.11	14	$3,619,496,823.41	11	$1,293,329,473.93
Arjun Divecha	3	$8,779,705,905.19	3	$1,285,525,127.08	7	$3,560,947,067.51
Thomas Hancock	25	$36,425,986,347.62	11	$4,088,139,995.53	53	$12,897,948,713.42
Anthony Hene	1	$337,299,927.07	0	$0	0	$0
Mark Ingham	0	$0	0	$0	0	$0
Ben Inker	13	$15,165,930,226.67	7	$4,723,055,401.54	181	$14,503,374,299.38
William Joyce	1	$14,960,445,852.62	0	$0	0	$0
Richard Mattione	2	$3,376,629,330.81	2	$2,709,680,186.96	8	$3,140,322,781.20
William Nemerever	16	$6,446,788,816.11	14	$3,619,496,823.41	11	$1,293,329,473.93
Sam Wilderman	25	$36,425,986,347.62	11	$4,088,139,995.53	53	$12,897,948,713.42

	Registered investment companies managed
	for which GMO receives a performance-		Other pooled investment vehicles		Separate accounts managed (world-
	based fee (including non-GMO mutual		managed (world-wide) for which GMO		wide) for which GMO receives a
	fund subadvisory relationships)		receives a performance-based fee		performance-based fee
			Number of		Number of
	Number of accounts	Total assets	accounts	Total assets	accounts	Total assets
Amit Bhartia	0	$0	0	$0	0	$0
Thomas Cooper	0	$0	3	$1,844,600,187.15	3	$790,157,270.34
Arjun Divecha	0	$0	0	$0	2	$1,803,384,192.62
Thomas Hancock	0	$0	3	$1,691,991,380.23	12	$4,351,809,951.45
Anthony Hene	0	$0	0	$0	0	$0
Mark Ingham	0	$0	0	$0	0	$0
Ben Inker	0	$0	0	$0	103	$8,456,603,677.52
William Joyce	0	$0	0	$0	0	$0
Richard Mattione	0	$0	0	$0	2	$1,822,252,665.84
William Nemerever	0	$0	3	$1,844,600,187.15	3	$790,157,270.34
Sam Wilderman	0	$0	3	$1,691,991,380.23	12	$4,351,809,951.45

[1]	Includes GMO Funds (including GMO Funds not offered through the Prospectuses) that had commenced operations on or before February 28, 2010.

[2]	For some senior members, “Total assets” includes assets invested by other GMO Funds.

Because each senior member manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the senior member and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts.
Senior members of each division are generally members (partners) of GMO. As of February 28, 2010, the compensation of each senior member consisted of a fixed annual base salary, a partnership interest in the firm’s profits and, possibly, an additional, discretionary, bonus related to the senior member’s contribution to GMO’s success. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. Base salary is determined by taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The level of partnership interest is determined by taking into account the individual’s contribution to GMO and its mission statement. A discretionary bonus may also be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each person’s compensation is based on his or her individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. A GMO membership interest is the primary incentive for persons to maintain employment with GMO. GMO believes this is the best incentive to maintain stability of portfolio management personnel.
Senior Member Fund Ownership. The following table sets forth the dollar range of each senior member’s direct beneficial share ownership, as of February 28, 2010, of Funds offered in the MultiFund Prospectus that were overseen or managed by the senior member as of February 28, 2010:

Name of Senior Member	Dollar Range of Shares Directly Owned in the Fund*
	Domestic Bond Fund	None
	Core Plus Bond Fund	None
	International Bond Fund	$500,001-$1,000,000
	Strategic Fixed Income Fund	None
	Currency Hedged International Bond Fund	None
	Global Bond Fund	None
Thomas Cooper	Emerging Country Debt Fund	None
	Short-Duration Investment Fund	None
	Short-Duration Collateral Fund	None
	Short-Duration Collateral Share Fund	Over $1,000,000
	Inflation Indexed Plus Bond Fund	None
	U.S. Treasury Fund	None
	Asset Allocation Bond Fund	None
	Emerging Markets Fund	None
Arjun Divecha	Emerging Countries Fund	None
	Taiwan Fund	None

Name of Senior Member	Dollar Range of Shares Directly Owned in the Fund*
	U.S. Core Equity Fund		$10,001-$50,000
	Tobacco-Free Core Fund		None
	Quality Fund		$50,001-$100,000
	U.S. Intrinsic Value Fund		$10,001-$50,000
	U.S. Growth Fund		None
	U.S. Small/Mid Cap Value Fund		$1-$10,000
	U.S. Small/Mid Cap Growth Fund		None
Thomas Hancock	Real Estate Fund		None
	Tax-Managed U.S. Equities Fund		None
	International Core Equity Fund		$1-$10,000
	International Intrinsic Value Fund		$10,001-$50,000
	International Growth Equity Fund		$10,001-$50,000
	Developed World Stock Fund		None
	International Small Companies Fund		None
	Tax-Managed International Equities Fund		Over $1,000,000
	Flexible Equities Fund		None
Anthony Hene	Developed World Stock Fund		$10,001-$50,000
	Strategic Fixed Income Fund Flexible Equities Fund		None
	Asset Allocation Bond Fund		None
	U.S. Equity Allocation Fund		None
	International Equity Allocation Fund		None
	International Opportunities Equity Allocation Fund		None
Ben Inker	Global Equity Allocation Fund		None
	World Opportunities Equity Allocation Fund		None
	Global Balanced Asset Allocation Fund		None
	Strategic Opportunities Allocation Fund		None
	Benchmark-Free Allocation Fund		Over $1,000,000
	Alpha Only Fund		None
	Currency Hedged International Equity Fund		None
William Joyce	Quality Fund		$50,001-$100,000
	Domestic Bond Fund		None
	Core Plus Bond Fund		None
	International Bond Fund		None
	Strategic Fixed Income Fund		None
	Currency Hedged International Bond Fund		None
	Global Bond Fund		None
William Nemerever	Emerging Country Debt Fund		$10,001-$50,000
	Short-Duration Investment Fund		None
	Short-Duration Collateral Fund		None
	Short-Duration Collateral Share Fund		Over $1,000,000
	Inflation Indexed Plus Bond Fund		None
	U.S. Treasury Fund		None
	Asset Allocation Bond Fund		None
Richard Mattione	Foreign Fund Foreign Small Companies Fund	$ $	100,001-$500,000 50,001-$100,000

Name of Senior Member	Dollar Range of Shares Directly Owned in the Fund*
	U.S. Core Equity Fund	None
	Tobacco-Free Core Fund	None
	Quality Fund	None
	U.S. Intrinsic Value Fund	None
	U.S. Growth Fund	None
	U.S. Small/Mid Cap Value Fund	None
	U.S. Small/Mid Cap Growth Fund	None
Sam Wilderman	Real Estate Fund	$10,001-$50,000
	Tax-Managed U.S. Equities Fund	None
	International Core Equity Fund	None
	International Intrinsic Value Fund	None
	International Growth Equity Fund	None
	Developed World Stock Fund	None
	International Small Companies Fund	None
	Tax-Managed International Equities Fund	None
	Flexible Equities Fund	None

*	Asset Allocation International Bond Fund, World Opportunity Overlay Share Fund, and Emerging Domestic Opportunities Fund will commence operations on or following August 2, 2010. Therefore, these Funds have not yet offered any shares for sale and the senior members have no ownership of these Funds as of this date.
The following table sets forth the dollar range of each senior member’s indirect beneficial share ownership in the Funds that were overseen or managed by the senior member, as of February 28, 2010, by virtue of the senior member’s direct ownership of shares of certain other Funds of the Trust that invest in the Funds:

Name of Senior Member	Dollar Range of Shares Indirectly Owned in the Fund*
	Emerging Country Debt Fund	$10,001-$50,000
Thomas Cooper	Short-Duration Collateral Fund	Over $1,000,000
	U.S. Treasury Fund	$10,001-$50,000
Arjun Divecha	Emerging Markets Fund	$500,001-$1,000,000
Ben Inker	Strategic Fixed Income Fund Alpha any Fund	$500,001-$1,000,000 Over $1,000,000
William Joyce	Quality Fund	$10,001-$50,000
	Emerging Country Debt Fund	$1-$10,000
William Nemerever	Short-Duration Collateral Fund	Over $1,000,000
	Strategic Fixed Income Fund	$1-$10,000
	U.S. Treasury Fund	$1-$10,000
	International Growth Equity Fund	$1-$10,000
	International Intrinsic Value Fund	$1-$10,000
Sam Wilderman	International Small Companies Fund	$1-$10,000
	Quality Fund	$1-$10,000
	U.S. Core Equity Fund	$1-$10,000

*	Asset Allocation International Bond Fund, World Opportunity Overlay Share Fund, and Emerging Domestic Opportunities Fund will commence operations on or following August 2, 2010. Therefore, these Funds have not yet offered any shares for sale and the senior members have no ownership of these Funds as of this date.

Custodial Arrangements and Fund Accounting Agents. As described in the Prospectuses, State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s custodian and fund accounting agent on behalf of certain of the Funds, and Brown Brothers Harriman & Co. (“BBH”), 40 Water Street, Boston, Massachusetts 02109, serves as the Trust’s custodian and fund accounting agent on behalf of the other Funds. As such, State Street Bank or BBH holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, State Street Bank or BBH receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of State Street Bank and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.
Shareholder Service Arrangements. As disclosed in the Prospectuses, pursuant to the terms of a single Servicing Agreement with the Funds of the Trust (except for U.S. Treasury Fund and Short-Duration Collateral Fund), GMO provides direct client service, maintenance, and reporting to shareholders of the Funds. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not “interested persons” of the Manager or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” of the Manager or the Trust, and (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days’ written notice to the other party.
The Trust entered into the Servicing Agreement with GMO on May 30, 1996. Pursuant to the terms of the Servicing Agreement, each Fund that commenced operations prior to the end of the most recent fiscal year paid GMO the following amounts (after reimbursement by GMO) during the last three fiscal years:

	March 1, 2007	March 1, 2008	March 1, 2009
	Through	Through	Through
	February 29,	February 28,	February 28,
	2008	2009	2010
U.S. Core Equity Fund	$4,272,216	$2,463,206	$1,762,705
Tobacco-Free Core Fund	$238,249	$37,052	$29,916
Quality Fund	$5,985,967	$7,180,054	$10,466,500
U.S. Intrinsic Value Fund	$51,579	$30,839	$9,456
U.S. Growth Fund	$286,199	$123,660	$61,985
U.S. Small/Mid Cap Value Fund	$76,617	$34,506	$22,541
U.S. Small/Mid Cap Growth Fund	$29,769	$9,897	$8,017
Real Estate Fund	$43,108	$25,794	$18,204
Tax-Managed U.S. Equities Fund	$166,471	$90,089	$17,113
International Core Equity Fund	$4,202,913	$3,648,744	$3,718,217

	March 1, 2007	March 1, 2008	March 1, 2009
	Through	Through	Through
	February 29,	February 28,	February 28,
	2008	2009	2010
International Intrinsic Value Fund	$9,869,221	$7,305,330	$6,360,153
International Growth Equity Fund	$4,242,144	$3,155,351	$2,674,851
Developed World Stock Fund	$661,422	$520,187	$443,244
Currency Hedged International Equity Fund	$105,319	$15,943	$17,082
Foreign Fund	$12,414,779	$8,275,293	$5,265,140
Foreign Small Companies Fund	$1,333,898	$842,859	$425,524
International Small Companies Fund	$1,184,740	$826,431	$1,403,264
Emerging Markets Fund	$13,646,663	$8,833,678	$10,174,137
Emerging Countries Fund	$580,553	$350,077	$222,128
Taiwan Fund	$443,544	$238,017	$181,374
Tax-Managed International Equities Fund	$1,807,629	$1,173,082	$802,810
Flexible Equities Fund	N/A	$46,314 (a)	$278,106
Domestic Bond Fund	$463,379	$786,564	$700,358
Core Plus Bond Fund	$1,430,941	$736,723	$321,399
International Bond Fund	$744,390	$566,827	$303,705
Strategic Fixed Income Fund	$1,783,942	$2,264,039	$1,321,199
Currency Hedged International Bond Fund	$319,293	$204,914	$188,570
Global Bond Fund	$381,657	$453,775	$383,630
Emerging Country Debt Fund	$3,378,230	$2,669,869	$2,323,902
Short-Duration Investment Fund	$22,221	$10,438	$9,858
Short-Duration Collateral Share Fund	$54,896	$39,987	$44,790
Inflation Indexed Plus Bond Fund	$1,722,955	$181,602	$298,295
Asset Allocation Bond Fund	N/A	N/A	$374,898 (b)
U.S. Equity Allocation Fund	$0	$0	$0
International Equity Allocation Fund	$0	$0	$0
International Opportunities Equity Allocation Fund	$0	$0	$0
Global Equity Allocation Fund	$0	$0	$0
World Opportunities Equity Allocation Fund	$0	$0	$0
Global Balanced Asset Allocation Fund	$0	$0	$0
Strategic Opportunities Allocation Fund	$0	$0	$0
Benchmark-Free Allocation Fund	$0	$0	$0
Alpha Only Fund	$747,827	$1,159,964	$516,212

(a)	Reflects fees paid from the Fund’s commencement of operations on December 12, 2008 through February 28, 2009.

(b)	Reflects fees paid from the Fund’s commencement of operations on March 18, 2009 through February 28, 2010.

Asset Allocation International Bond Fund, World Opportunity Overlay Share Fund, and Emerging Domestic Opportunities Fund will commence operations on or following August 2, 2010 and, therefore, have not yet paid any amounts to GMO pursuant to the terms of the Servicing Agreement as of this date.
Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust’s financial statements, assists in the preparation of each Fund’s federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various SEC filings.
Distributor. Funds Distributor, LLC, 10 High Street, Suite 302, Boston, Massachusetts 02110, serves as the Trust’s distributor on behalf of the Funds. GMO pays all distribution-related expenses of the Funds (other than distribution fees paid pursuant to the Distribution and Service (12b-1) Plan for Class M Shares or administrative fees related thereto).
Counsel. Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as counsel to the Trust. Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as independent counsel to the non-interested Trustees of the Trust.
Transfer Agent. State Street Bank serves as the Trust’s transfer agent on behalf of the Funds.
PORTFOLIO TRANSACTIONS
Decisions to buy and sell portfolio securities for each Fund and for each of its other investment advisory clients are made by the Manager with a view to achieving each client’s investment objectives taking into consideration other account-specific factors such as, without limitation, cash flows into or out of the account, current holdings, the account’s benchmark(s), applicable regulatory limitations, cash restrictions, applicable transaction documentation requirements, market registration requirements and/or time constraints limiting the Manager’s ability to confirm adequate transaction documentation or seek interpretation of investment guideline ambiguities. Therefore, a particular security may be bought or sold only for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Also, a particular security may be bought/sold for one or more clients when one or more other clients are selling/buying the security or taking a short position in the security, including clients invested in the same investment strategy. Distressed markets (such as the emerging country debt market) may magnify the disparate treatment of accounts with different liquidity requirements.
The Manager may engage in “cross trades” where, as investment manager to a client account, the Manager causes that client account to purchase a security directly from another client account.
In certain cases, the Manager may identify investment opportunities that are suitable for the Funds and one or more private investment companies for which the Manager or one of its affiliates serves as investment manager, general partner and/or managing member (“GMO Private Funds”). In most cases, the Manager receives greater compensation in respect of a GMO

Private Fund (including incentive-based compensation) than it receives in respect of a Fund. In addition, senior members or other portfolio managers frequently have a personal investment in a GMO Private Fund that is greater than such person’s investment in a similar Fund (or, in some cases, may have no investment in the similar Fund). The Manager itself also makes investments in GMO Private Funds. To help manage these potential conflicts, the Manager has developed and reviewed with the Trust’s Board of Trustees trade allocation policies that establish a framework for allocating initial public offerings (“IPOs”) and other limited opportunities that takes into account the needs and objectives of each Fund and the other GMO clients.
Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (i) such securities meet the investment objectives and policies of the Fund; (ii) such securities are acquired for investment and not for resale; and (iii) such securities can be valued pursuant to the Trust’s pricing policies.
Brokerage and Research Services. In selecting brokers and dealers to effect portfolio transactions for each Fund, the Manager seeks best execution. Best execution is not based solely on the explicit commission charged by the broker/dealer and, consequently, a broker/dealer effecting a transaction may be paid a commission higher than that charged by another broker/dealer. Seeking best price and execution involves the weighing of qualitative as well as quantitative factors and evaluations of best execution are, to a large extent, possible only after multiple trades have been completed. The Manager does place trades with broker/dealers that provide investment ideas and other research services, even if the relevant broker has not yet demonstrated an ability to effect best price and execution; however, trading with such a broker (as with any and all brokers) will typically be curtailed or suspended, in due course, if the Manager is not reasonably satisfied with the quality of particular trade executions, unless or until the broker has altered its execution capabilities in such a way that the Manager can reasonably conclude that the broker is capable of achieving best price and execution.
The determination of what may constitute “best execution” involves a number of considerations, including, without limitation, the overall net economic result to a Fund; the efficiency with which the transaction is effected; access to order flow; the ability of the executing broker/dealer to effect the transaction where a large block is involved; reliability (e.g., lack of failed trades); availability of the broker/dealer to stand ready to execute possibly difficult transactions in the future; technological capabilities of the broker/dealer; in the case of fixed income securities, the broker/dealer’s inventory of securities sought; the financial strength and stability of the broker/dealer; and the relative weighting of opportunity costs (i.e., timeliness of execution) by different strategies. Additionally, regulations in certain markets, primarily emerging markets, require the Manager to identify and trade with one or a limited number of brokers on behalf of clients. In some instances, the Manager may utilize principal bids with consideration to such factors as reported broker flow, past bids and a firm’s ability and willingness to commit capital. Most of the foregoing are judgmental considerations made in advance of the trade and are not always borne out by the actual execution.
The Manager’s broker/dealer selection may, in addition to the factors listed above, also be based on research services provided by the broker/dealer. The Manager may also direct trades to broker/dealers based in part on the broker/dealers’ history of providing, and capability to continue providing, pricing information for securities purchased. Best execution may be determined for investment strategies without regard to client specific limitations (e.g., limits on the use of derivatives for anticipatory hedging).
Generally, the Manager determines the overall reasonableness of brokerage commissions paid upon consideration of the relative merits of a number of factors, which may include: (i) the net economic effect to the particular Fund; (ii) historical and current commission rates; (iii) the kind and quality of the execution services rendered; (iv) the size and nature of the transactions effected; and (v) research services received. In some instances, the Manager may evaluate best execution on principal bids based on the total commissions charged (the bid for handling a trade as a principal trade) since the trades were filled at the price set at an agreed upon time (e.g., previous night’s close) and any additional “impact” or cost is represented by the cents per share or basis points extra paid in addition to a typical commission rate. These factors are considered mostly over multiple transactions covering extended periods of time and are used to evaluate the relative performance of the brokers and other institutions used to effect transactions for accounts.
Because the Manager will frequently use broker/dealers that provide research in all markets and that research is a factor in evaluating broker/dealers, the Manager relies on the statutory safe harbor in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). However, the Manager does not participate in any formal soft dollar arrangements involving third party research (i.e., research provided by someone other than the executing broker/dealer) or the payment of any of the Manager’s out-of-pocket expenses. In all cases, the research services received by the Manager are limited to the types of research contemplated by Section 28(e) of the 1934 Act. Research services provided by broker/dealers take various forms, including personal interviews with analysts, written reports, pricing services in respect of securities, and meetings arranged with various sources of information regarding particular issuers, industries, governmental policies, specific information about local markets and applicable regulations, economic trends, and other matters. To the extent that services of value are received by the Manager, the Manager may avoid expenses which might otherwise be incurred. Such services furnished to the Manager may be used in furnishing investment or other advice to all of the Manager’s clients, including the Funds, and services received from a broker/dealer which executed transactions for a particular Fund will not necessarily be used by the Manager specifically in servicing that particular Fund.
The Trust paid, on behalf of the Funds that commenced operations prior to the end of the most recent fiscal year, the following amounts in brokerage commissions during the three most recent fiscal years:

	March 1, 2007	March 1, 2008	March 1, 2009
	Through	Through	Through
	February 29, 2008	February 28, 2009	February 28, 2010
U.S. Core Equity Fund	$4,164,364	$1,858,035	$706,610
Tobacco-Free Core Fund	$201,294	$16,867	$8,045
Quality Fund	$4,396,481	$4,377,468	$3,043,002
U.S. Intrinsic Value Fund	$37,143	$21,250	$2,454

	March 1, 2007	March 1, 2008	March 1, 2009
	Through	Through	Through
	February 29, 2008	February 28, 2009	February 28, 2010
U.S. Growth Fund	$300,810	$81,767	$37,897
U.S. Small/Mid Cap Value Fund	$59,567	$29,357	$38,091
U.S. Small/Mid Cap Growth Fund	$47,537	$8,287	$7,853
Real Estate Fund	$23,776	$3,087	$4,041
Tax-Managed U.S. Equities Fund	$80,418	$48,279	$4,747
International Core Equity Fund	$3,993,565	$2,417,140	$1,929,932
International Intrinsic Value Fund	$5,196,535	$3,992,583	$2,075,151
International Growth Equity Fund	$5,186,210	$2,322,342	$1,739,412
Developed World Stock Fund	$399,462	$208,517	$145,634
Currency Hedged International Equity Fund	—	—	—
Foreign Fund	$9,216,225	$8,651,031	$6,010,580
Foreign Small Companies Fund	$1,922,719	$1,127,462	$745,971
International Small Companies Fund	$998,359	$541,433	$826,721
Emerging Markets Fund	$29,399,188	$25,092,347	$26,902,429
Emerging Countries Fund	$961,947	$819,173	$515,562
Taiwan Fund	$751,210	$210,700	$188,358
Tax-Managed International Equities Fund	$658,985	$739,873	$274,106
Flexible Equities Fund	N/A	$189,753 (a)	$212,182
Domestic Bond Fund	$39,006	$231,409	$34,602
Core Plus Bond Fund	$239,517	$145,372	$22,384
International Bond Fund	$68,171	$103,020	$31,212
Strategic Fixed Income Fund	$142,086	$243,738	$8,131
Currency Hedged International Bond Fund	$33,496	$54,424	$19,411
Global Bond Fund	$16,413	$64,855	$48,740
Emerging Country Debt Fund	$20,580	$21,364	$22,236
Short-Duration Investment Fund	—	—	—
Short-Duration Collateral Fund	$17,020	$7,971	—
Short-Duration Collateral Share Fund	—	—	—
Inflation Indexed Plus Bond Fund	$651,821	$25,747	$20,436
U.S. Treasury Fund	—	—	— (b)
Asset Allocation Bond Fund	—	—	$109,586 (c)
U.S. Equity Allocation Fund	—	—	—
International Equity Allocation Fund	—	—	—

	March 1, 2007	March 1, 2008	March 1, 2009
	Through	Through	Through
	February 29, 2008	February 28, 2009	February 28, 2010
International Opportunities Equity Allocation Fund	—	—	—
Global Equity Allocation Fund	—	—	—
World Opportunities Equity Allocation Fund	—	—	—
Global Balanced Asset Allocation Fund	—	—	—
Strategic Opportunities Allocation Fund	—	—	—
Benchmark-Free Allocation Fund	—	—	—
Alpha Only Fund	$212,096	$1,060,189	$497,222

(a)	Reflects commissions generated from the Fund’s commencement of operations on December 12, 2008 through February 28, 2009.

(b)	Reflects commissions generated from the Fund’s commencement of operations on March 17, 2009 through February 28, 2010.

(c)	Reflects commissions generated from the Fund’s commencement of operations on March 18, 2009 through February 28, 2010.
Differences in the amount of brokerage commissions paid by a Fund during a Fund’s three most recent fiscal years (as disclosed in the table above) are generally the result of (i) active trading strategies employed by the Manager when responding to changes in market conditions, (ii) management of cash flows into and out of a Fund as a result of shareholder purchases and redemptions, (iii) rebalancing portfolios to reflect the results of the Manager’s portfolio management models, or (iv) changes in commission rates in the relevant markets. Changes in the amount of brokerage commissions paid by a Fund do not reflect material changes in the Fund’s investment objective or strategies.
Asset Allocation International Bond Fund, World Opportunity Overlay Share Fund, and Emerging Domestic Opportunities Fund will commence operations on or following August 2, 2010 and, therefore, have not yet paid any brokerage commissions as of this date.
The following table lists each Fund that acquired securities of its regular brokers or dealers (as defined in the 1940 Act) or of their parents during the fiscal year ended February 28, 2010, the name of each such broker or dealer, and the value of each Fund’s aggregate holdings of the securities of each issuer as of February 28, 2010:

		Aggregate Value of Holdings
Name of Fund	Name of Broker or Dealer	as of February 28, 2010
U.S. Core Equity Fund	Goldman Sachs	$32,253,443
	Morgan Stanley	$5,867,076
Tobacco Free Core Fund	Goldman Sachs	$339,280
	Morgan Stanley	$64,814
U.S. Intrinsic Value Fund	Morgan Stanley	$33,816
	Goldman Sachs	$121,953
Tax-Managed U.S. Equities Fund	Goldman Sachs	$140,715
	Morgan Stanley	$25,362
International Core Equity Fund	Nomura Securities	$8,416,200
	Barclays	$16,521,817
International Intrinsic Value Fund	Nomura Securities	$5,247,114
	Barclays	$22,575,646
	Macquarie Equities	$9,179,228
International Growth Equity Fund	Barclays	$4,730,064
	Macquarie Equities	$3,700,784
Developed World Stock Fund	J.P. Morgan	$1,049,250
	Goldman Sachs	$2,548,505
	Nomura Securities	$658,473
	Barclays	$3,517,929
Foreign Fund	Credit Suisse	$6,717,928
	Deutsche Bank	$18,301,883
Tax-Managed International Equities Fund	Nomura Securities	$449,563
	Barclays	$2,276,975
	Macquarie Equities	$983,063
Flexible Equities Fund	Nomura Securities	$5,838,411
Due to restrictions under the 1940 Act, it is possible that, as the result of certain affiliations between a broker/dealer or its affiliates and a Fund, the Manager or the Fund’s distributor, all of the Funds may refrain, or be required to refrain, from engaging in principal trades with such broker/dealer. Additionally, the Funds may be restricted in their ability to purchase securities issued by affiliates of the Funds’ distributor.
PROXY VOTING POLICIES AND PROCEDURES
The Trust has adopted a proxy voting policy under which responsibility to vote proxies related to its portfolio securities has been delegated to the Manager. The Board of Trustees of the Trust has reviewed and approved the proxy voting policies and procedures the Manager follows when voting proxies on behalf of the Funds. The Trust’s proxy voting policy and the Manager’s proxy voting policies and procedures are attached to this Statement of Additional Information as Appendix C.
The Manager’s proxy voting policies on a particular issue may or may not reflect the views of individual members of the Board of Trustees of the Trust, or a majority of the Board of Trustees.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Trust’s website at www.gmo.com and on the Securities and Exchange Commission’s website at www.sec.gov no later than August 31 of each year.
DISCLOSURE OF PORTFOLIO HOLDINGS
The policy of the Trust is to protect the confidentiality of each Fund’s portfolio holdings and to prevent inappropriate selective disclosure of those holdings. The Board of Trustees has approved this policy and material amendments require its approval.
Registered investment companies that are sub-advised by GMO may be subject to different portfolio holdings disclosure policies, and neither GMO nor the Board of Trustees exercises control over those policies. In addition, separate account clients of GMO have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the funds that are sub-advised by GMO and some of the separate accounts managed by GMO have substantially similar investment objectives and strategies and, therefore, potentially similar portfolio holdings.
Neither GMO nor any Fund will receive any compensation or other consideration in connection with its disclosure of a Fund’s portfolio holdings.
GMO may disclose a Fund’s portfolio holdings (together with any other information from which the Fund’s portfolio holdings could reasonably be derived, as reasonably determined by GMO) (the “Portfolio Holdings Information”) to shareholders, qualified potential shareholders as determined by GMO, and their consultants and agents (collectively, “Permitted Recipients”) by means of the GMO website. The Funds’ Pospectuses describe the type of information disclosed on GMO’s website, as well as the frequency with which it is disclosed and the lag between the date of the information and the date of its disclosure. The top fifteen holdings of certain GMO Funds may be posted monthly on GMO’s website. In response to market interest in specific issuers, a Fund’s holdings in one or more issuers may be made available on a more frequent basis as circumstances warrant. No confidentiality agreement is needed to access this information. GMO also may make Portfolio Holdings Information available to Permitted Recipients by email, or by any other means in such scope and form and with such frequency as GMO may reasonably determine, no earlier than the day next following the day on which the Portfolio Holdings Information is posted on the GMO website (provided that the Fund’s Prospectus describes the nature and scope of the Portfolio Holdings Information that will be available on the GMO website, when the information will be available and the period for which the information will remain available, and the location on the Fund’s website where the information will be made available) or on the same day as a publicly available, routine filing with the SEC that includes the Portfolio Holdings Information.
To receive Portfolio Holdings Information, Permitted Recipients must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by senior management of GMO to be in the best interest of the shareholders of the Fund to which the information relates.

In some cases, GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients on the GMO website or in a publicly available, routine filing with the SEC. That disclosure may only be made if senior management of GMO determines that it is in the best interests of the shareholders of the Fund to which the information relates. In addition, the third party receiving the Portfolio Holdings Information must enter into a confidentiality agreement with GMO and the Trust that requires that the Portfolio Holdings Information be used solely for purposes determined by GMO senior management to be in the best interest of the Fund’s shareholders. GMO will seek to monitor a recipient’s use of the Portfolio Holdings Information provided under these agreements and, if the terms of the agreements are violated, terminate disclosure and take appropriate action.
The procedures pursuant to which GMO may disclose to a third party Portfolio Holdings Information that has not been made available to Permitted Recipients do not apply to Portfolio Holdings Information provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including GMO, GMO’s affiliates, the Funds’ custodians and auditors, the Funds’ pricing service vendors, broker-dealers when requesting bids for or price quotations on securities, brokers in the normal course of trading on a Fund’s behalf, and persons assisting the Funds in the voting of proxies. In addition, when an investor indicates that it wants to purchase shares of a Fund in exchange for securities acceptable to GMO, GMO may make available a list of securities that it would be willing to accept for the Fund, and, from time to time, the securities on the list may overlap with securities currently held by the Fund.
No provision of this policy is intended to restrict or prevent the disclosure of Portfolio Holdings Information as may be required by applicable law, rules or regulations.
Senior management of GMO may authorize any exceptions to these procedures. Exceptions must be disclosed to the Chief Compliance Officer of the Trust.
If senior management of GMO identifies a potential conflict with respect to the disclosure of Portfolio Holdings Information between the interests of a Fund’s shareholders, on the one hand, and GMO or an affiliated person of GMO or the Fund, on the other, GMO is required to inform the Trust’s Chief Compliance Officer of the potential conflict, and the Trust’s Chief Compliance Officer has the power to decide whether, in light of the potential conflict, disclosure should be permitted under the circumstances. The Trust’s Chief Compliance Officer also is required to report his decision to the Board of Trustees.
GMO periodically reports the following information to the Board of Trustees:
•	Determinations made by senior management of GMO relating to the use of Portfolio Holdings Information by Permitted Recipients and third parties;

•	The nature and scope of disclosure of Portfolio Holdings Information to third parties;

•	Exceptions to the disclosure policy authorized by senior management of GMO; and

•	Any other information the Trustees may request relating to the disclosure of Portfolio Holdings Information.

Ongoing Arrangements To Make Portfolio Holdings Available. Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (generally, daily, except with respect to PricewaterhouseCoopers LLP, which receives holdings quarterly and as necessary in connection with the services it provides to the Funds) to the following entities that provide on-going services to the Funds in connection with their day-to-day operations and management, provided that they agree or have a duty to maintain this information in confidence:

Name of Recipient	Funds	Purpose of Disclosure
State Street Bank and Trust Company	U.S. Equity Funds, Fixed Income Funds, and Asset Allocation Funds (other than Alpha Only Fund)	Custodial services

	All Funds	Compliance testing

Brown Brothers Harriman & Co.	International Equity Funds and Alpha Only Fund	Custodial services and compliance testing

	U.S. Equity Funds	Compliance testing

Boston Global Advisors	U.S. Equity Funds, International Equity Funds, and Fixed Income Funds	Securities lending services

PricewaterhouseCoopers LLP	All Funds	Independent registered public accounting firm

RiskMetrics Group	All Funds	Corporate actions services

Interactive Data	International Equity Funds	Fair value pricing

FactSet	All Funds	Data service provider
Senior management of GMO has authorized disclosure of Portfolio Holdings Information on an on-going basis (daily) to the following recipients, provided that they agree or have a duty to maintain this information in confidence and are limited to using the information for the specific purpose for which it was provided:

Name of Recipient	Funds	Purpose of Disclosure
Epstein & Associates, Inc.	All Funds	Software provider for Code of Ethics monitoring system

Financial Models Company Inc.	All Funds	Recordkeeping system

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES
The Trust, an open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated June 24, 1985, as amended and restated September 10, 2009, and as such Declaration of Trust may be amended from time to time. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The Trust operates as a “series investment company” that consists of separate series of investment portfolios, each of which is represented by a separate series of shares of beneficial interest. Each Fund is a series of the Trust. The fiscal year for each Fund ends on the last day of February.
Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of sixty-three series: Tobacco-Free Core Fund; Quality Fund; Real Estate Fund; Tax-Managed U.S. Equities Fund; International Intrinsic Value Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Emerging Countries Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Duration Investment Fund; Alpha Only Fund; Benchmark-Free Allocation Fund; International Equity Allocation Fund; Global Balanced Asset Allocation Fund; Global Equity Allocation Fund; U.S. Equity Allocation Fund; Special Purpose Holding Fund; Short-Duration Collateral Fund; Taiwan Fund; World Opportunity Overlay Fund; Alternative Asset Opportunity Fund; Strategic Opportunities Allocation Fund; World Opportunities Equity Allocation Fund; Developed World Stock Fund; U.S. Growth Fund; International Core Equity Fund; International Growth Equity Fund; U.S. Intrinsic Value Fund; U.S. Small/Mid Cap Growth Fund; U.S. Small/Mid Cap Value Fund; U.S. Core Equity Fund; Short-Duration Collateral Share Fund; Strategic Fixed Income Fund; International Opportunities Equity Allocation Fund; Inflation Indexed Plus Bond Fund; Special Situations Fund; Flexible Equities Fund; U.S. Treasury Fund; Asset Allocation Bond Fund; Arlington Fund; Berkeley Fund; Clarendon Fund; Dartmouth Fund; Exeter Fund; Fairfield Fund; Gloucester Fund; Hereford Fund; Ipswich Fund; St. James Fund; Asset Allocation International Bond Fund; World Opportunity Overlay Share Fund; Debt Opportunities Fund; High Quality Short-Duration Bond Fund; and Emerging Domestic Opportunities Fund.
Note that U.S. Core Equity Fund, U.S. Intrinsic Value Fund, U.S. Growth Fund, U.S. Small/Mid Cap Value Fund, U.S. Small/Mid Cap Growth Fund, International Core Equity Fund, and International Growth Equity Fund are successors to U.S. Core Fund, Intrinsic Value Fund, Growth Fund, Small/Mid Cap Value Fund, Small/Mid Cap Growth Fund, International Disciplined Equity Fund, and International Growth Fund, respectively (each, a “Predecessor Fund”). Each Predecessor Fund is a former series of GMO Trust.
Interests in each portfolio (GMO Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding GMO Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a GMO Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the GMO Fund available for distribution to shareholders. The

Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to make such charges.
The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the effect of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to nine classes of shares for each series of the Trust: Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares, and Class M Shares.
The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders’ investments in such a portfolio would be evidenced by a separate series of shares.
The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.
On June 2, 2010, the following shareholders held greater than 25% of the outstanding shares of a Fund offered in the MultiFund Prospectus. For each shareholder listed that is not an individual, the jurisdiction under the laws of which the shareholder is organized (if applicable) and any parent company of the shareholder are listed, if known:

		Jurisdiction	Parent
Fund*	Shareholders	of Organization	Company
GMO Tobacco-Free Core Fund	Council for World Mission Ipalo House 32-34 Great Peters Street London, SWIP 2DB United Kingdom	England and Wales	N/A

GMO Domestic Bond Fund	Asset Allocation Trust C/O Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116	DE	N/A

		Jurisdiction	Parent
Fund*	Shareholders	of Organization	Company
GMO Inflation Indexed Plus Bond Fund	Asset Allocation Trust C/O Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116	DE	N/A

GMO Currency Hedged International Equity Fund	State Street Bank & Trust Co. as TTEE
For GMAM Group Pension Trust II
State Street Bank and Trust Company
Two Avenue De Lafayette
Boston, MA 02111

Benchmark Free Allocation Fund
C/O GMO LLC
40 Rowes Wharf
	Boston, MA 02110	NY	N/A

GMO Real Estate Fund	Mac & Co. FBO Princeton P.O. Box 534005 Pittsburgh, PA 15253	NJ	N/A

GMO Tax-Managed U.S. Equity Fund	SEI Private Trust C/O Mellon Bank FBO Princeton One Freedom Valley Drive Oaks, PA 19456	NJ	N/A

	Smith, Vicars Investments, LLC 1 Boars Head Pointe, Suite 150 Charlottesville, VA 22903	VA	Smith, Vicars & Company, LLC

GMO Core Plus Bond Fund	State Street Bank & Trust Co. as TTEE For GMAM Group Pension Trust II State Street Bank and Trust Company Two Avenue De Lafayette Boston, MA 02111	NY	N/A

GMO Developed World Stock Fund	Dow Employees Pension Plan 1320 Waldo Avenue Dorinco 100 Midland, MI 48642	DE	N/A

		Jurisdiction	Parent
Fund*	Shareholders	of Organization	Company
GMO Alpha Only Fund	Asset Allocation Trust C/O Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116	DE	N/A

GMO Strategic Fixed Income Fund	Asset Allocation Trust C/O Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116	DE	N/A

GMO U.S. Intrinsic Value Fund	Hopke Partnership 7422 Hampden Lane Bethesda, MD 20814	MD	N/A

GMO U.S. Small/Mid Cap Value Fund	Maine Public Employees Retirement System 46 State House Station Augusta, ME 04333	ME	N/A

GMO U.S. Equity Allocation Fund	Northern Trust Company Trustee FBO NewPage Corporation P.O. Box 92956 Chicago, IL 60675	DE	NewPage Holding Corporation

GMO Currency Hedged International Bond Fund	Teachers Retirement System of the City of New York 55 Water Street New York, NY 10041	NY	N/A

	State Street Bank & Trust Co. as TTEE For GMAM Group Pension Trust II State Street Bank and Trust Company Two Avenue De Lafayette Boston, MA 02111	NY	N/A

GMO Asset Allocation Bond Fund	Asset Allocation Trust C/O Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116	DE	N/A

		Jurisdiction	Parent
Fund*	Shareholders	of Organization	Company
GMO International Bond Fund	University of Southern California 840 Childs Way Los Angeles, CA 90089	CA	N/A

GMO Short-Duration Collateral Share Fund	Thomas F. Cooper C/O GMO LLC 40 Rowes Wharf Boston, MA 02110	N/A	N/A

	William L. Nemerever C/O GMO LLC 40 Rowes Wharf Boston, MA 02110	N/A	N/A

GMO Short-Duration Investment Fund	GMO Global Balanced Asset Allocation Fund C/O GMO LLC 40 Rowes Wharf Boston, MA 02110	MA	N/A

GMO U.S. Growth Fund	Quality Vision International Inc. 850 Hudson Avenue Rochester, NY 14621	NY	N/A

GMO Global Bond Fund	Mars Pension Trustees LTD Discretionary Mandate 30 Dundee Road Slough, Berkshire, SL14G United Kingdom	England and Wales	N/A

GMO International Core Equity Fund	Asset Allocation Trust C/O Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116	DE	N/A

GMO U.S. Small Mid Cap Growth Fund	Maine Public Employees Retirement System 46 State House Station Augusta, ME 04333	ME	N/A

		Jurisdiction	Parent
Fund*	Shareholders	of Organization	Company
U.S. Treasury Fund	GMO Special Situation Fund C/O GMO LLC 40 Rowes Warf Boston, MA 02110	MA	N/A

GMO Short-Duration Collateral Fund	GMO Strategic Fixed Income Fund C/O GMO LLC 40 Rowes Wharf Boston, MA 02110	MA	N/A

GMO Taiwan Fund	Pension Reserves Investment Trust 84 State Street Suite 250 Boston, MA 02109	MA	N/A

GMO Flexible Equities Fund	GMO Asset Allocation Fund C/O Evergreen Investment Services Inc. 200 Berkley Street 21st Floor — Fund Administration Boston, MA 02116	MA	N/A

GMO Strategic Opportunities Allocation Fund	South Carolina Retirement System 202 Arbor Lake Drive Columbia, SC 29223	SC	N/A

U.S. Growth Fund	National Financial Services LLC 200 Liberty Street One World Financial New York, NY 10281	DE	Fidelity Global Brokerage Group, Inc.

*	Asset Allocation International Bond Fund, World Opportunity Overlay Share Fund, and Emerging Domestic Opportunities Fund will commence operations on or following August 2, 2010, and, therefore, have not yet offered any shares for sale as of this date.
As a result, such shareholders may be deemed to “control” their respective series as such term is defined in the 1940 Act.
Shareholders should be aware that to the extent a shareholder’s investment in a Fund exceeds certain threshold amounts or percentages, the investment may constitute a reportable acquisition under the Hart-Scott-Rodino Act (“HSR”) and the shareholder may be required to make a corresponding filing under HSR. HSR regulations are complex and shareholders should consult their legal advisers about the precise HSR filing consequences of an investment in a Fund.
As of June 7, 2010, greater than 10% of the following Funds’ shares were held by accounts for which the Manager has investment discretion: Real Estate Fund, Core Plus Bond Fund,

International Bond Fund, Emerging Country Debt Fund, Inflation Indexed Plus Bond Fund, International Core Equity Fund, International Small Companies Fund, and Emerging Markets Fund. As of June 7, 2010, a significant portion of the following Funds’ shares were held by accounts for which the Manager has investment discretion: U.S. Core Equity Fund, Quality Fund, Global Bond Fund, Short-Duration Investment Fund, and International Intrinsic Value Fund. As of June 7, 2010 substantially all of the following Funds’ shares were held by accounts for which the Manager has investment discretion: U.S. Small/Mid Cap Value Fund, U.S. Small/Mid Cap Growth Fund, Domestic Bond Fund, Strategic Fixed Income Fund, Currency Hedged International Bond Fund, Short-Duration Collateral Fund, U.S. Treasury Fund, Asset Allocation Bond Fund, International Growth Equity Fund, Currency Hedged International Equity Fund, Taiwan Fund, Flexible Equities Fund, Strategic Opportunities Allocation Fund, Benchmark-Free Allocation Fund, and Alpha Only Fund.
MULTIPLE CLASSES AND MINIMUM INVESTMENTS
The Manager makes all decisions relating to aggregation of accounts for purposes of determining eligibility for a Fund or the various classes of shares offered by a Fund, as the case may be. When making decisions regarding whether accounts should be aggregated because they are part of a larger client relationship, the Manager considers several factors including, but not limited to, whether: the multiple accounts are for one or more subsidiaries of the same parent company; the multiple accounts have the same beneficial owner regardless of the legal form of ownership; the investment mandate is the same or substantially similar across the relationship; the asset allocation strategies are substantially similar across the relationship; GMO reports to the same investment board; the consultant is the same for the entire relationship; GMO services the relationship through a single GMO relationship manager; the relationships have substantially similar reporting requirements; and/or the relationship can be serviced from a single geographic location.
VOTING RIGHTS
Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and to vote by individual Fund (to the extent described below) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the 1940 Act, shares are voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects the interests of more than one Fund, then shareholders of the affected Funds are entitled to vote. Shareholders of one Fund are not entitled to vote on matters exclusively affecting another Fund including, without limitation, such matters as the adoption of or change in the investment objectives, policies, or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except for matters that affect only that class of shares and as otherwise required by law.
Normally the Trust does not hold meetings of shareholders to elect Trustees except in accordance with the 1940 Act (i) the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.
No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust’s name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate, or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.
SHAREHOLDER AND TRUSTEE LIABILITY
Under Massachusetts law, shareholders could, under some circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of that disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of a Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the disclaimer is inoperative and the Fund in which the shareholder holds shares is unable to meet its obligations.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except for any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Trustees and officers may not be indemnified against any liability to the Trust or the Trust shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS’ SHARES
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Tobacco-Free Core Fund as of June 2, 2010:

Name and Address	% Ownership
Council for World Mission IPALO House 32-34 Great Peter Street London, SWIP 2DB United Kingdom	85.1
Dana Hall School 45 Dana Rd. Wellesley, MA 02482	9.3
Periodic Partners I, LP Corporate Secretary P.O. Box 29550 San Francisco, CA 94129	5.5
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Real Estate Fund as of June 2, 2010:

Name and Address	% Ownership
Mac & Co. FBO Princeton P.O. Box 534005 Pittsburgh, PA 15253	78.3

Batterymarch Trust II C/O GMO LLC 40 Rowes Wharf Boston, MA 02110	18.4
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Tax-Managed U.S. Equities Fund as of June 2, 2010:

Name and Address	% Ownership
Smith, Vicars Investments, LLC 1 Boars Head Pointe Suite 150 Charlottesville, VA 22903	31.0

Name and Address	% Ownership
SEI Private Trust C/O Mellon Bank FBO Princeton One Freedom Valley Drive Oaks, PA 19456	28.6
Laurance Hoagland Jr., Susan Briggs & Murray B Dey TTEE, of the TR under the Will Flora L Hewlett 10/5/77 Los Trancos Management 545 MiddleField RD Suite 170 Menlo Park, CA 94025	11.5
John D Alexander Jr. 700 North St Mary’s Suite 1200 Groves Alexander Group LLC San Antonio, TX 78205	11.4
Richard B Cheney & Lynn V Cheney Trustees for the Cheney Living Trust Dated 05/03/77 3465 North Pines Way, 25192 Wilson, WY 83014	10.9
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class II Shares of International Intrinsic Value Fund as of June 2, 2010:

Name and Address	% Ownership
The Public School Retirement System of The School District of Kansas City, Missouri 4600 Paseo Blvd. Kansas City, MO 64110	10.6
Mt. Cuba Center, Inc. 100 West 10th Street, Suite 1109 Wilmington, DE 19801	6.4
Sisters of the Holy Cross Inc. 313 Bertrand Hall Saint Marys Notre Dame, IN 46556	5.6
Sisters of Mercy of North Carolina Foundation Inc. 2115 Rexford Road, Suite 401 Charlotte, NC 28211	5.4
Mac & Co. FBO Jewish Community Foundation P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	5.3

Name and Address	% Ownership
SEI Private Trust Company FBO M&T Bank One Freedom Valley Drive Oaks, PA 19456	5.3
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of International Intrinsic Value Fund as of June 2, 2010:

Name and Address	% Ownership
Goldman Sachs & Co Profit Sharing Trust C/O State Street Bank and Trust 180 Maiden Lane 24th Floor New York, NY 10038	8.5
Charles Schwab & Co Inc Special Custody Account for Exclusive Benefit of Customers 101 Montgomery Street San Francisco, CA 94104	6.7
Milwaukee County Employees Retirement System Mellon Trust 135 Santilli Highway Mail Zone 0260033 Everett, MA 02149	5.1
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class IV Shares of International Intrinsic Value Fund as of June 2, 2010:

Name and Address	% Ownership
GMO Alpha Only Fund C/O Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109	14.1
GMO International Equity Allocation Fund C/O GMO LLC 40 Rowes Wharf Boston, MA 02110	12.7
GMO Strategic Opportunities Allocation Fund C/O GMO LLC 40 Rowes Warf Boston, MA 02110	10.7

Name and Address	% Ownership
GMO International Opportunities Equity Allocation Fund C/O GMO LLC 40 Rowes Wharf Boston, MA 02110	10.6
Asset Allocation Trust C/O Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116	9.1
GMO World Opportunities Equity Allocation Fund C/O GMO LLC 40 Rowes Wharf Boston, MA 02110	8
Contra Costa County Employees Retirement Association 1355 Willow Way Suite 221 Concord, CA 94520	7.4
Workers Compensation Board of Nova Scotia 5668 South Street Halifax, Nova Scotia, B3J2Y2, Canada	5.5
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Alpha Only Fund as of June 2, 2010:

Name and Address	% Ownership
Stichting Pensioenfonds Atos Origin Papendorpseweg 93 3528 BJ Utrecht Netherlands	22.3
MutualBank 11711 North Meridian St., Suite 170 Carmel, IN 46032	17.6
Maximilian E & Marion O Hoffman Foundation 970 Farmington Ave Suite 203 West Hartford, CT 06107	12.7
Emerson Electric Company Retirement Master Trust 8000 W Florissant Ave P.O. Box 4100 Saint Louis MO, 63136	11.2
Northern Trust Company as Custodian for the William and Mary Investment Trust P.O. Box 92956 Chicago, IL 60675	6.3

Name and Address	% Ownership
Stupski Foundation 101 2nd Street Suite 1100 San Francisco, CA 94105	6.2
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class IV Shares of Alpha Only Fund as of June 2, 2010:

Name and Address	% Ownership
Asset Allocation Trust C/O Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116	38.2
GMO Global Balanced Asset Allocation Fund C/O GMO LLC 40 Rowes Wharf Boston, MA 02210	24.1
GMO Benchmark Free Allocation Fund C/O GMO LLC 40 Rowes Wharf Boston, MA 02110	20.9
GMO Strategic Opportunities Allocation Fund C/O GMO LLC 40 Rowes Wharf Boston, MA 02110	7.3
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class II Shares of Foreign Fund as of June 2, 2010:

Name and Address	% Ownership
The American University in Cairo 420 Fifth Avenue, 3rd Floor New York, New York 10018	6.0

North Bend Limited JP Morgan Trust Company (Bahamas) Ltd. P.O. Box N 4899 Nassau, Bahamas	5.3

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Foreign Fund as of June 2, 2010:

Name and Address	% Ownership
The J Paul Getty Trust 1200 Getty Center Drive, Suite 400 Los Angeles, CA 90049	7.2

Northern Trust as Custodian FBO Annenburg Foundation P.O. Box 92956 Chicago, IL 60675	5.2
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class IV Shares of Foreign Fund as of June 2, 2010:

Nebraska Investment Council 941 “O” Street, Suite 500 Lincoln, NE 68508	28.9
Hershey Trust Company Trustee for Milton Hershey School P.O. Box 445 100 Mansion Road East Hershey, PA 17033	22.3
Gordon E. and Betty I. Moore Foundation Foreign Fund One Letterman Drive, Building C Suite 320 San Francisco, CA 94129	15.8
The Glenmede Trust Company as TTEE of the PEW Memorial Trust 1650 Market Street, Suite 1200 Philadelphia, PA 19103	5.6
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Foreign Small Companies Fund as of June 2, 2010:

Name and Address	% Ownership
Caisse de Retraite D’Hydro Quebec 75 Rene-Levesque Blvd. West, 5th Floor Montreal, Quebec, H2Z 1A4 Canada	32.8
San Diego City Employees’ Retirement System 401 A Street, Suite 400 San Diego, CA 92101	24.2

Name and Address	% Ownership
Merck & Co. Inc. Master Retirement Trust One Merck Drive Whitehouse Station, NJ 08889	22.9
Baylor University 1311 South 5th Street P.O. Box 97030 Waco, TX 76798	7.1
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class IV Shares of Foreign Small Companies Fund as of June 2, 2010:

Name and Address	% Ownership
The Glenmede Trust Company as TTEE of the PEW Freedom Trust 1650 Market Street, Suite 1200 Philadelphia, PA 19103	32
Mac & Co. F.B.O. Verizon — FORS P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	30.5
Northern Trust Company as Trustee FBO FMC Technologies Inc. Master Retirement Trust P.O. Box 92956 Chicago, IL 60675	9.6
Mac & Co. FBO FMC Corporation P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	7.7
The Glenmede Trust Company as TTEE J Howard PEW Freedom Trust 1650 Market Street, Suite 1200 Philadelphia, PA 19103	6.6

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of International Small Companies Fund as of June 2, 2010:

Name and Address	% Ownership
Asset Allocation Trust Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116	10.2
Utah State Retirement Investment Fund 540 East 200 South Salt Lake City, UT 84102	10.0
GMO Benchmark Free Allocation Fund C/O GMO LLC 40 Rowes Wharf Boston, MA 02110	8.8
Milwaukee County Employees Retirement System C/O Mellon Trust 135 Santilli Highway Mail Zone 0260033 Everett, MA 02149	8.0
Anne Arundel County Retirement & Pension Systems 44 Calvert Street Annapolis, MD 21401	5.6
Meadwestvaco Corporation Master Retirement Trust 299 Park Avenue New York, NY 10171	5.5
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Emerging Markets Fund as of June 2, 2010:

Name and Address	% Ownership
Washington University 7425 Forsyth Boulevard Campus Box 1047 St. Louis, MO 63105	9.5
The William and Flora Hewlett Foundation 2121 Sand Hill Road Menlo Park, CA 94025	8.5
Trustees of the Estate of Bernice Pauahi Bishop 567 South King Street, Suite 200 Honolulu, HI 96813	7.1

Name and Address	% Ownership
Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	6.7
The Northern Trust Company as Trustee for the Gannett Retirement Plan Master Trust 7950 Jones Branch Drive McLean, Va 22107	6.5
The Northern Trust Company Custodian FBO Northwestern University P.O. Box 92956 Chicago, IL 60675	6.3
BASF Corporation 100 Campus Drive, Mail Stop F-413 Florham Park, NJ 07932	6.3
John Hancock Financial Services Inc. Pension Plan C/O State Street Bank and Trust Co. 2 Avenue de Lafayette, MS LCC2 Boston, MA 02111	6.1
Investure Emerging Markets Fund, LP 126 Garrett St., Suite J Charlottesville, VA 22902	5.6
Doris Duke Foundation 650 Fifth Avenue 19th Floor New York, NY 10019	5.4
Princeton University TR P.O. Box 35 Princeton, NJ 08544	5.1
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class IV Shares of Emerging Markets Fund as of June 2, 2010:

Name and Address	% Ownership
Leland Stanford Junior University C/O Stanford Management Company 2770 Sand Hill Road Menlo Park, CA 94025	12.3
International Paper Retirement Plans Master Trust 400 Atlantic Street Stamford, CT 06921	11.4

Name and Address	% Ownership
Missouri State Employees Retirement System 907 Wildwood Drive P.O. Box 209 Jefferson City, MO 65102	9.1
Northern Trust Global Advisors Inc. As Named Fiduciary of the Central States Southeast and Southwest Areas Pension Plan 300 Atlantic Street Suite 400 Stamford, CT 06901	8.6
SEI Private Trust FBO Searle Family One Freedom Valley Drive Oaks, PA 19456	7.5
Wyeth Retirement Plan United States 5 Giralda Farms Madison, NJ 07940	6.1
The Church Pension Fund 445 Fifth Avenue New York, NY 10016	5.4
Gothic Corporation Dumac, LLC 406 Blackwell Street, Suite 300 Durham, NC 27701	5.1
Harvard Master Trust C/O Harvard Management Company 600 Atlantic Ave. Boston, MA 02210	5.1
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class V Shares of Emerging Markets Fund as of June 2, 2010:

Name and Address	% Ownership
The Regents of the University of California 1111 Broadway Suite 1400 Oakland, CA 94607	31.7
The Northern Trust Company As Trustee FBO Mayo Foundation P.O. Box 92956 Chicago, IL 60675	18.7

Name and Address	% Ownership
Mac & Co. FBO Makena Cap Holding P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	15.1
Ontario Power Generation Inc. 700 University Avenue 18th Floor Treasury Toronto, Ontario, M5G 1X6, Canada	10.6
Ontario Power Generation Inc. 700 University Avenue 18th Floor Treasury Toronto, Ontario, M5G 1X6, Canada	9.3
The Northern Trust Company As Trustee FBO Mayo Foundation P.O. Box 92956 Chicago, IL 60675	8.7
Maine Public Employees Retirement System 46 State House Station Augusta, ME 04333	5.9
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class VI Shares of Emerging Markets Fund as of June 2, 2010:

Name and Address	% Ownership
Virginia Retirement System P.O. Box 2500 Richmond, VA 23218	20.0
Asset Allocation Trust C/O Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor — Fund Administration Boston, MA 02116	19.1
Washington State Investment Board P.O. Box 40916 2100 Evergreen Park Dr. SW Olympia, WA 98504	10.7
GMO Emerging Markets Trust Level 12, 1, Alfred Street Sydney, NSW 2000, Australia	9.3

Name and Address	% Ownership
State Street Bank and Trust TTEE for the Northrop Grumman Pension Master TR. Lafayette Corporate Center 2 Avenue de Lafayette Boston, MA 02111	7.1
GMO Global Balanced Asset Allocation Fund C/O GMO LLC 40 Rowes Wharf Boston, MA 02110	7.0
GMO International Equity Allocation Fund C/O GMO LLC 40 Rowes Wharf Boston, MA 02110	5.7
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Emerging Countries Fund as of June 2, 2010:

Name and Address	% Ownership
Fidelity Investments Institutional Operations Company (FIIOC) as Agent for Certain Employee Benefit Plans 100 Magellan Way (KW1C) Covington, KY 41015	28.7
Trust Company of Illinois 1901 Butterfield Road, Suite 1000 Downers Grove, IL 60515	19.7
Wells Fargo Bank NA FBO NPPD Emerging Markets Fund P.O. Box 1533 733 Marquette Ave. Minneapolis, MN 55480	10.8
Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	7.1
Amelia Peabody Foundation One Hollis Street, Suite 215 Wellesley, MA 02482	5.4
Trust Company of Illinois 1901 Butterfield Road, Suite 1000 Downers Grove, IL 60515	5.2

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Tax-Managed International Equities Fund as of June 2, 2010:

Name and Address	% Ownership
Hugheson Limited 1200 McGill College Avenue, Suite 1720 Montreal, Quebec, H3B 4G7 Canada	10.4
Northern Trust Company FBO The Cheyne Walk Trust P.O. Box 92956 Chicago, IL 60675	10.1
FCM International C/O Family Capital Management, LLC 2181 New Market Parkway, SE Marietta, GA 30067	7.3
The Northern Trust TR C/O Mars Benefit Trust P.O. Box 92956 Chicago, IL 60675	7.2
Dumaines 201 Devonshire Street 4th Floor Boston, MA 02110	5.0
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Domestic Bond Fund as of June 2, 2010:

Name and Address	% Ownership
Teachers Retirement System of the City of New York 55 Water Street 16th Floor New York, NY 10041	71.7
Maine Public Employees Retirement System 46 State House Station Augusta, ME 04333	7.9
Municipal Fire & Police Retirement System of Iowa 7155 Lake Drive, Suite 201 West Des Moines, IA 50266	7.8
The Retirement Plan for Employees of Millipore Corporation 290 Concord Road Billerica, MA 01821	7.5

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class VI Shares of Domestic Bond Fund as of June 2, 2010:

Name and Address	% Ownership
Asset Allocation Trust C/O Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116	56.8
GMO Global Balanced Asset Allocation Fund C/O GMO LLC 40 Rowes Wharf Boston, MA 02110	25.0
GMO Strategic Opportunities Allocation Fund C/O GMO LLC 40 Rowes Wharf Boston, MA 02110	6.2
State Street Bank & Trust Company TTEE FBO Northrop Grumman Defined Contribution Plans Master Trust 105 Rosemont Road Westwood, MA 02090	5.9
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Core Plus Bond Fund as of June 2, 2010:

Name and Address	% Ownership
Kansas City, Missouri Employees’ Retirement System City Hall, 414 E. 12th Street 12th Floor Kansas City, MO 64106	77.2
Wells Fargo Bank N.A. FBO Mccune Foundation P.O. Box 1533 Minneapolis, MN 55480	15.4
Patrick and Anna M. Cudahy Fund C/O Godfrey & Kahn SC 780 North Water Street Milwaukee, WI 53202	5.1

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class IV Shares of Core Plus Bond Fund as of June 2, 2010:

Name and Address	% Ownership
State Street Bank & Trust Co. as TTEE For GMAM Group Pension Trust II State Street Bank and Trust Company Two Avenue De Lafayette Boston, MA 02111	33.8
The Northern Trust Company As Trustee FBO Mayo Foundation P.O. Box 92956 Chicago, IL 60675	26.8
Teachers’ Retirement System of The City of New York 55 Water Street 16th Floor New York, NY 10041	20.7
The Northern Trust Company As Trustee FBO Mayo Foundation P.O. Box 92956 Chicago, IL 60675	12.3
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of International Bond Fund as of June 2, 2010:

Name and Address	% Ownership
University of Southern California 840 Childs Way BKS 402 Los Angeles, CA 90089	31.9
Mars Pension Trustees LTD Discretionary Mandate 30 Dundee Road Slough, Berkshire, SL14G United Kingdom	24.0
Maine Public Employee Retirement System 46 State House Station Augusta, ME 04333	10.2
Stitching MasterFoods Pension Plan Discretionary Mandate Taylorweg 5 5466 AE Veghel Netherlands	7.9

Name and Address	% Ownership
Wells Fargo Bank NA FBO U of A FDN P.O. Box 1533 733 Marquette Avenue 5th Floor Minneapolis, MN 55480	7.3
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Global Bond Fund as of June 2, 2010:

Name and Address	% Ownership
Mars Pension Trustees LTD Discretionary Mandate 30 Dundee Road Slough, Berkshire, SL14G United Kingdom	35.9
General Retirement System of the City of Detroit 2 Woodward Avenue Suite 908 Detroit, MI 48226	22.0
Stichting Masterfoods Pension Funds Discretionary Mandate Taylorweg 5 5466 AV Veghel Netherlands	11.6
The RET TR Fund of Lifeway Christian Resources of the Southern Baptist Convention One Lifeway Plaza Nashville, TN 37234	6.3
Mac & Co FBO Silicon Valley 525 William Penn Place P.O. Box 3198 Pittsburgh, PA 15230	6.0
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Emerging Country Debt Fund as of June 2, 2010:

Name and Address	% Ownership
CIBC Mellon Trust Company – The Trustee of CN General Master Trust Fund 320 Bay Street Ground Floor Toronto, Ontario, Canada, M5H 4A6	18.0

Name and Address	% Ownership
JP Morgan Nominees Australia Limited Level 3 63 Pirie Street Adelaide, SA 5000 Australia	15.2
Embarq Master Retirement Trust C/O The Northern Trust Company Attn: Rosemary Pleasants 50 Lasalle St. Chicago, IL 60603	14.7
University of Southern California 840 Childs Way Los Angeles, CA 90089	13.9
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class IV Shares of Emerging Country Debt Fund as of June 2, 2010:

Name and Address	% Ownership
State Street Bank & Trust Co. as TTEE For GMAM Group Pension Trust II State Street Bank and Trust Company Two Avenue De Lafayette Boston, MA 02111	26.9
San Francisco City & County Retirement System 30 Van Ness Avenue, Suite 3000 San Francisco, CA 94102	22.8
State of Wisconsin Investment Board (SWIB) Core Trust Fund P.O. Box 7842 Madison, WI 53707	19.3
Asset Allocation Trust C/O Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116	5.9
Praxair Pension Plan 39 Old Ridebury Road Danbury, CT 06810	5.8
GMO Strategic Fixed Income C/O GMO LLC 40 Rowes Warf Boston, MA 02110	5.2

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Short-Duration Investment Fund as of June 2, 2010:

Name and Address	% Ownership
GMO Global Balanced Asset Allocation Fund C/O GMO LLC 40 Rowes Wharf Boston, MA 02110	43.8
Holstein Association USA Inc C/O 1 Holstein Place P.O. Box 808 Brattleboro, VT 05302	15.0
Sam Wilderman & Beatrice Wilderman C/O GMO LLC 40 Rowes Wharf Boston, MA 02110	8.4
State Street Bank & Trust Company As Trustee for The Northrop Grumman Defined Contribution Plans Master Trust 105 Rosemont Road Westwood, MA 02090	7.2
Trinity Church The City of Boston General Trust Fund 206 Clarendon Street Boston, MA 02116	5.6
Protestant Episcopal Cathedral Foundation/ Beauvoir Mount Saint Alban Washington, DC 20016	5.0
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Inflation Indexed Plus Bond Fund as of June 2, 2010:

Name and Address	% Ownership
Mayo Foundation Retirement Trust 200 First Street SW Rochester, MN 55905	88.4

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class VI Shares of Inflation Indexed Plus Bond Fund as of June 2, 2010:

Name and Address	% Ownership
Asset Allocation Trust C/O Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116	43.5
Mac & Co. FBO Bell Atlantic Master Trust 525 William Penn Place P.O. Box 3198 Pittsburgh, PA 15230	28.7
GMO Global Balanced Asset Allocation Fund C/O GMO LLC 40 Rowes Wharf Boston, MA 02110	10.7
GMO Strategic Opportunities Allocation Fund C/O GMO LLC 40 Rowes Wharf Boston, MA 02110	9.9
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Currency Hedged International Equity Fund as of June 2, 2010:

Name and Address	% Ownership
GMO Benchmark Free Allocation Fund C/O GMO LLC 40 Rowes Wharf Boston, MA 02110	57.9
State Street Bank & Trust Co. as TTEE For GMAM Group Pension Trust II State Street Bank and Trust Company Two Avenue De Lafayette Boston, MA 02111	31.0
Northern Trust as Trustee FBO Lockheed Martin Corp Master Trust Retirement TR P.O. Box 92956 Chicago, IL 60675	5.2

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of International Equity Allocation Fund as of June 2, 2010:

Name and Address	% Ownership
Mac & Co. FBO Metro Government of Nashville & Davidson County P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	9.1
Houston Endowment Inc. 600 Travis Suite 6400 Houston, TX 77002	8.9
Saskatchewan Telecommunications Pension Plan 2121 Saskatchewan Drive, 6th Floor Regina, Saskatchewan, S4P 3Y2, Canada	7.3
International Equity General Partnership II of The Rotary Foundation of Rotary International and Rotary International One Rotary Center 1560 Sherman Ave Evanston, IL 60201	6.5
Texas Christian University TCU Box 297055 Fort Worth, TX 76129	6.1
Hartford Hospital 80 Seymour Street P.O. Box 5037 Hartford, CT 06102	5.1
Wells Fargo Bank NA FBO Gerdau Ameristeel Master Trust GMO P.O. Box 1533 Minneapolis, MN 55480	5.0
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Global Balanced Asset Allocation Fund as of June 2, 2010:

Name and Address	% Ownership
The Boeing Company Employee Retirement Plans Master Trust 100 N. Riverside Plaza Chicago, IL 60606	15.3

Name and Address	% Ownership
Mac & Co. FBO Highmark P.O. Box 3198 525 William Penn Place Pittsburgh, PA	5.6
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Benchmark-Free Allocation Fund as of June 2, 2010:

Name and Address	% Ownership
Screen Actors Guild Producers Pension Plan 3601 West Olive Avenue 2nd Floor Burbank, CA 91505	11.2
The Northern Trust Company on Behalf of The Motion Picture Industry Pension Plan Account Plan, Public and Taft Hartley Plans 50 South LaSalle Street Chicago, IL 60675	10.3
The Northern Trust Company on Behalf of The Motion Picture Industry Individual Account Plan Public & Taft Hartley Plans 50 South LaSalle Street Chicago, IL 60675	7.5
The Ministers and Missionaries Benefit Board of American Baptist Churches 475 Riverside Drive Suite 1700 New York, NY 10115	7.5
The Northern Trust Company As Trustee FBO Olin Pension Plans Master Retirement Trust P.O. Box 92956 Chicago, IL 60675	7.5
JP Morgan Chase as directed Trustee for the News America Incorporated Master Trust GAAR 1 Chase Manhattan Plaza 19th Floor New York, NY 10005	5.8

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class IV Shares of Quality Fund as of June 2, 2010:

Name and Address	% Ownership
INTEL Corporation Retirement Plans Master Trust Intel Corporation 2200 Mission College Blvd. Santa Clara, CA 95054	12.0
Chase Nominees Limited P.O. Box 18171 Londonwall, London EC2Y 5AJ United Kingdom	8.6
SEI Private Trust FBO Searle Family C/O Harris Bank One Freedom Valley Drive Oak, PA 19456	7.8
Mac & Co. FBO 2006 Barron Hilton Trust P.O. Box 3198 525 Williams Penn Place Pittsburgh, PA 15230	6.5
Mac & Co. FBO William Barron Hilton Trust P.O. Box 3198 525 Williams Penn Place Pittsburgh, PA 15230	6.5
Mac & Co. FBO Raytheon Master Pension Trust P.O. Box 3198 525 Williams Penn Place Pittsburgh, PA 15230	5.7
Terrebonne Investments LP 201 Main Street, Suite 1000 Fort Worth, TX 76102	5.3
Municipal Fire and Police Retirement System of Iowa 7155 Lake Drive, Suite 201 West Des Moines, IA 50266	5.2
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class V Shares of Quality Fund as of June 2, 2010:

Name and Address	% Ownership
Teachers’ Retirement System of the City of New York 55 Water Street, 16th Floor New York, NY 10041	35.1

Name and Address	% Ownership
Maine Public Employees Retirement System 46 State House Station Augusta, ME 04333	31.3
Pictet & Cie FBO Djursholm Investments 60 Route Des Acacias 1211Geneva 73/Switzerland	13.6
Pictet & Cie FBO Ingelstorp Investments 60 Route Des Acacias 1211Geneva 73/Switzerland	10.4
Pictet & Cie FBO HOV Investments 60 Route Des Acacias 1211Geneva 73/Switzerland	8.8
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class VI Shares of Quality Fund as of June 2, 2010:

Name and Address	% Ownership
Asset Allocation Trust C/O Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116	27.6
GMO Global Balanced Asset Allocation Fund C/O GMO LLC 40 Rowes Wharf Boston, MA 02110	10.2
GMO Strategic Opportunities Allocation Fund C/O GMO LLC 40 Rowes Wharf Boston, MA 02110	7.5
GMO Benchmark Free Allocation Fund C/O GMO LLC 40 Rowes Wharf Boston, MA 02110	6.2
Brown Brothers Harriman & Co. FBO GMO Alpha Only Fund 40 Water Street. Boston, MA 02109	6.2
Virginia Retirement System P.O. Box 2500 Richmond, VA 23218	5.9

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of U.S. Equity Allocation Fund as of June 2, 2010:

Name and Address	% Ownership
The Northern Trust Company Trustee FBO Newpage Corporation P.O. Box 92956 Chicago, IL 60675	28.5
The Board of Trustees of the University of Illinois 247 Henry Administration Building 506 South Wright Street Urbana, IL 61801	22.9
The Retirement Plan for Employees of Millipore Corporation 290 Concord Road Billerica, MA 01821	22.6
Regime De Retraite Des Employees Et Employes De La Ville De Sherbrooke 145 Wellington Nord Sherbrooke Quebec, J1H 5C1, Canada	6.1
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Developed World Stock Fund as of June 2, 2010:

Name and Address	% Ownership
Irving Oil Limited Master Trust 10 Sydney Street P.O. Box 1421 Saint John, New Brunswick, E2L4K1	23.5
DOW UK Pension Trustees Limited Diamond House, Lotus Park, Kingsbury Crescent Staines, TW18 3AG, UK	20.1
Lexmark Retirement Growth Account Plan 740 West New Circle Road Lexington, KY 40550	15.9
Pension Plan for Clergy and Lay Workers of the Evangelical Lutheran Church In Canada Member Accumulation Account 302-393 Portage Ave. Winnipeg Manitoba, Canada R3B 3H6	12.4
Calgary Olympic Development Association 85 Canada Olympic Road SW Calgary, Alberta, Canada, T3B5RS	12.1

Name and Address	% Ownership
Sisters of St. Joseph of Peace St. Joseph Province Shalom Center 399 Hudson Terrance Englewood Cliffs, NJ 07632	6.1
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class IV Shares of Developed World Stock Fund as of June 2, 2010:

Name and Address	% Ownership
Dow Employees Pension Plan 1320 Waldo Avenue Dorinco 100 Midland, MI 48642	71.7

Union Carbide Employees Pension Plan 1320 Waldo Avenue Dorinco 100 Midland, MI 48642	28.3
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Strategic Opportunities Allocation Fund as of June 2, 2010:

Name and Address	% Ownership
South Carolina Retirement System 202 Arbor Lake Drive Columbia, SC 29223	25.4
Abbott Laboratories Annuity Ret TR C/O The Northern Trust Co. James Falotico P.O. Box 92956 Chicago, IL 60607	12.4
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of U.S. Core Equity Fund as of June 2, 2010:

Name and Address	% Ownership
The Northern Trust Company, Trustee of The Aerospace Corporation Employees Retirement Plan Trust P.O. Box 92956 Chicago, IL 60675	13.1

Name and Address	% Ownership
Minnesota Mutual Life Insurance Company C/O Securian Financial Group 400 Robert Street North A6-4105 St. Paul, MN 55101	7.4
Olinvest OMG Inc. C/O Gros & Waltenspuhl 9 Rue Beauregard CH 1204 Geneva, Switzerland	6.3
Fidelity Investments Institutional Operations Company (FIIOC) As Agent for Certain Employee Benefit Plans 100 Magellan Way (KW1C) Covington, KY 41015	5.7
Corning Retirement Master Trust C/O Corning Inc. One Riverfront Plaza HQ-E2 Corning, NY 14831	5.6
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class IV Shares of U.S. Core Equity Fund as of June 2, 2010:

Name and Address	% Ownership
Mac & Co. P.O. Box 3198 Pittsburgh, PA 15230	30.3
Maine Public Employees Retirement System 46 State House Station Augusta, ME 04333	21.4
Teachers’ Retirement System of the City of New York 55 Water Street 16th Floor New York, NY 10041	12.7
Mac & Co. FBO EOG Union Welfare Trust P.O. Box 3198 Pittsburgh, PA 15230	8.7
Mac & Co. FBO CNG Transmission Co. Union Veba P.O. Box 3198 Pittsburgh, PA 15230	6.7
Screen Actors Guild-Producers Pension Plan 3601 West Olive Avenue 2nd Floor Burbank, CA 91505	6.1

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class VI Shares of U.S. Core Equity Fund as of June 2, 2010:

Name and Address	% Ownership
NRECA	39.2
4301 Wilson Boulevard Arlington, VA 22203

Brown Brothers Harriman & Co FBO GMO Alpha Only Fund	25.3
40 Water Street Boston, MA 02109

GMO World Opportunities Equity Allocation Fund	15.3
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO Strategic Opportunities Allocation Fund	7.0
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO U.S. Equity Allocation Fund	5.5
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of U.S. Small Mid Cap Value Fund as of June 2, 2010:

Name and Address	% Ownership
Maine Public Employees Retirement System	52.9
46 State House Station Augusta, ME 04333

World Wildlife Fund Inc.	11.3
1250 24th Street NW Washington, DC 20037

GMO U.S. Equity Allocation Fund	10.5
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Surdina Foundation Inc.	8.4
330 Madison Ave. 30th FL New York, NY 10017

Name and Address	% Ownership
Mac & Co FBO Princeton	7.3
P.O. Box 534005 Pittsburgh, PA 15253
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of U.S. Small Mid Cap Growth Fund as of June 2, 2010:

Name and Address	% Ownership
Maine Public Employees Retirement System	56.3
46 State House Station Augusta, ME 04333

GMO U.S. Equity Allocation Fund	10.8
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

World Wildlife Fund Inc.	10.5
1250 24th Street NW Washington, DC 20037

Surdina Foundation Inc.	9.6
330 Madison Ave. 30th Floor New York, NY 10017

Mac & Co FBO Princeton	9.0
P.O. Box 534005 Pittsburgh, PA 15253
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of U.S. Growth Fund as of June 2, 2010:

Name and Address	% Ownership
Quality Vision International Inc.	64.0
850 Hudson Ave. Rochester, NY 14621

The Rockfall Foundation	24.7
DE Koven House 27 Washington St. Middleton, CT 06457

     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of U.S. Intrinsic Value Fund as of June 2, 2010:

Name and Address	% Ownership
Hopke Partnership	97.9
7422 Hampden Lane Bethesda, MD 20814
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of International Core Equity Fund as of June 2, 2010:

Name and Address	% Ownership
Minnesota Mutual Life Insurance Company	20.3
C/O Securian Financial Group 400 Robert Street North A6- 4105 St. Paul, MN 55101

The Paul Hamlyn Foundation	12.6
18 Queen Annes Gate London SWIH 9AA

Patterson and Co. FBO American Express Retirement Plan	10.8
1525 West WT Harris Blvd. Charlotte, NC 28288

Pace Industry Union — Management Pension Fund	9.4
3320 Perimeter Hill Drive Nashville, TN 37211

State Street Bank and Trust Co. FBO Invensys Master	7.8
Retirement Trust 100 Plaza One Jersey City, NJ 07311

The Hershey Foods Corporation Master Retirement Trust	6.1
100 Crystal A Drive Hershey, PA 17033
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class IV Shares of International Core Equity Fund as of June 2, 2010:

Name and Address	% Ownership
Wells Fargo Bank, NA FBO WFC CBP	18.7
P.O. Box 1533 Minneapolis, MN 55480

Name and Address	% Ownership
BB&T Corporation Pension Plan	17.9
223 W Nash Street 3rd Floor Wilson, NC 27893

UMWA 1974 Pension Trust	15.1
2121 K Street NW, Suite 350 Washington, DC 20037

Praxair Pension Plan	12.6
39 Old Ridebury Road Danbury, CT 06810

Teachers Retirement System of the City of New York	10.4
55 Water Street 16th Floor New York, NY 10041

MGI International Equity Fund	8.3
161 Bay Street, Suite 1800 Toronto, Ontario, M5J 2S5, Canada

Maine Public Employees Retirement System	6.3
46 State House Station Augusta, ME 04333

Retirement Plan of Praxair Canada Inc.	5.9
1 City Center Drive, Suite 1200 Mississauga, ON, L5B 1M2 Canada
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class VI Shares of International Core Equity Fund as of June 2, 2010:

Name and Address	% Ownership
Asset Allocation Trust	44.2
Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116

GMO Global Balanced Asset Allocation Fund	14.5
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Mac & Co. FBO Siemens Corp	7.1
P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230

GMO Global Equity Allocation Fund	7.1
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Name and Address	% Ownership
Mac & CO FBO Siemens Corp	6.5
P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230

Northern Trust Co. TTEE FBO COM ED	6.5
Pooled Fund Directed Retirement TR P.O. Box 92956 Chicago, IL 60607
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Strategic Fixed Income Fund as of June 2, 2010:

Name and Address	% Ownership
Northern Trust as Trustee FBO Lockheed	39.1
Martin Corp Master Retirement TR AC 22-10561 P.O. Box 92956 Chicago, IL 60675

The Edna McConnell Clark Foundation	23.3
Director of Finance 415 Madison Ave. 10th Floor New York, NY 10017

Stichting Pensioenfonds Atos Origin	11.0
Papendorpseweg 93 3528 BJ Utrecht Netherlands

Municipal Fire and Police Retirement System of Iowa	7.4
7155 Lake Drive, Suite 201 West Des Moines, IA 50266

Maximilian E & Marion O Hoffman Foundation	6.0
970 Farmington Ave, Suite 203 West Hartford, CT 06107
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class VI Shares of Strategic Fixed Income Fund as of June 2, 2010:

Name and Address	% Ownership
Asset Allocation Trust	56.6
C/O Evergreen Investment Services 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116

Name and Address	% Ownership
GMO Global Balanced Asset Allocation Fund	12.4
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO Benchmark Free Allocation Fund	11.8
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Mac & Co. FBO Bell Atlantic Master Trust Verizon SFIF	8.5
P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of International Growth Equity Fund as of June 2, 2010:

Name and Address	% Ownership
The Oregon Community Foundation	7.5
1221 SW Yamhill #100 Portland, OR 97205

Mellon Trust of New England NA as TTE	6.9
FBO Ameren Master Retirement Trust 135 Santilli Highway Everett, MA 02149
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class IV Shares of International Growth Equity Fund as of June 2, 2010:

Name and Address	% Ownership
Brown Brothers Harriman & Co. FBO GMO Alpha Only Fund	17.5
40 Water Street Boston, MA 02109

GMO International Equity Allocation Fund	15.7
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO Strategic Opportunities Allocation Fund	13.4
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Name and Address	% Ownership
GMO International Opportunities Equity Allocation Fund	13.2
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Asset Allocation Trust	11.7
C/O Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116

GMO World Opportunities Equity Allocation Fund	9.9
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO Global Balanced Asset Allocation Fund	5.4
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of International Opportunities Equity Allocation Fund as of June 2, 2010:

Name and Address	% Ownership
McMaster University Master Trust	12.3
1280 Main Street W. Hamilton, Ontario L8S 4L8 Canada

Mac & Co. FBO Lehigh Valley Hospital —Non-Pension Trust	12.0
P.O. Box 3198, 525 William Penn Place Pittsburgh, PA 15230

Wells Fargo Bank N.A. FBO	10.2
The Farm Credit Fund Retirement Group TR 608 2nd Avenue South Street Minneapolis, MN 55479

Yale-New Haven Health System Investment Trust	9.1
20 York Street. New Haven, CT 06504

Mac & Co. FBO Lehigh Valley Hospital —Pension	7.9
P.O. Box 3198, 525 William Penn Place Pittsburgh, PA 15230

Merced County Employees’ Retirement Association	5.9
3199 M Street Merced, CA 95348

Name and Address	% Ownership
Horizon Healthcare Services Inc. D/B/A	5.8
Horizon BCBS of New Jersey Management Employees Retirement Fund 3 Penn Plaza East Newark, NJ 07105
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Global Equity Allocation Fund as of June 2, 2010:

Name and Address	% Ownership
Perimeter Institute	9.7
31 Caroline Street North Waterloo, Ontario, N2L 2Y5, Canada

Trustees of the Cope 378/ ICBC Pension Plan	9.5
151 West Esplanade Avenue North Vancouver, BC V7M 3H9 Canada

Fidelity Management Trust Company as	8.7
Trustee for Chevron Phillips Chemical, LP 82 Devonshire Boston, MA 02109

Zurich American Insurance Company Master Retirement Trust	7.1
1400 American Lane Schaumburg, IL 60196

SEI Private Trust Company	7.0
C/O Mellon Bank One Freedom Valley Drive Oaks, PA 19456
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Short-Duration Collateral Share Fund as of June 2, 2010:

Name and Address	% Ownership
Thomas F. Cooper	42.6
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

William L. Nemerever	29.9
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Name and Address	% Ownership
R. Jeremy Grantham	11.6
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of U.S. Treasury Fund as of June 2, 2010:

Name and Address	% Ownership
GMO Special Situations Fund	51.3
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Brown Brothers Harriman & Co. FBO GMO Alpha Only Fund	12.2
40 Water Street Boston, MA 02109

GMO Emerging Markets Fund	10.0
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO Core Plus Bond Fund	9.6
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of World Opportunity Equity Allocation Fund as of June 2, 2010:

Name and Address	% Ownership
JP Morgan as directed TTEE FBO Ernst & Young Defined	10.0
Benefit Ret. PL Trust C/O JP Morgan 4 New York Plaza New York, NY 10004

Orange Country Employees Retirement System	9.3
2223 Wellington Avenue Santa Ana, CA 92701

Lehigh University Endowment Fund	7.8
27 Memorial Drive W. Bethlehem, PA 18015

Name and Address	% Ownership
Motion Picture Industry	7.1
Individual Account Plan Motion Picture Industry Pension & Health 11365 Ventura Boulevard Studio City, CA 91604

Stichting Bedrijfstakpensoenfonds	6.6
Voor de Suikerverwerkende Industrie Molenwerf- 2-8 1014AG Amsterdam Netherlands

Virginia Hospital Center Arlington Health System	5.2
1701 N George Mason Drive Arlington, VA 22205

Vancouver Foundation	5.0
Ste 1200, 555 W Hastings St. Box 12132 Harbour Centre, Vancouver, BC V6B 4N6 Canada
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Currency Hedged International Bond Fund as of June 2, 2010:

Name and Address	% Ownership
State Street Bank & Trust Co. as TTEE	52.0
FBO GMAM Group Pension Trust II State Street Bank and Trust Company Two Avenue De Lafayette Boston, MA 02111

Teachers Retirement System of New York City	47.8
55 Water Street ,16th Floor New York, NY 10041
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Asset Allocation Bond Fund as of June 2, 2010:

Name and Address	% Ownership
Emerson Electric Co. Retirement Master Fund	58.7
8000 W Florissant Ave P.O. Box 4100 Saint Louis, MO 63136

Name and Address	% Ownership
Stichting Pensioenfonds Atos Origin	21.9
Papendorpseweg 93 3528 BJ Utrecht Netherlands

Northern Trust as Trustee FBO Lockheed	16.4
Martin Corp Master Retirement TR P.O. Box 92956 Chicago, IL 60675
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class VI Shares of Asset Allocation Bond Fund as of June 2, 2010:

Name and Address	% Ownership
Asset Allocation Trust	53.6
C/O Evergreen Investment Services Inc. 200 Berkeley Street 21st Floor Fund Administration Boston, MA 02116

GMO Global Balanced Asset Allocation Fund	17.4
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO Strategic Opportunities Allocation Fund	8.6
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO Benchmark Free Allocation Fund	8.3
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Mac & Co. FBO Verizon Bell Atlantic Master Trust	6.5
P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Taiwan Fund as of June 2, 2010:

Name and Address	% Ownership
Pension Reserves Investment Trust	83.9
84 State Street Suite 250 Boston, MA 02109

Name and Address	% Ownership
State of Connecticut Retirement Plans And Trust Funds	16.1
55 Elm Street Hartford, CT 06106
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Short-Duration Collateral Fund of June 2, 2010:

Name and Address	% Ownership
GMO Strategic Fixed Income Fund	45.7
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO Domestic Bond Fund	22.3
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO Inflation Index Plus Bond Fund	6.6
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

State Street Bank & Trust Co. as Trustee	5.5
For GMAM Group Pension Trust II State Street Bank and Trust Company Two Avenue De Lafayette Boston, MA 02111
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class III Shares of Flexible Equities Fund of June 2, 2010:

Name and Address	% Ownership
Municipal Fire and Police Retirement System of Iowa	9.3
7155 Lake Drive, Suite 201 West Des Moines, IA 50266

Northern Trust As Trustee FBO Lockheed Martin Corp Master	9.1
Retirement Trust P.O. Box 92956 Chicago, IL 60675

INOVA Health System	6.4
2990 Telestar Court Falls Church, VA 22042

Name and Address	% Ownership
Phillips Exeter Academy	6.3
20 Main Street Exeter, NH 03833

Screen Actors Guild-Producers Pension Plan	6.0
3601 West Olive Avenue, 2nd Floor Burbank, CA 91505

MAC & Co. FBO Dominion Resources	5.9
P.O. Box 3198 Pittsburgh, PA 15230

City of Phoenix Employees Retirement System	5.7
101 South Central Avenue, Suite 600 Phoenix, AZ

Bucknell University	5.3
121 Marts Hall Lewisburg, PA 17837
     The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially (unless otherwise indicated) 5% or more of the outstanding Class VI Shares of Flexible Equities Fund of June 2, 2010:

Name and Address	% Ownership
Asset Allocation Trust	38.1
Evergreen Investment Services Inc 200 Berkeley Street, 21st Floor- Fund Administration Boston, MA 02116

GMO Benchmark-Free Allocation Fund	14.5
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO Global Balanced Asset Allocation Fund	13.7
GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO Strategic Opportunities Allocation Fund	13.2
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO World Opportunities Equity Allocation Fund	6.0
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

GMO International Equity Allocation Fund	5.8
C/O GMO LLC 40 Rowes Wharf Boston, MA 02110

Asset Allocation International Bond Fund, World Opportunity Overlay Share Fund, and Emerging Domestic Opportunities Fund will commence operations on or following August 2, 2010, and, therefore, no shareholder owns beneficially more than 5% of the outstanding shares of these Funds as of this date.
OTHER MATTERS
In July 2008, Emerging Country Debt Fund filed claims in the High Court of Justice in Accra, Ghana against GNPA Limited (“GNPA”) seeking payment on an unconditional promissory note issued by GNPA in an amount of $5.3 million. A judgment was awarded in the Fund’s favor on February 25, 2010; however, the defendant has appealed that judgment. The defaulted promissory note represented less than 0.2% of the net assets of Emerging Country Debt Fund as of May 31, 2010.
In addition, Indian regulators have alleged that Emerging Markets Fund violated certain conditions under which it was granted permission to operate in India and have restricted Emerging Markets Fund’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of Emerging Markets Fund, a portion of the assets are not permitted to be withdrawn from the Fund’s local custodial account located in India. The amount of restricted assets is small relative to the size of the Fund, representing approximately 0.1% of the Fund’s total assets as of February 28, 2010. The effect of this claim on the value of the restricted assets, and all matters relating to the Fund’s response to these allegations are subject to the supervision and control of the Trust’s Board of Trustees. Emerging Markets Fund’s costs in respect of this matter are being borne by the Fund.
In addition, certain Funds (Core Plus Bond Fund, Global Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, Inflation Indexed Plus Bond Fund, Emerging Country Debt Fund, Short-Duration Investment Fund, Global Equity Allocation Fund, and Emerging Markets Fund) (collectively, the “NPF Funds”) have indirect investments in three asset-backed securities (the “NPF Securities”) issued by NPF VI, Inc. and NPF XII, Inc. (the “Issuers”) as a result of the NPF Funds’ holdings in GMO Special Purpose Holding Fund, a series of the Trust offered through a separate private placement memorandum, and/or interests in GMO SPV I, LLC, a special purpose vehicle. The Issuers are special purpose corporations organized and administered by National Premier Financial Services (“NPFS”), a subsidiary of National Century Financial Enterprises (“NCFE”). On November 1, 2002, the Issuers, together with NCFE and NPFS, voluntarily filed petitions for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the Southern District of Ohio (“Bankruptcy Court”). In April 2004, a plan of liquidation (the “Plan”) was approved by the Bankruptcy Court with respect to NCFE, NPFS, and the Issuers. Under the Plan, GMO SPV I, LLC became eligible to receive, on account of the NPF Securities, one or more cash distributions and interests in certain trusts and/or escrows through which additional distributions subsequently may be received. GMO SPV I, LLC received an initial cash distribution and periodic additional distributions on account of the NPF Securities, the proceeds of which were distributed, less expenses, to holders of GMO SPV I, LLC, including GMO Special Purpose Holding Fund.

In addition, the Trust, on behalf of GMO Special Purpose Holding Fund, has joined with certain other holders of the NPF Securities in filing an action against NPFS, NCFE, and certain other parties in connection with the issuance and default of the NPF Securities. In July 2005 and April 2006, GMO Special Purpose Holding Fund entered into settlement agreements with two of the defendants in the lawsuit and GMO SPV I, LLC received cash settlements in connection therewith, which were distributed to holders of GMO SPV I, LLC, including GMO Special Purpose Holding Fund. Each NPF Fund received a proportionate amount of such cash settlements based on the size of their holdings in GMO Special Purpose Holding Fund or GMO SPV I, LLC, as applicable. The outcome of lawsuits against the remaining defendants is not predictable and any potential recoveries, as of the date of this Statement of Additional Information, have not been reflected in the net asset value of GMO Special Purpose Holding Fund. GMO Special Purpose Holding Fund’s costs in respect of these matters are being treated as “extraordinary expenses” and are being borne by that Fund. The valuation of the NPF Securities and all matters relating to the GMO Special Purpose Holding Fund’s participation in these actions are subject to the supervision and control of the Trust’s Board of Trustees.
In addition, in July 2005, Emerging Country Debt Fund entered into litigation against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on certain of its sovereign debt. On September 24, 2007, judgment was awarded in the Fund’s favor. While the judgment may be useful in any restructuring or renegotiation of the defaulted debt, valuations of the Fund’s holdings of the applicable Argentine debt do not reflect any adjustment related to the judgment because of uncertainties associated with enforcement of the judgment. Costs in respect of this matter are being treated as “extraordinary expenses” and are being borne by the Fund. The valuation of the judgment and all matters relating to the defaulted Argentine securities are subject to the supervision and control of the Trust’s Board of Trustees.”
FINANCIAL STATEMENTS
The Trust’s audited financial statements, financial highlights, and report of the independent registered public accounting firm of the Funds, included in the Annual Report for the fiscal year ended February 28, 2010 for each Fund and filed with the SEC pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are hereby incorporated in this Statement of Additional Information by reference. The Funds’ Annual Reports for the fiscal year ended February 28, 2010 were filed electronically with the SEC on Form N-CSR on May 5, 2010 (Accession No. 0001104659-10-025707).

Appendix A
GMO TRUST
SPECIMEN PRICE MAKE-UP SHEETS
Following are computations for each Fund of the total offering price per share of each class of shares of beneficial interest of the Fund that are offered through the MultiFund Prospectus and that had shares of beneficial interest outstanding as of February 28, 2010, in each case based upon their respective net asset values and shares of beneficial interest outstanding as of the close of business on February 28, 2010. Asset Allocation International Bond Fund, World Opportunity Overlay Share Fund, and Emerging Domestic Opportunities Fund will commence operations on or following August 2, 2010, and, therefore, do not yet have any shares of beneficial interest outstanding as of this date.

U.S. Core Equity Fund-Class III
Net Assets at Value (Equivalent to $10.57 per share based on 49,128,417 shares of beneficial interest outstanding)	$519,308,808
Offering Price	$10.57
U.S. Core Equity Fund-Class IV
Net Assets at Value (Equivalent to $10.55 per share based on 39,377,826 shares of beneficial interest outstanding)	$415,267,225
Offering Price	$10.55
U.S. Core Equity Fund-Class VI
Net Assets at Value (Equivalent to $10.54 per share based on 101,385,785 shares of beneficial interest outstanding)	$1,069,029,755
Offering Price	$10.54
Tobacco-Free Core Fund-Class III
Net Assets at Value (Equivalent to $9.22 per share based on 2,346,203 shares of beneficial interest outstanding)	$21,623,613
Offering Price	$9.22
Quality Fund-Class III[1]
Net Assets at Value (Equivalent to $18.99 per share based on 216,852,901 shares of beneficial interest outstanding)	$4,119,118,543
Offering Price	$18.99
Quality Fund-Class IV1
Net Assets at Value (Equivalent to $19.01 per share based on 59,549,790 shares of beneficial interest outstanding)	$1,132,005,895
Offering Price	$19.01
Quality Fund-Class V1
Net Assets at Value (Equivalent to $19.00 per share based on 29,019,700 shares of beneficial interest outstanding)	$551,272,310
Offering Price	$19.00
Quality Fund-Class VI1
Net Assets at Value (Equivalent to $19.00 per share based on 481,938,154 shares of beneficial interest outstanding)	$9,156,696,217
Offering Price	$19.00

Appendix A

U.S. Intrinsic Value Fund-Class III
Net Assets at Value (Equivalent to $6.53 per share based on 1,075,524 shares of beneficial interest outstanding)	$7,020,334
Offering Price	$6.53
U.S. Growth Fund-Class III
Net Assets at Value (Equivalent to $14.61 per share based on 2,773,598 shares of beneficial interest outstanding)	$40,521,179
Offering Price	$14.61
U.S. Small/Mid Cap Value Fund-Class III
Net Assets at Value (Equivalent to $6.53 per share based on 1,722,997 shares of beneficial interest outstanding)	$11,243,893
Offering Price (6.53 x 100 / 99.50)*	$6.56
U.S. Small/Mid Cap Growth Fund-Class III
Net Assets at Value (Equivalent to $11.17 per share based on 882,519 shares of beneficial interest outstanding)	$9,854,705
Offering Price (11.17 x 100 / 99.50)*	$11.23
Real Estate Fund-Class III
Net Assets at Value (Equivalent to $6.16 per share based on 2,291,895 shares of beneficial interest outstanding)	$14,112,284
Offering Price	$6.16
Tax-Managed U.S. Equities Fund-Class III
Net Assets at Value (Equivalent to $10.49 per share based on 1,515,005 shares of beneficial interest outstanding)	$15,886,034
Offering Price	$10.49
International Core Equity Fund-Class III
Net Assets at Value (Equivalent to $25.63 per share based on 39,686,263 shares of beneficial interest outstanding)	$1,017,206,871
Offering Price	$25.63
International Core Equity Fund-Class IV
Net Assets at Value (Equivalent to $25.62 per share based on 31,136,532 shares of beneficial interest outstanding)	$797,729,757
Offering Price	$25.62
International Core Equity Fund-Class VI
Net Assets at Value (Equivalent to $25.60 per share based on 89,405,256 shares of beneficial interest outstanding)	$2,288,571,827
Offering Price	$25.60
International Intrinsic Value Fund-Class II
Net Assets at Value (Equivalent to $19.35 per share based on 20,360,774 shares of beneficial interest outstanding)	$394,009,307
Offering Price	$19.35
International Intrinsic Value Fund-Class III
Net Assets at Value (Equivalent to $19.56 per share based on 98,412,995 shares of beneficial interest outstanding)	$1,925,104,170
Offering Price	$19.56

Appendix A

International Intrinsic Value Fund-Class IV
Net Assets at Value (Equivalent to $19.55 per share based on 142,166,044 shares of beneficial interest outstanding)	$2,779,469,715
Offering Price	$19.55
International Growth Equity Fund-Class III
Net Assets at Value (Equivalent to $19.68 per share based on 30,460,952 shares of beneficial interest outstanding)	$599,454,584
Offering Price	$19.68
International Growth Equity Fund-Class IV
Net Assets at Value (Equivalent to $19.69 per share based on 112,765,686 shares of beneficial interest outstanding)	$2,220,137,510
Offering Price	$19.69
Developed World Stock Fund-Class III
Net Assets at Value (Equivalent to $16.28 per share based on 10,554,449 shares of beneficial interest outstanding)	$171,842,340
Offering Price (16.28 x 100 / 99.75)*	$16.32
Developed World Stock Fund-Class IV
Net Assets at Value (Equivalent to $16.30 per share based on 10,151,748 shares of beneficial interest outstanding)	$165,444,686
Offering Price (16.30 x 100 / 99.75)*	$16.34
Currency Hedged International Equity Fund-Class III
Net Assets at Value (Equivalent to $2.64 per share based on 9,603,335 shares of beneficial interest outstanding)	$25,395,202
Offering Price	$2.64
Foreign Fund-Class II
Net Assets at Value (Equivalent to $11.07 per share based on 49,265,683 shares of beneficial interest outstanding)	$545,335,841
Offering Price	$11.07
Foreign Fund-Class III
Net Assets at Value (Equivalent to $11.13 per share based on 143,073,191 shares of beneficial interest outstanding)	$1,591,716,717
Offering Price	$11.13
Foreign Fund-Class IV
Net Assets at Value (Equivalent to $11.39 per share based on 75,230,601 shares of beneficial interest outstanding)	$856,553,389
Offering Price	$11.39
Foreign Small Companies Fund-Class III
Net Assets at Value (Equivalent to $10.74 per share based on 27,276,181 shares of beneficial interest outstanding)	$292,851,600
Offering Price (10.74 x 100 / 99.50)*	$10.79
Foreign Small Companies Fund-Class IV
Net Assets at Value (Equivalent to $10.73 per share based on 7,851,660 shares of beneficial interest outstanding)	$84,224,591
Offering Price (10.73 x 100 / 99.50)*	$10.78

Appendix A

International Small Companies Fund-Class III
Net Assets at Value (Equivalent to $6.63 per share based on 174,920,807 shares of beneficial interest outstanding)	$1,160,294,423
Offering Price (6.63 x 100 / 99.50)*	$6.66
Emerging Markets Fund-Class II
Net Assets at Value (Equivalent to $11.63 per share based on 194,810,177 shares of beneficial interest outstanding)	$2,265,636,913
Offering Price (11.63 x 100 / 99.20)*	$11.72
Emerging Markets Fund-Class III
Net Assets at Value (Equivalent to $11.66 per share based on 87,023,998 shares of beneficial interest outstanding)	$1,014,490,030
Offering Price (11.66 x 100 / 99.20)*	$11.75
Emerging Markets Fund-Class IV
Net Assets at Value (Equivalent to $11.58 per share based on 141,586,750 shares of beneficial interest outstanding)	$1,639,960,653
Offering Price (11.58 x 100 / 99.20)*	$11.67
Emerging Markets Fund-Class V
Net Assets at Value (Equivalent to $11.57 per share based on 31,795,060 shares of beneficial interest outstanding)	$367,836,085
Offering Price (11.57 x 100 / 99.20)*	$11.66
Emerging Markets Fund-Class VI
Net Assets at Value (Equivalent to $11.59 per share based on 331,078,473 shares of beneficial interest outstanding)	$3,836,630,954
Offering Price (11.59 x 100 / 99.20)*	$11.68
Emerging Countries Fund-Class III
Net Assets at Value (Equivalent to $9.24 per share based on 18,931,192 shares of beneficial interest outstanding)	$174,933,478
Offering Price	$9.24
Taiwan Fund-Class III
Net Assets at Value (Equivalent to $17.75 per share based on 5,135,305 shares of beneficial interest outstanding)	$91,175,593
Offering Price (17.75 x 100 / 99.85)*	$17.78
Tax-Managed International Equities Fund-Class III
Net Assets at Value (Equivalent to $12.97 per share based on 42,203,413 shares of beneficial interest outstanding)	$547,178,406
Offering Price	$12.97
Flexible Equities Fund-Class III
Net Assets at Value (Equivalent to $18.55 per share based on 2,250,478 shares of beneficial interest outstanding)	$41,753,036
Offering Price	$18.55
Flexible Equities Fund-Class VI
Net Assets at Value (Equivalent to $18.56 per share based on 18,864,999 shares of beneficial interest outstanding)	$350,134,724
Offering Price	$18.56

Appendix A

Domestic Bond Fund-Class III
Net Assets at Value (Equivalent to $5.99 per share based on 29,005,532 shares of beneficial interest outstanding)	$173,619,677
Offering Price	$5.99
Domestic Bond Fund — Class VI
Net Assets at Value (Equivalent to $5.99 per share based on 102,522,970 shares of beneficial interest outstanding)	$614,414,570
Offering Price	$5.99
Core Plus Bond Fund-Class III
Net Assets at Value (Equivalent to $7.02 per share based on 7,957,066 shares of beneficial interest outstanding)	$55,839,194
Offering Price	$7.02
Core Plus Bond Fund-Class IV
Net Assets at Value (Equivalent to $7.03 per share based on 39,388,813 shares of beneficial interest outstanding)	$276,850,049
Offering Price	$7.03
International Bond Fund-Class III
Net Assets at Value (Equivalent to $6.59 per share based on 31,718,607 shares of beneficial interest outstanding)	$209,149,689
Offering Price	$6.59
Strategic Fixed Income Fund-Class III
Net Assets at Value (Equivalent to $15.51 per share based on 8,999,782 shares of beneficial interest outstanding)	$139,571,172
Offering Price	$15.51
Strategic Fixed Income Fund-Class VI
Net Assets at Value (Equivalent to $15.49 per share based on 129,482,795 shares of beneficial interest outstanding)	$2,005,888,826
Offering Price	$15.49
Currency Hedged International Bond Fund-Class III
Net Assets at Value (Equivalent to $7.98 per share based on 17,211,787 shares of beneficial interest outstanding)	$137,300,656
Offering Price	$7.98
Global Bond Fund-Class III
Net Assets at Value (Equivalent to $7.58 per share based on 28,231,608 shares of beneficial interest outstanding)	$213,875,042
Offering Price	$7.58
Emerging Country Debt Fund-Class III
Net Assets at Value (Equivalent to $8.47 per share based on 71,048,177 shares of beneficial interest outstanding)	$602,065,036
Offering Price (8.47 x 100 / 99.50)*	$8.51
Emerging Country Debt Fund-Class IV
Net Assets at Value (Equivalent to $8.47 per share based on 152,063,665 shares of beneficial interest outstanding)	$1,287,496,197
Offering Price (8.47 x 100 / 99.50)*	$8.51

Appendix A

Short-Duration Investment Fund-Class III
Net Assets at Value (Equivalent to $8.07 per share based on 821,040 shares of beneficial interest outstanding)	$6,627,303
Offering Price	$8.07
Short-Duration Collateral Fund
Net Assets at Value (Equivalent to $14.98 per share based on 212,851,080 shares of beneficial interest outstanding)	$3,189,413,965
Offering Price	$14.98
Short-Duration Collateral Share Fund-Class III
Net Assets at Value (Equivalent to $17.27 per share based on 1,953,952 shares of beneficial interest outstanding)	$33,743,651
Offering Price	$17.27
Inflation Indexed Plus Bond Fund-Class III
Net Assets at Value (Equivalent to $18.40 per share based on 4,133,119 shares of beneficial interest outstanding)	$76,048,002
Offering Price	$18.40
Inflation Indexed Plus Bond Fund-Class VI
Net Assets at Value (Equivalent to $18.39 per share based on 17,888,209 shares of beneficial interest outstanding)	$329,040,808
Offering Price	$18.39
U.S. Treasury Fund
Net Assets at Value (Equivalent to $25.00 per share based on 21,839,419 shares of beneficial interest outstanding)	$546,075,930
Offering Price	$25.00
Asset Allocation Bond Fund-Class III
Net Assets at Value (Equivalent to $26.13 per share based on 1,539,237 shares of beneficial interest outstanding)	$40,225,260
Offering Price	$26.13
Asset Allocation Bond Fund-Class VI
Net Assets at Value (Equivalent to $26.13 per share based on 32,907,113 shares of beneficial interest outstanding)	$859,762,844
Offering Price	$26.13
U.S. Equity Allocation Fund-Class III
Net Assets at Value (Equivalent to $4.56 per share based on 28,173,110 shares of beneficial interest outstanding)	$128,564,547
Offering Price	$4.56
International Equity Allocation Fund-Class III
Net Assets at Value (Equivalent to $8.96 per share based on 113,607,384 shares of beneficial interest outstanding)	$1,017,731,253
Offering Price (8.96 x 100 / 99.82)*	$8.98
International Opportunities Equity Allocation Fund-Class III
Net Assets at Value (Equivalent to $12.69 per share based on 52,091,450 shares of beneficial interest outstanding)	$661,103,123
Offering Price	$12.69

Appendix A

Global Equity Allocation Fund-Class III
Net Assets at Value (Equivalent to $7.40 per share based on 95,294,943 shares of beneficial interest outstanding)	$704,865,594
Offering Price (7.40 x 100 / 99.89)*	$7.41
World Opportunities Equity Allocation Fund-Class III
Net Assets at Value (Equivalent to $16.74 per share based on 63,302,376 shares of beneficial interest outstanding)	$1,059,839,611
Offering Price	$16.74
Global Balanced Asset Allocation Fund-Class III
Net Assets at Value (Equivalent to $9.30 per share based on 333,616,420 shares of beneficial interest outstanding)	$3,104,292,736
Offering Price (9.30 x 100 / 99.93)*	$9.31
Strategic Opportunities Allocation Fund-Class III
Net Assets at Value (Equivalent to $18.54 per share based on 99,865,166 shares of beneficial interest outstanding)	$1,851,213,086
Offering Price	$18.54
Benchmark-Free Allocation Fund-Class III
Net Assets at Value (Equivalent to $21.49 per share based on 80,662,872 shares of beneficial interest outstanding)	$1,733,172,607
Offering Price (21.49 x 100 / 99.91)*	$21.51
Alpha Only Fund-Class III
Net Assets at Value (Equivalent to $4.91 per share based on 14,548,676 shares of beneficial interest outstanding)	$71,480,896
Offering Price	$4.91
Alpha Only Fund-Class IV
Net Assets at Value (Equivalent to $4.91 per share based on 335,492,876 shares of beneficial interest outstanding)	$1,648,281,590
Offering Price	$4.91

Footnotes to Specimen Price Make-Up Sheets

*	Represents maximum offering price charged on certain cash purchases. See “How to Purchase Shares” and “Purchase Premiums and Redemption Fees” in the Fund’s Prospectus.

[1]	Effective June 1, 2009, “GMO U.S. Quality Equity Fund” was renamed “GMO Quality Fund”.

Appendix B
COMMERCIAL PAPER AND CORPORATE DEBT RATINGS
Commercial Paper Ratings
Standard & Poor’s. Standard & Poor’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. The following are excerpts from Standard & Poor’s short-term issue credit ratings definitions:
A-1 — A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B — A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1 — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2 — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3 — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D — A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even

Appendix B
if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Moody’s. Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. The following are excerpts from Moody’s short-term ratings definitions:
P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
Corporate Debt Ratings
Standard & Poor’s. A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. The following are excerpts from Standard & Poor’s long-term issue credit ratings definitions:
AAA — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Appendix B
BB, B, CCC, CC, C — Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC — An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC — An obligation rated “CC” is currently highly vulnerable to nonpayment.
C — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or Minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Appendix B
NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Moody’s. Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default. The following are excerpts from Moody’s long-term obligation ratings definitions:
Aaa — Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A — Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa — Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba — Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B — Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa — Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C — Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Appendix C
GMO TRUST
PROXY VOTING POLICY
I. Statement of Policy
GMO Trust (the “Trust”) delegates the authority and responsibility to vote proxies related to portfolio securities held by the series of the Trust (each, a “Fund,” and collectively, the “Funds”) to Grantham, Mayo, Van Otterloo & Co. LLC, its investment adviser (the “Adviser”).
The Board of Trustees (the “Board”) of the Trust has reviewed and approved the use of the proxy voting policies and procedures of the Adviser (“Proxy Voting Procedures”) on behalf of the Funds when exercising voting authority on behalf of the Funds.
II. Standard
The Adviser shall vote proxies related to portfolio securities in the best interests of the Funds and their shareholders. In the event of any conflicts of interest between the Adviser and the Funds, the Adviser shall follow procedures that enable it to cause the proxy to be voted in the best interests of the Funds and their shareholders, which may include (1) causing the proxy to be voted pursuant to the recommendation of an independent third party, pursuant to pre-established proxy voting guidelines, or (2) seeking instructions from the Board on the manner in which the proxy should be voted.
III. Review of Proxy Voting Procedures
The Board shall periodically review the Proxy Voting Procedures presented by the Adviser.
The Adviser shall provide periodic reports to the Board regarding any proxy votes where a material conflict of interest was identified except in circumstances where the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party.
The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.
IV. Securities Lending
When a Fund lends its portfolio securities, the Adviser pursuant to the authority delegated to it by the Fund retains an obligation with respect to voting proxies relating to such securities. However, while such securities are on loan, a Fund will not have the right to vote the proxies relating to those securities. As a result, a Fund will only loan its portfolio securities pursuant to securities lending arrangements that permit the Fund to recall a loaned security or to exercise voting rights associated with the security. However, the Adviser generally will not arrange to have a security recalled or to exercise voting rights associated with a security unless the Adviser both (1) receives adequate notice of a proposal upon which shareholders are being asked to vote (which the Adviser often does not receive, particularly in the case of non-U.S. issuers) and (2) the Adviser believes that the benefits to the Fund of voting on such proposal outweigh the

Appendix C
benefits to the Fund of having the security remain out on loan. The Adviser may use third-party service providers to assist it in identifying and evaluating proposals, and to assist it in recalling loaned securities for proxy voting purposes.
V. Certain Non-U.S. Markets
In certain non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer may not be able to trade in the issuer’s stock for a period of time around the shareholder meeting date. In addition, there may be other costs or impediments to voting proxies in certain non-U.S. markets (e.g., receiving adequate notice, arranging for a proxy, and re-registration requirements). In non-U.S. markets with the foregoing attributes, the Adviser generally will determine not to vote proxies unless it believes that the potential benefits to the Fund of voting outweigh the impairment of portfolio management flexibility and the expected costs/impediments associated with voting.
VI. Disclosure
The following disclosure shall be provided:
A.	Each Fund’s proxy voting record shall annually be included in the Fund’s Form N-PX.

B.	The Adviser shall cause each Fund to include the Trust’s proxy voting policies and procedures in the Trust’s statement of additional information.

C.	Each Fund’s shareholder report shall include a statement that a description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling a specified toll-free or collect telephone number; (ii) on the Fund’s website, if applicable; and (iii) on the Commission’s website at http://www.sec.gov.

D.	The Trust’s statement of additional information and each Fund’s shareholder report shall include a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free or collect telephone number, or on or through the Fund’s website, or both; and (ii) on the Commission’s website at http://www.sec.gov.
Adopted effective September 16, 2003, as revised March 11, 2010.

Appendix C
GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
GMO AUSTRALASIA LLC
(TOGETHER “GMO”)
PROXY VOTING POLICIES AND PROCEDURES
Amended and Restated as of March 11, 2010
I. Introduction and General Principles
GMO provides investment advisory services primarily to institutional, including both ERISA and non-ERISA clients, and commercial clients. GMO understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where GMO has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.
This policy permits clients of GMO to: (1) delegate to GMO the responsibility and authority to vote proxies on their behalf according to GMO’s proxy voting polices and guidelines; (2) delegate to GMO the responsibility and authority to vote proxies on their behalf according to the particular client’s own proxy voting policies and guidelines; or (3) elect to vote proxies themselves. In instances where clients elect to vote their own proxies, GMO shall not be responsible for voting proxies on behalf of such clients.
GMO believes that the following policies and procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of its clients, in accordance with GMO’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the Department of Labor interpretations.
II. Proxy Voting Guidelines
GMO has engaged RiskMetrics Group, Inc. (“RiskMetrics”) as its proxy voting agent to:
(1)	research and make voting recommendations or, for matters for which GMO has so delegated, to make the voting determinations;

(2)	ensure that proxies are voted and submitted in a timely manner;

(3)	handle other administrative functions of proxy voting;

(4)	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(5)	maintain records of votes cast; and

(6)	provide recommendations with respect to proxy voting matters in general.

Appendix C
Proxies generally will be voted in accordance with the voting recommendations contained in the applicable domestic or global RiskMetrics Proxy Voting Manual, as in effect from time to time, subject to such modifications as may be determined by GMO (as described below). Copies of concise summaries of the current domestic and global RiskMetrics proxy voting guidelines are attached to these Proxy Voting Policies and Procedures as Exhibit A. To the extent GMO determines to adopt proxy voting guidelines that differ from the RiskMetrics proxy voting recommendations, such guidelines will be set forth on Exhibit B and proxies with respect to such matters will be voted in accordance with the guidelines set forth on Exhibit B. GMO reserves the right to modify any of the recommendations set forth in the RiskMetrics Proxy Voting Manual in the future. If any such changes are made, an amended Exhibit B to these Proxy Voting Policies and Procedures will be made available for clients.
Except in instances where a GMO client retains voting authority, GMO will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RiskMetrics.
In certain non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer may not be able to trade in the issuer’s stock for a period of time around the shareholder meeting date. In addition, there may be other costs or impediments to voting proxies in certain non-U.S. markets (e.g., receiving adequate notice, arranging for a proxy, and re-registration requirements). In non-U.S. markets with the foregoing attributes, GMO generally will determine to not vote proxies unless it believes that the potential benefits of voting outweigh the impairment of portfolio management flexibility and the expected costs/impediments associated with voting. In addition, if a portfolio security is out on loan, GMO generally will not arrange to have the security recalled or to exercise voting rights associated with the security unless GMO both (1) receives adequate notice of a proposal upon which shareholders are being asked to vote (which GMO often does not receive, particularly in the case of non-U.S. issuers) and (2) GMO believes that the benefits to the client of voting on such proposal outweigh the benefits to the client of having the security remain out on loan. GMO may use third-party service providers to assist it in identifying and evaluating proposals, and to assist it in recalling loaned securities for proxy voting purposes.
III. Proxy Voting Procedures
GMO has a Corporate Actions Group with responsibility for administering the proxy voting process, including:
1.	Implementing and updating the applicable domestic and global RiskMetrics proxy voting guidelines set forth in the RiskMetrics Proxy Voting Manual, as modified from time to time by Exhibit B hereto;

2.	Overseeing the proxy voting process; and

3.	Providing periodic reports to GMO’s Compliance Department and clients as requested.

There may be circumstances under which a portfolio manager or other GMO investment professional (“GMO Investment Professional”) believes that it is in the best interest of a client or clients to vote

Appendix C
proxies in a manner inconsistent with the proxy voting guidelines described in Section II. In such an event, the GMO Investment Professional will inform GMO’s Corporate Actions Group of its decision to vote such proxy in a manner inconsistent with the proxy voting guidelines described in Section II. GMO’s Corporate Actions Group will report to GMO’s Compliance Department no less than quarterly any instance where a GMO Investment Professional has decided to vote a proxy on behalf of a client in that manner.
IV. Conflicts of Interest
As RiskMetrics will vote proxies in accordance with the proxy voting guidelines described in Section II, GMO believes that this process is reasonably designed to address conflicts of interest that may arise between GMO and a client as to how proxies are voted.
In instances where GMO has the responsibility and authority to vote proxies on behalf of its clients for shares of GMO Trust, a registered mutual fund for which GMO serves as the investment adviser, there may be instances where a conflict of interest exists. Accordingly, GMO will (i) vote such proxies in the best interests of its clients with respect to routine matters, including proxies relating to the election of Trustees; and (ii) with respect to matters where a conflict of interest exists between GMO and GMO Trust, such as proxies relating to a new or amended investment management contract between GMO Trust and GMO, or a re-organization of a series of GMO Trust, GMO will either (a) vote such proxies in the same proportion as the votes cast with respect to that proxy, or (b) seek instructions from its clients.
In addition, if GMO is aware that one of the following conditions exists with respect to a proxy, GMO shall consider such event a potential material conflict of interest:
1.	GMO has a business relationship or potential relationship with the issuer;

2.	GMO has a business relationship with the proponent of the proxy proposal; or

3.	GMO members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.
In the event of a potential material conflict of interest, GMO will (i) vote such proxy according to Exhibit B (if applicable) or the specific recommendation of RiskMetrics; (ii) abstain; or (iii) seek instructions from the client or request that the client votes such proxy. All such instances shall be reported to GMO’s Compliance Department at least quarterly.
V. Recordkeeping
GMO will maintain records relating to the implementation of these proxy voting policies and procedures, including:
(1)	a copy of these policies and procedures which shall be made available to clients, upon request;

Appendix C
(2)	a record of each vote cast (which RiskMetrics maintains on GMO’s behalf); and

(3)	each written client request for proxy records and GMO’s written response to any client request for such records.
Such proxy voting records shall be maintained for a period of five years.
VI. Reporting
GMO’s Compliance Department will provide GMO’s Conflict of Interest Committee with periodic reports that include a summary of instances where GMO has (i) voted proxies in a manner inconsistent with the proxy voting guidelines described in Section II, (ii) voted proxies in circumstances in which a material conflict of interest may exist as set forth in Section IV, and (iii) voted proxies of shares of GMO Trust on behalf of its clients.
VII. Disclosure
Except as otherwise required by law, GMO has a general policy of not disclosing to any issuer or third party how GMO or its voting delegate voted a client’s proxy.

Appendix C
Exhibit A

U.S. Proxy Voting Guidelines Concise Summary
(Digest of Selected Key Guidelines)
January 22, 2010

Copyright © 2010 by RiskMetrics Group.
The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of RiskMetrics 2010 proxy voting guidelines can be found in the Jan. 15, 2010, edition of the U.S. Proxy Voting Manual.
All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.
Risk Management | RiskMetrics Labs | ISS Governance Services | Financial Research & Analysis
www.riskmetrics.com

Appendix C
1. Routine/Miscellaneous:
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees
2. Board of Directors:
Votes on director nominees should be determined on a CASE-BY-CASE basis.
Four fundamental principles apply when determining votes on director nominees:
•	Board Accountability

•	Board Responsiveness

•	Director Independence

•	Director Competence
Board Accountability
Problematic Takeover Defenses
VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered on a CASE-by-CASE basis), if:
•	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote

[1]	In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[2]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If RMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Appendix C
recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

•	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

•	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

•	The board makes a material adverse change to an existing poison pill without shareholder approval.
Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short- term pill”) without shareholder approval, taking into account the following factors:
•	The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.
Problematic Audit-Related Practices
Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote CASE-by-CASE on members of the Audit Committee and/or the full board if:
•	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well

Appendix C
as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.
Problematic Compensation Practices
VOTE WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:
•	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

•	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment made to shareholders;

•	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.
Other Problematic Governance Practices
VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:
•	The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved. If this information cannot be obtained, withhold from all incumbent directors;

•	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:
–	A classified board structure;

–	A supermajority vote requirement;

–	Majority vote standard for director elections with no carve out for contested elections;

–	The inability for shareholders to call special meetings;

–	The inability for shareholders to act by written consent;

–	A dual-class structure; and/or

–	A non-shareholder approved poison pill.

Appendix C
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:
•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Board Responsiveness
Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:
•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Director Independence
Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors in the Summary Guidelines) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

•	The full board is less than majority independent.
Director Competence
Vote AGAINST or WITHHOLD from individual directors who:

Appendix C
•	Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:
–	Degree to which absences were due to an unavoidable conflict;

–	Pattern of absenteeism; and

–	Other extraordinary circumstances underlying the director’s absence;
•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.
Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:
The company maintains the following counterbalancing features:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
–	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

Appendix C
–	serves as liaison between the chairman and the independent directors; approves information sent to the board;

–	approves meeting agendas for the board;

–	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

–	has the authority to call meetings of the independent directors;

–	if requested by major shareholders, ensures that he is available for consultation and direct communication;
•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•	A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
–	Egregious compensation practices;

–	Multiple related-party transactions or other issues putting director independence at risk;

–	Corporate and/or management scandals;

–	Excessive problematic corporate governance provisions; or

–	Flagrant board or management actions with potential or realized negative impact on shareholders.
3. Shareholder Rights & Defenses:
Net Operating Loss (NOL) Protective Amendments
For management proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”), the following factors should be considered on a CASE-BY-CASE basis:

Appendix C
•	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.
Poison Pills- Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.
If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.
Poison Pills- Management Proposals to Ratify Poison Pill
Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Appendix C
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
Poison Pills- Management Proposals to ratify a Pill to preserve Net Operating Losses (NOLs)
Vote CASE-BY-CASE on management proposals for poison pill ratification. For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOLs”), the following factors are considered on a CASE-BY-CASE basis:
•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);

•	The value of the NOLs;

•	The term;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.
Shareholder Ability to Call Special Meetings
Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.
Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of and management’s response to previous shareholder proposals.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

Appendix C
•	Ownership structure;

•	Quorum requirements; and

•	Supermajority vote requirements.
4. Capital /Restructuring:
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:
•	Past Board Performance:
–	The company’s use of authorized shares during the last three years;

–	One- and three-year total shareholder return; and

–	The board’s governance structure and practices;
•	The Current Request:
–	Disclosure in the proxy statement of the specific reasons for the proposed increase;

–	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and its three-year total shareholder return; and

–	Risks to shareholders of not approving the request.
Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.
Preferred Stock
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
•	Past Board Performance:
–	The company’s use of authorized preferred shares during the last three years;

–	One- and three-year total shareholder return; and

–	The board’s governance structure and practices;
•	The Current Request:

Appendix C
–	Disclosure in the proxy statement of specific reasons for the proposed increase;

–	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and three-year total shareholder return; and

–	Whether the shares requested are blank check preferred shares, and whether they are declawed.
Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process — Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the “RMG Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

Appendix C
•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
5. Compensation:
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

Appendix C
•	The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group;

•	Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for problematic pay practices.
Other Compensation Proposals and Policies
Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)
In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices- dissatisfaction with compensation practices can be expressed by voting against the MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on which to express the dissatisfaction, then the secondary target will be members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal; then vote withhold or against compensation committee member (or, if the full board is deemed accountable, to all directors). If the negative factors impact equity-based plans, then vote AGAINST an equity-based plan proposal presented for shareholder approval.
Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.
Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:
•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.
Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&LA). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•	Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking

Appendix C
peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•	Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.
Pay for Performance
Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.
Focus on companies with sustained underperformance relative to peers, considering the following key factors:
•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS — Global Industry Classification Group); and

•	Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.
If a company falls in the bottom half of its four-digit GICS, further analysis of the CDELA is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
•	Problematic practices related to non-performance-based compensation elements;

Appendix C
•	· Incentives that may motivate excessive risk-taking; and

•	Options Backdating.
Non-Performance based Compensation Elements
Companies adopt a variety of pay arrangements that may be acceptable in their particular industries, or unique for a particular situation, and all companies are reviewed on a case-by-case basis. However, there are certain adverse practices that are particularly contrary to a performance-based pay philosophy, including guaranteed pay and excessive or inappropriate non-performance-based pay elements.
While not exhaustive, this is the list of practices that carry greatest weight in this consideration and may result in negative vote recommendations on a stand-alone basis. For more details, please refer to RMG’s Compensation FAQ document:
http://www.riskmetrics.com/policy/2010_compensation_FAQ:
•	Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;

•	Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;

•	Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;

•	Change-in-control payments exceeding 3 times base salary and target bonus; change-in-control payments without job loss or substantial diminution of duties (“Single Triggers”); new or materially amended agreements that provide for “modified single triggers” (under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package); new or materially amended agreements that provide for an excise tax gross-up (including “modified gross-ups”);

•	Tax Reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc; (see also excise tax gross-ups above)

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements; or

•	Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options).
Incentives that may Motivate Excessive Risk-Taking
Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

Appendix C
•	Guaranteed bonuses;

•	A single performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.
Options Backdating
Vote CASE-by-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:
•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.
A CASE-by-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.
Board Communications and Responsiveness
Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:
•	Poor disclosure practices, including:
–	Unclear explanation of how the CEO is involved in the pay setting process;

Appendix C
–	Retrospective performance targets and methodology not discussed;

–	Methodology for benchmarking practices and/or peer group not disclosed and explained.
•	Board’s responsiveness to investor input and engagement on compensation issues, for example:
–	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

–	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.
Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.
If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Appendix C
Shareholder Proposals on Compensation
Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.
Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.
Recoup Bonuses
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:
•	If the company has adopted a formal recoupment bonus policy;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent.
Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.
Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:
•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
–	Rigorous stock ownership guidelines, or

Appendix C
–	A holding period requirement coupled with a significant long-term ownership requirement, or

–	A meaningful retention ratio,
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.
6.	Social/Environmental Issues:
Overall Approach
When evaluating social and environmental shareholder proposals, RMG considers the following factors:
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

Appendix C
•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Board Diversity
Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:
•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:
•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	The company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.
Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Appendix C
Greenhouse Gas (GHG) Emissions
Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
•	The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

•	Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.
Political Contributions and Trade Association Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

Appendix C
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.
Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:
•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.
Sustainability Reporting
Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

Appendix C
•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

Appendix C

2010 INTERNATIONAL PROXY VOTING GUIDELINES SUMMARY
December 31, 2009

Copyright © 2009 by RiskMetrics Group.
All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.
Risk Management | RiskMetrics Labs | ISS Governance Services | Financial Research & Analysis
www.riskmetrics.com

Appendix C
RISKMETRICS
2010 INTERNATIONAL PROXY VOTING GUIDELINES SUMMARY
Effective for Meetings on or after Feb. 1, 2010
Updated December 31, 2009
The following is a condensed version of the general international policies for voting non-U.S. proxies contained in the RiskMetrics (“RMG”) Proxy Voting Manual. Please note that these guidelines exclude the US, Canadian, and European markets, which are presented separately. In addition, RMG has country- and market-specific policies, which are not captured below.

Appendix C
1. Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.
Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Appendix C
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
2. Board of Directors
Director Elections
Vote FOR management nominees in the election of directors, unless:
•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.
Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or

Appendix C
labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:
•	Material failures of governance, stewardship, or fiduciary responsibilities at the company; or

•	Failure to replace management as appropriate; or

•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
RMG Classification of Directors — International Policy 2010
Executive Director
•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

Appendix C
•	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[5] connection with the dissident, either currently or historically;

•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

•	Government representative;

•	Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of a current employee of the company or its affiliates;

•	Relative[1] of a former executive of the company or its affiliates;

[1]	Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2]	Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3]	If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues (the recipient is the party receiving the financial proceeds from the transaction). For Central and Eastern European countries: A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value (of all outstanding financing operations) compared to the company’s total assets is more than 5 percent.

[4]	For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5]	For purposes of RMG director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Appendix C
•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (5 year cooling off period);

•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

•	Any additional relationship or principle considered to compromise independence under local corporate best practice guidance.
Independent NED
•	No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.
Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.
For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.
Director Compensation

Appendix C
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
3. Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.

Appendix C
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure. Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans

Appendix C
Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:
•	Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

•	Duration does not exceed 18 months.
For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.
In addition, vote AGAINST any proposal where:
•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.
RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:
•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

•	The plan still respects the 10 percent maximum of shares to be kept in treasury.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
4. Other Items
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

Appendix C
For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.

•	Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis. In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

Appendix C
•	the parties on either side of the transaction;

•	the nature of the asset to be transferred/service to be provided;

•	the pricing of the transaction (and any associated professional valuation);

•	the views of independent directors (where provided);

•	the views of an independent financial adviser (where appointed);

•	whether any entities party to the transaction (including advisers) is conflicted; and

•	the stated rationale for the transaction, including discussions of timing.
If there is a transaction that RMG deemed problematic and that was not put to a shareholder vote, RMG may recommend against the election of the director involved in the related-party transaction or the full board.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis. Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Appendix C
Exhibit B (as amended February 2, 2009)
Modifications to recommendations set forth in the ISS Proxy Voting Manual
Shareholder Ability to Act by Written Consent
Vote FOR proposals to restrict or prohibit shareholder activity to take action by written consent.
Vote AGAINST proposals to allow or make easier shareholder action by written consent.
Cumulative Voting
Vote FOR proposals to eliminate cumulative voting.
Vote AGAINST proposals to restore or provide for cumulative voting.
Incumbent Director Nominees
Vote WITH management’s recommendations regarding incumbent director nominees.